AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2023

File No. 333-258156

File No. 811-23718

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 1 /X/

AND

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 3 /X/

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

866-348-6466

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Sean Graber, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

It is proposed that this filing become effective (check appropriate box)

/X/	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

Catholic Responsible Investments Funds

Prospectus

March 1, 2023

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

Investor Shares: CMNVX

Institutional Shares: CMNSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND

Investor Shares: CMMVX

Institutional Shares: CMMSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND

Investor Shares: CMPVX

Institutional Shares: CMPSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

Investor Shares: CMUVX

Institutional Shares: CMUSX

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

Institutional Shares: CRHSX

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

Institutional Shares: CRDSX

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

Investor Shares: CROVX

Institutional Shares: CROSX

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

Investor Shares: CRBVX

Institutional Shares: CRBSX

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

Institutional Shares: CRQSX

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

Investor Shares: CRTVX

Institutional Shares: CRTSX

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

Investor Shares: CRLVX

Institutional Shares: CRLSX

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

Institutional Shares: CRSSX

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

Institutional Shares: CRNSX

INVESTMENT ADVISER:
CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Catholic Responsible Investments Magnus 45/55 Fund

Investment Objective

The Catholic Responsible Investments Magnus 45/55 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.35%	0.20%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses (AFFE)[1]	0.36%	0.36%
Total Annual Fund Operating Expenses[2]	0.71%	0.56%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.51%	0.36%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$52	$207	$375	$864
Institutional Shares	$37	$159	$293	$682

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds, the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 45% of its assets and exposure to fixed-income securities in an amount equal to 55% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	45.00%	Fixed-Income Securities (Bond Funds)	55.00%
Catholic Responsible Investments Equity Index Fund	22.25%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	7.00%	Catholic Responsible Investments Short Duration Bond Fund	13.75%
Catholic Responsible Investments International Equity Fund	9.00%	Catholic Responsible Investments Opportunistic Bond Fund	13.75%
Catholic Responsible Investments Small-Cap Fund	4.50%	Catholic Responsible Investments Bond Fund	27.50%
Catholic Responsible Investments International Small-Cap Fund	2.25%

The Adviser regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	45.00%	55.00%
Permissible Range	40-50%	50-60%

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Fixed Income Market Risk — The prices of Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
12.40%	(10.63)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND	1 Year	Since Predecessor Fund’s Inception (July 2, 2018)
Fund Returns Before Taxes
Institutional Shares	(13.93)%	4.76%
Investor Shares	(14.00)%	4.62%
Fund Returns After Taxes on Distributions
Investor Shares	(14.54)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	(8.29)%	—^
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	(15.11)%	3.52%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	(19.21)%	7.83%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	(13.01)%	0.41%

*	The Custom Benchmark is a blended benchmark composed of 55% of the Bloomberg U.S. Aggregate Bond Index, 33.75% of the Russell 3000® Index, and 11.25% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Investment Objective

The Catholic Responsible Investments Magnus 60/40 Beta Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.21%	0.06%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses (AFFE)[1]	0.31%	0.31%
Total Annual Fund Operating Expenses[2]	0.52%	0.37%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.46%	0.31%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$47	$161	$285	$647
Institutional Shares	$32	$113	$202	$462

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets, with a bias towards “passive” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	60.00%	Fixed-Income Securities (Bond Funds)	40.00%
Catholic Responsible Investments Equity Index Fund	39.00%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	0.00%	Catholic Responsible Investments Short Duration Bond Fund	10.00%
Catholic Responsible Investments International Equity Fund	12.00%	Catholic Responsible Investments Opportunistic Bond Fund	10.00%
Catholic Responsible Investments Small-Cap Fund	6.00%	Catholic Responsible Investments Bond Fund	20.00%
Catholic Responsible Investments International Small-Cap Fund	3.00%

The Adviser regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	60.00%	40.00%
Permissible Range	55-65%	35-45%

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an Underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fixed Income Market Risk — The prices of Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened.

Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables,

truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
14.66%	(13.65)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND	1 Year	Since Predecessor Fund’s Inception (July 2, 2018)
Fund Returns Before Taxes
Institutional Shares	(15.44)%	4.93%
Investor Shares	(15.59)%	4.77%
Fund Returns After Taxes on Distributions
Investor Shares	(16.18)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	(9.23)%	—^
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	(15.90)%	4.59%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	(19.21)%	8.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	(13.01)%	0.39%

*	The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Investment Objective

The Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.18%	0.03%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses (AFFE)[1]	0.43%	0.43%
Total Annual Fund Operating Expenses[2]	0.61%	0.46%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.58%	0.43%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$192	$337	$759
Institutional Shares	$44	$145	$255	$576

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets, with a bias towards “active” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	60.00%	Fixed-Income Securities (Bond Funds)	40.00%
Catholic Responsible Investments Equity Index Fund	15.00%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	24.00%	Catholic Responsible Investments Short Duration Bond Fund	10.00%
Catholic Responsible Investments International Equity Fund	12.00%	Catholic Responsible Investments Opportunistic Bond Fund	10.00%
Catholic Responsible Investments Small-Cap Fund	6.00%	Catholic Responsible Investments Bond Fund	20.00%
Catholic Responsible Investments International Small-Cap Fund	3.00%

The Adviser regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	60.00%	40.00%
Permissible Range	55-65%	35-45%

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Fixed Income Market Risk — The prices of Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
15.02%	(14.23)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND	1 Year	Since Predecessor Fund’s Inception (July 2, 2018)
Fund Returns Before Taxes
Institutional Shares	(16.21)%	4.58%
Investor Shares	(16.36)%	4.42%
Fund Returns After Taxes on Distributions
Institutional Shares	(16.80)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(9.60)%	—^
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	(16.36)%	4.42%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	(19.21)%	9.03%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	(13.01)%	0.39%

*	The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Magnus 75/25 Fund

Investment Objective

The Catholic Responsible Investments Magnus 75/25 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.23%	0.08%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses (AFFE)[1]	0.38%	0.38%
Total Annual Fund Operating Expenses[2]	0.61%	0.46%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.53%	0.38%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.00% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$54	$187	$332	$755
Institutional Shares	$39	$140	$250	$571

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 75% of its assets and exposure to fixed-income securities in an amount equal to 25% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	75.00%	Fixed-Income Securities (Bond Funds)	25.00%
Catholic Responsible Investments Equity Index Fund	33.75%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	15.00%	Catholic Responsible Investments Short Duration Bond Fund	6.25%
Catholic Responsible Investments International Equity Fund	15.00%	Catholic Responsible Investments Opportunistic Bond Fund	6.25%
Catholic Responsible Investments Small-Cap Fund	7.50%	Catholic Responsible Investments Bond Fund	12.50%
Catholic Responsible Investments International Small-Cap Fund	3.75%

The Adviser regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	75.00%	25.00%
Permissible Range	70-80%	20-30%

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and

foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fixed Income Market Risk — The prices of Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
17.62%	(16.78)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND	1 Year	Since Predecessor Fund’s Inception (July 2, 2018)
Fund Returns Before Taxes
Institutional Shares	(17.42)%	7.61%
Investor Shares	(17.56)%	7.44%
Fund Returns After Taxes on Distributions
Investor Shares	(18.37)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	(10.39)%	—^
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	(16.73)%	6.91%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	(19.21)%	9.99%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	(13.01)%	0.61%

*	The Custom Benchmark is a blended benchmark composed of 25% of the Bloomberg U.S. Aggregate Bond Index, 56.25% of the Russell 3000® Index, and 18.75% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Ultra Short Bond Fund

Investment Objective

The Catholic Responsible Investments Ultra Short Bond Fund (“Fund”) seeks to provide current income consistent with the preservation of capital.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.25%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.58%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.23)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$36	$163	$301	$704

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

The Fund relies upon an investment Sub-Adviser to manage the Fund’s portfolio under the general supervision of the Adviser. The Fund’s Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the Fund’s entire portfolio. While the Fund may invest in securities with a maturity of up to 24 months, or a two-year average life for amortizing securities, the Sub-Adviser will strive to maintain an average portfolio duration for the Fund of 90 days or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable securities. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Money Market Securities Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

When-Issued and Delayed Delivery Securities Risk — When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
0.90%	(0.14)%
12/31/2022	12/31/2021

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	1.38%	1.11%	0.66%
Fund Returns After Taxes on Distributions	0.81%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.81%	—^	—^
Bloomberg US Treasury Bills (1-3M) Index (reflects no deduction for fees, expenses or taxes)*	1.52%	1.22%	0.73%

*

The Bloomberg US Treasury Bills (1-3M) Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment grade, and have $300 million or more of outstanding face value.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Adviser and Portfolio Manager

Wellington Management Company LLP

Tim Smith, Fixed Income Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Short Duration Bond Fund

Investment Objective

The Catholic Responsible Investments Short Duration Bond Fund (the “Fund”) seeks maximum current income consistent with the preservation of capital.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.30%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$36	$117	$206	$466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes; mortgage pass-through securities and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

The Fund will invest primarily in securities denominated in U.S. dollars; however, the Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost-effective basis than by use of physical securities alone. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use fundamental research to capture inefficiencies in the valuation of sectors and individual securities, and may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg U.S. Treasury (1-3 Year) Index (the “Index”) duration, generally ranging within one to three years. The Fund seeks to maintain a low duration, typically within a range of +/- 10% of the Index, but may lengthen or shorten its duration within that range.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Thus, the higher the duration, the more volatile the security.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration index, the Bloomberg U.S. Treasury 1-3 Year Index, which is an ultra high credit quality benchmark and not broadly diversified across bond market sectors. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 10% below investment grade (off-benchmark) exposure is permitted. Non-U.S. dollar instruments are not permitted.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark (and its duration profile) and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Collateralized Loan Obligations Risk — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
2.49%	(2.40)%
6/30/2020	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	(3.31)%	0.99%	1.16%
Fund Returns After Taxes on Distributions	(4.05)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(1.96)%	—^	—^
Bloomberg U.S. Treasury (1-3 Year) Index (reflects no deduction for fees, expenses or taxes)*	(3.82)%	0.74%	0.65%

*

The Bloomberg U.S. Treasury (1-3 Year) Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Wellington Management Company LLP

Tim Smith, Fixed Income Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Opportunistic Bond Fund

Investment Objective

The Catholic Responsible Investments Opportunistic Bond Fund (the “Fund”) seeks current income and to provide relatively low correlation to equity assets.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.35%	0.35%
Other Expenses	0.25%	0.09%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.10%	0.09%
Total Annual Fund Operating Expenses	0.60%	0.44%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.04)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.56%	0.41%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.41% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$57	$188	$331	$746
Institutional Shares	$42	$138	$243	$552

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 179% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities, adjustable rate mortgages (“ARMs”), mortgage-pass through securities and mortgage dollar rolls; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; collateralized loan obligations; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. Generally, the Fund will invest in securities denominated in U.S. dollars but may invest in non-U.S. dollar securities issued by foreign entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.

A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be obligations of corporations, non-U.S. dollar denominated. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and forward and swaps in the interest rate, currency and credit default markets. The Fund may buy or sell futures or swaps to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use top-down macroeconomic analysis along with fundamental research to capture inefficiencies in the valuation of sectors and individual securities combined with duration management in pursuit of above-benchmark returns over a full market cycle. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Fund seeks to combine economic and fundamental research to capture inefficiencies in the valuation of market sectors and individual securities. It is also designed to permit its sub-advisers substantial flexibility to adjust the portfolio to take advantage of volatile market conditions and to mitigate the negative impact of rising interest rates.

The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg 1-5 Year Government Credit Index (the “Index”) duration, generally ranging within one-half years to five years. The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-2.5 years of the Bloomberg 1-5 Year Government Credit Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg 1-5 Year Government Credit Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC Management has an overall investment objective to seek total return versus the Bloomberg 1-5 Year Government Credit Index while providing protection against interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated investment grade and high yield fixed income securities, predominantly via securitized bonds without any issue or issuer concentration constraints. The long-term objective of the account is to outperform the Bloomberg 1-5 Year Government Credit Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration benchmark, the Bloomberg 1-5 Year Government Credit Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 20% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Collateralized Loan Obligations Risk — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
5.24%	(2.73)%
6/30/2020	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (May 1, 2013)
Fund Returns Before Taxes
Institutional Shares	(6.09)%	2.18%	1.90%
Investor Shares	(6.23)%	2.03%	1.75%
Fund Returns After Taxes on Distributions
Institutional Shares	(7.09)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(3.60)%	—^	—^
Bloomberg 1-5 Year Government Credit Index (reflects no deduction for fees, expenses or taxes)*	(5.50)%	0.85%	0.98%

*

The Bloomberg 1-5 Year Government Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Brandywine Global Investment Management, LLC

Anujeet Sareen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Jack McIntyre, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Brian Kloss, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Tracy Chen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Sun Life Capital Management (U.S.) LLC

Richard Familetti, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Michael Donelan, CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Daniel J. Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Philip Mendonca, Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Matthew Salzillo, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Annette Serrao, CFA, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Raghava K. Vudata, Senior Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Bond Fund

Investment Objective

The Catholic Responsible Investments Bond Fund (the “Fund”) seeks current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.30%	0.30%
Other Expenses	0.21%	0.06%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[1]	0.51%	0.36%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.37% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$52	$164	$285	$640
Institutional Shares	$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”), adjustable rate mortgages (“ARMs”) and mortgage pass-through securities; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S.

government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund will invest primarily in securities denominated in U.S. dollars. The Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies, government-sponsored enterprises, foreign local government entities, and supranational entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost effective basis than by use of physical securities alone. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchases securities such that the average weighted duration of the Fund’s portfolio will typically be within a range of +/- 20% of the Bloomberg U.S. Aggregate Bond Index (the “Index”). The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-25% of the Bloomberg U.S. Aggregate Bond Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg U.S. Aggregate Bond Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Dodge & Cox

Dodge & Cox will invest primarily in U.S. fixed income securities, including, but not limited to, U.S. government and agency securities, corporate bonds, and mortgage- and asset-backed securities. Dodge & Cox will also invest in below investment grade securities and U.S. dollar-denominated debt of non-U.S. issuers, including corporate, sovereign, foreign agencies, foreign local government entities, and supranationals.

Dodge & Cox seeks to construct and manage a portfolio of securities selected through bottom-up fundamental analysis and with an emphasis on valuation. By combining fundamental research with a long-term investment horizon, Dodge & Cox seeks to uncover and act upon inefficiencies in the relative valuations of individual securities. Dodge & Cox’s credit research focuses on the factors it believes can influence an individual issuer’s creditworthiness and any downside protection that exists. At the security level, Dodge & Cox’s analysis emphasizes the terms and conditions and structural characteristics of each instrument. Dodge & Cox also considers economic trends and special circumstances that may affect an industry or a specific issuer or issue.

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC management has an overall investment objective to seek total return versus the Bloomberg U.S. Aggregate Bond Index while providing protection against interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated, investment grade fixed income securities. The long-term objective of the account is to outperform the Bloomberg U.S. Aggregate Bond Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a core, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a commonly used core benchmark, the Bloomberg U.S. Aggregate Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 12% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the

Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
5.65%	(5.32)%
6/30/2020	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	(12.84)%	0.85%	1.56%
Investor Shares	(12.97)%	0.70%	1.41%
Fund Returns After Taxes on Distributions
Investor Shares	(13.89)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	(7.66)%	—^	—^
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	(13.01)%	0.02%	1.06%

*	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Brandywine Global Investment Management, LLC

Anujeet Sareen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Jack McIntyre, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Brian Kloss, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Tracy Chen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Dodge & Cox

Dana M. Emery, Chief Executive Officer, Director, and member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Thomas S. Dugan, Senior Vice President, Director, Director of Fixed Income, and member U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

James H. Dignan, Vice President, Client Portfolio Manager, Fixed Income Analyst, and member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Anthony J. Brekke, Vice President, Client Portfolio Manager, Fixed Income Analyst, and member of U.S. Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Adam S. Rubinson, Vice President, Client Portfolio Manager, Fixed Income Analyst, and member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Lucinda I. Johns, Senior Vice President, Associate Director of Fixed Income, Director, and member of U.S. Fixed Income Investment Committee and Global Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Nils M. Reuter, Vice President, Fixed Income Analyst, Trader, and member of U.S. Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Michael Kiedel, Vice President, Fixed Income Analyst, and member of U.S. Fixed Income Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Sun Life Capital Management (U.S.) LLC

Richard Familetti, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Michael Donelan, CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Daniel J. Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Philip Mendonca, Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Matthew Salzillo, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Annette Serrao, CFA, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Raghava K. Vudata, Senior Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Equity Index Fund

Investment Objective

The Catholic Responsible Investments Equity Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.06%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.11%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.09%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.09% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$9	$33	$60	$139

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The market value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible. However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not represented in the Index, in anticipation of their removal from or addition to the Index, or if the Fund’s Sub-Adviser determines a stock to be substantially impaired by extraordinary events or financial conditions, including insufficient liquidity.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended ( the “1940 Act”); however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index

(e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies from the potential investment universe because these companies operate business deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. To illustrate the impact of excluding securities from the S&P 500 Index, as of October 31, 2022, 66 large-cap U.S. equity stocks were excluded by the Catholic Responsible Investing screening criteria, or approximately 15.27% of the market value of the S&P 500 Index, weighted by capitalization. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by overweighting select portfolio holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. While this may increase short term tracking error of the Fund, the Fund seeks to match the total return of the S&P 500 Index, gross of fees and expenses, over three- and five-year periods while attempting to maintain an expected annualized tracking error of no greater than 0.75%, gross of fees and expenses.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Indexing Strategy/Index Tracking Risk — The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Large-Capitalization Company Risk — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Industry Concentration Risk — The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Capital Gain Risk — As of the date of this Prospectus a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, B, C and X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
21.61%	(19.69)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	(19.91)%	9.43%	12.60%
Fund Returns After Taxes on Distributions	(20.41)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(11.78)%	—^	—^
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	(18.11)%	9.42%	12.56%

*

The S&P 500® Index is a free-float capitalization-weighted index, published since 1957, of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the Index are those of large publicly held companies that trade on either of the two largest American stock exchanges: the NYSE and the NASDAQ.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Adviser and Portfolio Managers

RhumbLine Advisers

Alex Ryer, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Julie Lind, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Jeff Kusmierz, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Antonio Ballestas, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Drew Zagarri, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Multi-Style US Equity Fund

Investment Objective

The Catholic Responsible Investments Multi-Style US Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, sell, and hold Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	0.82%	0.67%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.69% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$84	$262	$455	$1,014
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000 Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50%

of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S. and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S. countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Dodge & Cox

Dodge & Cox seeks to invest its portion of the Fund’s assets primarily in equity and equity-related securities (including preferred stock and securities convertible into equity and REITs) issued by large capitalization U.S. companies that Dodge & Cox believes sell at reasonable prices relative to a variety of valuation measures, including projected earnings, book value and sales. Dodge & Cox will also invest in non-U.S. securities denominated in U.S. dollars and traded in registered U.S. stock exchanges, or over-the-counter markets, including depositary receipts.

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that it believes are undervalued given their long-term prospects. Individual company research drives the selection of equity securities. Dodge & Cox’s team of global research analysts, organized by industry, conducts detailed primary research about industry dynamics to assess company fundamentals and compare valuations. Dodge & Cox seeks to identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. Dodge & Cox generally focuses its research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that it believes ultimately determine business success. Dodge & Cox considers the sale of a holding when it believes the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than Dodge & Cox’s expectations, when Dodge & Cox’s assessment of a company’s long-term fundamentals grows negative, or when Dodge & Cox identifies more attractive opportunities elsewhere.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to achieve long-term capital appreciation for the Fund by investing primarily in stocks of mid and large-capitalization U.S. companies considered to have above-average earnings growth potential.

Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess, in the view of Wellington Management, sustainable growth at reasonable valuations. Wellington Management seeks to identify companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that Wellington Management believes can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management and quality balance sheets.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the

Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Growth Investment Style Risk — The Sub-Advisers’ growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — The Sub-Advisers’ value investment style may increase the risks of investing in the Fund. If the Sub-Advisers’ assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Shares performance for the 2022 calendar year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
8.82%	(18.36)%
12/31/2022	6/30/2022

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	1 Year	Since Predecessor Fund’s Inception (May 1, 2021)
Fund Returns Before Taxes
Institutional Shares	(21.97)%	(9.45)%
Investor Shares	(22.09)%	(9.59)%
Fund Returns After Taxes on Distributions
Institutional Shares	(22.13)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(13.01)%	—^
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	(19.13)%	(5.10)%

*

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Dodge & Cox

David C. Hoeft, Senior Vice President, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Steven C. Voorhis, Senior Vice President, Director of Research, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Philippe Barret, Jr., Senior Vice President, Director, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Kathleen G. McCarthy, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Karol Marcin, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Benjamin V. Garosi, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Karim Fakhry, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Mar Vista Investment Partners, LLC

Silas Myers, CFA, Co-Founder, CEO, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Brian Massey, CFA, Co-Founder, President, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Joshua Honeycutt, CFA, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Jeffrey Prestine, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Wellington Management Company LLP

Drew Shilling CFA, Equity Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

Tim Manning, Equity Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

Clark Shields, Equity Portfolio Manager and Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments International Equity Fund

Investment Objective

The Catholic Responsible Investments International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.74%	0.74%
Other Expenses	0.23%	0.08%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses[1]	0.97%	0.82%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.84% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$99	$309	$536	$1,190
Institutional Shares	$84	$262	$455	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex-USA Index (the “Index”) that are believed to have above-average market appreciation potential.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of well-established companies that are located in countries throughout the world. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures, with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in both developed markets and emerging markets and may invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund invests principally in large and medium capitalization companies, but it may also invest in small capitalization companies.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if (i) the company is organized or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenues or profits are generated outside of the U.S.; (iv) at least 50% of the company’s assets are located outside of the U.S.; or (v) based on its MSCI All Country World Ex-USA Index country classification. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the

Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Causeway Capital Management LLC (“Causeway”)

The investment objective of Causeway’s international opportunities strategy utilized for the Fund is to seek long-term growth of capital through investment primarily in equity securities of companies in both developed markets – excluding the U.S. - and emerging markets using Causeway’s proprietary asset allocation methodology to determine developed and emerging market weightings. Pursuant to the Adviser’s Catholic Responsible Investment criteria, Causeway will not invest in companies excluded by such criteria, as provided from time to time to Causeway by the Adviser. For the developed markets portion, Causeway, using fundamental research supplemented by quantitative analysis, pursues a “value” investing style, meaning that it seeks to buy stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics Causeway considers include: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Generally, Causeway views price-to-earnings ratio and yield as the most important factors to consider. For the emerging markets portion, Causeway uses a quantitative investment approach. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. Causeway uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the international opportunities strategy’s benchmark, the MSCI ACWI ex USA Index (Gross). The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. Causeway’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

Principal Global Investors, LLC (“Principal Global”)

Principal Global’s International Growth Equity strategy utilized for the Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based on those countries included in the MSCI All Country World Ex-USA Growth Index that are believed to have above-average market appreciation potential. The International Growth Equity strategy will adhere to the Fund’s commitment to Catholic Responsible Investing.

Principal Global believes that fundamentally based, bottom-up stock-selection is the most reliable and repeatable source of consistent performance over time. Principal Global recognizes that stock markets price companies semi-efficiently. Principal Global believes that identifying meaningful mispricing requires skill and a strong focus on key attributes influencing changes in the magnitude, timing and certainty of earnings and cash flows. Principal Global also recognizes that persistent behavioral biases and structural impediments to capital flows create market inefficiencies and opportunities over time. Principal Global seeks to exploit these anomalies and inefficiencies through a focused fundamental research process, and a disciplined multi-faceted approach to risk management.

In this context, fundamental change is considered by Principal Global to be the commonly misunderstood distinction between good companies and timely investment opportunities. Principal Global believes the underlying drivers of change often come from sources such as favorable product cycles, operating initiatives that range from cost cutting to expanding distribution, better capital deployment, improved corporate governance, changing industry dynamics, and regulatory changes, for example. Principal Global’s analysts are responsible for identifying the key catalysts of fundamental change, and assessing their key drivers, magnitude and durability. Principal Global classifies change catalysts as internal or external, structural or cyclical. While each category offers opportunities, Principal Global believes that the most prominent tend to be internal-structural. In other words, those within the direct control of companies, with an expected duration of two years or more.

Principal Global further recognizes that investor expectations and relative valuation are closely interrelated, reflecting the degree to which consensus expectations are underestimating or mispricing fundamental change. Once Principal Global has identified the key drivers of sustainable change, Principal Global seeks to identify a smaller subset of companies where Principal Global believes current market expectations do not fully appreciate the magnitude of that change. Having deep and specific industry knowledge allows Principal Global’s investment team to identify positive changes that Principal Global expects will improve a company’s earnings and valuation profile but are not yet appreciated by the market. Principal Global believes that there is a persistent tendency for consensus views to adjust slowly and incrementally in response to positive change, which creates expectations gaps – either in the form of underappreciated growth (earnings surprise potential) and/or underappreciated improvement (valuation expansion potential). Recognizing these underlying behavioral biases may give Principal Global the opportunity to gain an advantage in staying ahead of the market, and also to manage its own behavioral vulnerabilities.

WCM Investment Management, LLC (“WCM”)

In constructing its allocated portion of the Fund’s assets, WCM starts with simple-to-understand businesses that are believed to exhibit clean financials, low-or-no debt, high or rising returns on invested capital, relatively predictable free cash flow generation, and consistent earnings/revenue growth histories. In WCM’s analysis, WCM focuses on each company’s business model (particularly its economic “moat”), its corporate culture, its management, and lastly, its valuation (using industry- and/or name-specific valuation techniques). With a minimum time horizon of 3–5 years, the portion of the Fund’s portfolio allocated to WCM is expected to have lower than average turnover; WCM expects as much as half the turnover to be position-size management (trims and adds). The product of WCM’s philosophy and process is a focused, large-cap, quality, growth portfolio.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares of the Fund, and Class B, Class C and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
21.09%	(23.39)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	(21.95)%	2.11%	5.59%
Investor Shares	(21.98)%	1.98%	5.45%
Fund Returns After Taxes on Distributions
Investor Shares	(22.47)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	(13.02)%	—^	—^
MSCI All Country World Ex-USA Index (reflects no deduction for fees, expenses or taxes)*	(15.57)%	1.36%	4.28%

*

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 27 emerging markets countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Causeway Capital Management LLC

Brian Cho, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Jonathan Eng, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Joe Gubler, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Harry Hartford, President, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Arjun Jayaraman, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Sarah Ketterer, Chief Executive Officer, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

MacDuff Kuhnert, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ellen Lee, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Conor Muldoon, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ryan Myers, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Steven Nguyen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Alessandro Valentini, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Principal Global Investors, LLC

Paul H. Blankenhagen, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors since 2021.

Juliet Cohn, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors since 2021.

WCM Investment Management

Sanjay Ayer, CFA, Portfolio Manager, Business Analyst, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Paul R. Black, President, co-Chief Executive Officer, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Peter J. Hunkel, Portfolio Manager, Business Analyst, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Michael B. Trigg, Portfolio Manager, Business Analyst, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments Small-Cap Fund

Investment Objective

The Catholic Responsible Investments Small-Cap Fund (the “Fund”) seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.20%
Other Expenses	0.09%
Total Annual Fund Operating Expenses[1]	0.29%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.31% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The market value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible.

However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may also, to the extent permitted by applicable law, invest in shares of other funds or pooled vehicles, including mutual funds and exchange-traded funds (including those advised by the Adviser), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”) whose investment objectives and policies are similar to those of the Fund.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies from the potential investment universe available to the Fund because these companies operate business deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. To illustrate the impact of excluding securities from the S&P 600 Index, as of October 31, 2022, 25 small-cap companies were excluded by the Catholic Responsible Investing screening criteria, or approximately 3.37% of the market value of the S&P 600 Index, weighted by capitalization. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by overweighting select portfolio holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. While this may increase short term tracking error of the Fund, the Fund seeks to match the total return of the S&P Small Cap 600 Index, gross of fees and expenses, over three- and five-year periods while attempting to maintain an expected annualized tracking error of no greater than 0.30%, gross of fees and expenses.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Indexing Strategy/Index Tracking Risk — The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Industry Concentration Risk — The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk — Futures contracts and options are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer will fail to pay interest fully and return principal in a timely manner. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Capital Gain Risk — As of the date of this Prospectus a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, Class B and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
30.81%	(32.62)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	(16.50)%	5.70%	9.74%
Fund Returns After Taxes on Distributions	(17.64)%	—^	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(9.26)%	—^	—^
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)*	(16.10)%	5.88%	10.82%

*

The S&P SmallCap 600® seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Adviser and Portfolio Managers

RhumbLine Advisers

Alex Ryer, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Julie Lind, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Jeff Kusmierz, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Antonio Ballestas, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Drew Zagarri, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Catholic Responsible Investments International Small-Cap Fund

Investment Objective

The Catholic Responsible Investments International Small-Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.96%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.40%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.15%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s average daily net assets until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$419	$742	$1,658

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex-US Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-US Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia. The Fund invests in both developed markets and emerging markets but will not invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund generally invests in at least three different countries, and invest at least 40% of its assets in securities of non-U.S. companies or, if conditions are not favorable, invest at least 30% of its assets in securities of non-U.S. companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser.

Global Alpha Capital Management Ltd. (“Global Alpha”)

Global Alpha’s International Small Cap Strategy used for the Fund consists of a concentrated portfolio of international small capitalization stocks, between 50 and 70 names, chosen by utilizing a fundamental approach to identify companies deemed to have unrecognized and accelerating earnings growth potential. The investment team’s bottom-up stock selection process is guided by key international themes that drive growth potential. Global Alpha believes the key to generating consistent added value for clients over time is by creating portfolios from the bottom-up, using a global thematic perspective and a risk-controlled, low turnover approach. The application of this approach results in a portfolio with a core / growth style bias.

Lazard Asset Management LLC (“Lazard”)

The Lazard strategy utilized for the Fund seeks to outperform the MSCI ACW ex-US Small Cap Index. Lazard seeks consistency throughout market cycles and relies on a core, bottom-up stock selection approach while avoiding unwanted top-down or macro exposures to achieve this objective. The investment universe for the portion of the Fund’s assets allocated to Lazard consists of approximately 6,000 developed and emerging-market small cap stocks using an active, quantitatively based investment process that evaluates each company’s growth potential, valuation, market sentiment and financial quality on a daily basis relative to global peers. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, capitalization and beta.

The active, quantitative approach utilized by Lazard’s portfolio management team begins by defining the universe of stocks with sufficient liquidity and data to develop a proper analysis. Additional criteria are used to restrict the universe according to the Fund’s commitment to Catholic Responsible InvestingSM. Companies are evaluated daily relative to peers according to Lazard’s assessment of four independent measures, including growth potential, valuation, market sentiment and financial quality. Companies deemed to have the most attractive rankings will typically receive the largest relative weight. Risk is managed on a benchmark relative basis controlling country, industry, sector, capitalization, beta within prescribed ranges around the benchmark allowing stock selection to determine relative return.

The Fund will typically invest the majority of its assets allocated to Lazard in equity securities, including REITs of non-US developed and emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its assets allocated to Lazard in equity securities. Asset allocation among countries and regions is designed to approximate that of the underlying benchmark, attempting to assure return consistency with the asset class. Lazard will not engage in market timing or make significant shifts between country markets or economic sectors based on their outlook.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the

Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
18.96%	(27.20)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND	1 Year	Since Predecessor Fund’s Inception (December 30, 2019)
Fund Returns Before Taxes	(17.03)%	0.36%
Fund Returns After Taxes on Distributions	(17.70)%	—^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(10.09)%	—^
MSCI All Country World Ex-US Small-Cap Index (reflects no deduction for fees, expenses or taxes)*	(19.56)%	1.49%

*

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 4,391 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Lazard Asset Management LLC

Paul Moghtader, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Taras Ivanenko, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Peter Kashanek, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Ciprian Marin, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Craig Scholl, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Susanne Willumsen, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Alex Lai, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Global Alpha Capital Management, Ltd.

Robert Beauregard, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

David Savignac, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Qing Ji, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Serge Depatie, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

Sain Godil, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Global Alpha Capital Management, Ltd. since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 164 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of a Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Magnus 45/55 Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 75/25 Fund	$5,000	$15,000,000
Catholic Responsible Investments Ultra Short Bond Fund	N/A	$5,000
Catholic Responsible Investments Short Duration Bond Fund	N/A	$5,000
Catholic Responsible Investments Opportunistic Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Equity Index Fund	N/A	$3,000,000
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments International Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments Small-Cap Fund	N/A	$3,000,000
Catholic Responsible Investments International Small-Cap Fund	N/A	$1,000,000

Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Funds’ Investment Objectives

The investment objective of each of the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund seeks to achieve current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Ultra Short Bond Fund seeks to provide current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Short Duration Bond Fund seeks maximum current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Opportunistic Bond Fund seeks current income and to provide relatively low correlation to equity assets.

The investment objective of the Catholic Responsible Investments Bond Fund seeks current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Equity Index Fund seeks to replicate as closely as possible, before expenses, the performance of the S&P500® Index.

The investment objective of the Catholic Responsible Investments Multi-Style US Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Small-Cap Fund seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The investment objective of the Catholic Responsible Investments International Small-Cap Fund seeks to achieve long-term capital appreciation.

Each Fund’s investment objective is not a fundamental policy and may be changed by the Board without shareholder approval.

The Funds’ Principal Investment Strategies

Fundamental Investment Policy of Catholic Responsible Investing

As a fundamental policy, each Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic

Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools (or any successor thereto). For the avoidance of doubt, a change in a particular component, detail or definition of CRI will not require shareholder approval. However, shareholders will be provided notice of any change in a particular component, detail or definition of CRI that materially impacts a Fund or its principal investment strategies.

CRI is an investment strategy designed specifically to help investors earn sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management.

Catholic Investment Screening

Catholic investment screening seeks to avoid the Funds benefiting from company activities that violate Roman Catholic Church teachings. This screening reflects a detailed understanding of Roman Catholic Church moral theology to identify products and activities that cause companies to be excluded from investment portfolios.

These currently are:

●	Activities that violate Roman Catholic Church life ethics including abortion, contraception, and embryonic stem cell research

●	The production of pornographic materials

●	The production of landmines or firearms

●	The production of nuclear or conventional weapons

●	The production of cigarettes and other tobacco products

●	Companies that have the highest impact on carbon emissions and who are likely unable to adapt their business model to be part of the solution to climate change.

The Adviser conducts in-depth reviews of companies’ activities to determine their suitability for the Funds. The Adviser uses a bottom-up approach based on third-party and original research spanning global markets to monitor companies’ products and services. The screening process is dynamic and involves constant monitoring. The universe of developed and emerging market publicly traded companies is evaluated on an ongoing basis. Only those companies that pass the Catholic investment screens are eligible for investment by the Funds.

Active Ownership

In keeping with Roman Catholic Church teaching, CRI also takes an active approach to ownership, working on behalf of the Funds to encourage companies to improve their policies and practices. CRI holds as a principle that shareholder advocacy is an essential aspect of the Adviser’s fiduciary duty and can help employees, local communities, and the environment, and can potentially reduce investment risk and improve shareholder value. In addition to filing shareholder resolutions and voting proxies, CRI requires the Adviser to engage in long-term dialogue with companies to advise them and hold them accountable as responsible corporate citizens whose activities have global impacts. The issues addressed through active ownership build on those addressed in Catholic investment screening.

Diversified Asset Management

The Funds’ manager of managers approach is also a core tenant of CRI, intended to deliver a broadly diversified and disciplined set of portfolios reflective of Roman

Catholic Church values. Through ongoing monitoring of sub-advisers, the Adviser provides an independent overlay to seek to assure that the Funds’ sub-advisers’ choices generate both competitive financial returns and continue to support Roman Catholic Church beliefs.

Catholic Responsible Investments Magnus Funds

The Catholic Responsible Investments Magnus Funds consists of the following four funds: Catholic Responsible Investments Magnus 45/55 Fund; Catholic Responsible Investments Magnus 60/40 Beta Plus Fund; Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund; Catholic Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and collectively, the “Magnus Funds”).

The Magnus Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Magnus Funds invest in a combination of other Catholic Responsible Investments mutual funds (the “Underlying Funds”) in accordance with their target asset allocations. These Underlying Funds invest their assets directly in equity, fixed-income, and other securities in accordance with their own investment objectives and policies. The Underlying Funds are managed using both indexed and active management styles. Under normal circumstances, the Magnus Funds do not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

Each Magnus Fund is invested in accordance with a distinct target portfolio allocation designed to accommodate different investment goals and risk tolerances. Through its investments in the Underlying Funds, each Magnus Fund’s target allocation is intended to allocate the Magnus Fund’s assets among various asset classes, such as equity securities and fixed-income securities. The portfolios of the Magnus 60/40 Beta Plus Fund, the 60/40 Alpha Plus Fund, and the Magnus 75/25 Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolio of the Magnus 45/55 Fund is more heavily allocated to fixed-income investments and reflects a more conservative approach. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. The Magnus 75/25 Fund is designed as the most aggressive of the Magnus Funds and the Magnus 45/55 Fund is designed as the most conservative of the Magnus Funds.

In determining the asset allocation of the Magnus Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds.

Periodic changes in allocations among the Underlying Funds will be based on information about the financial markets, changes within particular Underlying Funds, or the introduction of new Catholic Responsible Investments Funds that would, in the Adviser’s opinion, enhance the return potential of the Magnus Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Magnus Fund’s investment objective.

The following chart shows each Magnus Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below, typically within a range of 2.5% of the allocation to Underlying Funds, and within 5% of the allocation to equity and fixed-income securities. Market appreciation or depreciation may cause a Magnus Fund to be outside of its target asset allocation range. Further, differences in the performance of the Underlying Funds and the size and frequency of purchase and redemption orders may also affect a Magnus Fund’s actual allocations. Accordingly, a Magnus Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Magnus 45/55 Fund	Magnus 60/40 Beta Plus Fund	Magnus 60/40 Alpha Plus Fund	Magnus 75/25 Fund
Equity Funds	45%	60%	60%	75%
Catholic Responsible Investments Equity Index Fund	22.25%	39.00%	15.00%	33.75%
Catholic Responsible Investments Multi-Style US Equity Fund	7.00%	0.00%	24.00%	15.00%
Catholic Responsible Investments International Equity Fund	9.00%	12.00%	12.00%	15.00%
Catholic Responsible Investments Small-Cap Fund	4.50%	6.00%	6.00%	7.50%
Catholic Responsible Investments International Small-Cap Fund	2.25%	3.00%	3.00%	3.75%
Fixed-Income Funds	55%	40%	40%	25%
Catholic Responsible Investments Ultra Short Bond Fund	0.00%	0.00%	0.00%	0.00%
Catholic Responsible Investments Short Duration Bond Fund	13.75%	10.00%	10.00%	6.25%
Catholic Responsible Investments Opportunistic Bond Fund	13.75%	10.00%	10.00%	6.25%
Catholic Responsible Investments Bond Fund	27.50%	20.00%	20.00%	12.50%

The Adviser reserves the right to modify a Magnus Fund’s target asset allocations and to substitute other Underlying Funds and add additional Underlying Funds from time to time should circumstances warrant a change.

The Adviser may periodically rebalance each Magnus Fund’s investments in the Underlying Funds to bring the Magnus Fund back within its target range.

Each Magnus Fund’s investment performance is directly related to the investment performance of the Underlying Funds. Because the Underlying Funds invest their assets directly in equity, fixed-income and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each Underlying Fund prior to investing in the Magnus Funds. A description of the investment strategy of each Underlying Fund can be found in such Underlying Fund’s “Fund Summary” section of this prospectus.

An investment in the Magnus Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and current income.

The Magnus Funds are subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Underlying Funds’ assets among the various asset classes and market segments will cause the Magnus Funds to underperform other funds with similar investment objectives.

The Magnus Funds purchase shares of the Underlying Funds. When the Magnus Funds invest in an Underlying Fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the Underlying Fund’s expenses.

Through their investments in the Underlying Funds, the Magnus Funds will be subject to the risks associated with the Underlying Funds’ investments. A summary of the principal risks of each Underlying Fund can be found in such Underlying Fund’s “Fund Summary” section of this prospectus. Please see “The Funds’ Principal Investment Risks” section for a more detailed description of these risks.

Each Magnus Fund has a different level of risk and the amount of risk is relative to such Magnus Fund’s target asset allocation.

Catholic Responsible Investments Ultra Short Bond Fund

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

The Fund relies upon an investment Sub-Adviser to manage the Fund’s portfolio under the general supervision of the Adviser. The Fund’s Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the Fund’s entire portfolio. While the Fund may invest in securities with a maturity of up to 24 months, or a two-year average life for amortizing securities, the Sub-Adviser will strive to maintain an average portfolio duration for the Fund of 90 days or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable securities. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investments Short Duration Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes; mortgage pass-through securities and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

The Fund will invest primarily in securities denominated in U.S. dollars; however, the Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost-effective basis than by use of physical securities alone. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The

Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use fundamental research to capture inefficiencies in the valuation of sectors and individual securities, and may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg U.S. Treasury (1-3 Year) Index (the “Index”) duration, generally ranging within one to three years. The Fund seeks to maintain a low duration, typically within a range of +/- 10% of the Index, but may lengthen or shorten its duration within that range.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Thus, the higher the duration, the more volatile the security.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration index, the Bloomberg U.S. Treasury 1-3 Year Index, which is an ultra high credit quality benchmark and not broadly diversified across bond market sectors. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 10% below investment grade (off-benchmark) exposure is permitted. Non-U.S. dollar instruments are not permitted.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark (and its duration profile) and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Duration and yield curve management will be de-emphasized relative to longer-duration mandates or opportunistic mandates that permit greater duration flexibility, but will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional short duration strategy, especially one with a pure U.S. Treasury benchmark without any credit exposure. Sector composition is expected to differ meaningfully from the benchmark given that U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. Therefore, the portfolio will be constructed using spread sectors.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks,

non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investments Opportunistic Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities, adjustable rate mortgages (“ARMs”) mortgage pass-through securities and mortgage dollar rolls; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; collateralized loan obligations; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. Generally, the Fund will invest in securities denominated in U.S. dollars but may invest in non-U.S. dollar securities issued by foreign entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.

A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be obligations of corporations, non-U.S. dollar denominated. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and forward and swaps in the interest rate, currency and credit default markets. The Fund may buy or sell futures or swaps to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use top-down macroeconomic analysis along with fundamental research to capture inefficiencies in the valuation of sectors and individual securities combined with duration management in pursuit of above-benchmark returns over a full market cycle. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Fund seeks to combine economic and fundamental research to capture inefficiencies in the valuation of market sectors and individual securities. It is also designed to permit its sub-advisers substantial flexibility to adjust the portfolio to take advantage of volatile market conditions and to mitigate the negative impact of rising interest rates.

The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg 1-5 Year Government Credit Index (the “Index”) duration, generally ranging within one-half years to five years. The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-2.5 years of the Bloomberg 1-5 Year Government Credit Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg 1-5 Year Government Credit Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC Management has an overall investment objective to seek total return versus the Bloomberg 1-5 Year Government Credit Index while providing protection against interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated investment grade and high yield fixed income securities, predominantly via securitized bonds without any issue or issuer concentration constraints. The long-term objective of the account is to outperform the Bloomberg 1-5 Year Government Credit Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

SLC Management seeks to consistently identify and exploit mispriced securities within the fixed income market in order to drive superior risk-adjusted returns. Since inception, SLC Management’s investment philosophy has remained unchanged. SLC Management believes that corporate and securitized credit markets, due to the vast number of securities that trade over the counter, often have inefficient pricing that can be exploited. While monitoring the relationships and correlations of various bonds and issuers, SLC Management’s analysts and portfolio managers review and analyze the underlying fundamentals to attempt to identify if a dislocation is warranted, either oversold or overbought. SLC Management also monitors subsector spread correlations and relationships with other asset classes to screen for sectors SLC Management believes are trading at a premium or discount or that have characteristics deemed to be high quality. In general, SLC Management does not use interest rate anticipation and instead focuses on security-level inefficiencies to drive performance. Fundamental and technical research and analysis of the corporate credit and structured credit markets are used to identify a universe of issues within a sector and subsector and determine which issues are selected for the portion of the Fund managed by SLC Management.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration benchmark, the Bloomberg 1-5 Year Government Credit Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 20% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Secondarily, duration and yield curve management will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional short duration bond strategy, as sector composition is expected to differ meaningfully from the benchmark. For example, U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. TAL would expect 0% U.S. Treasury allocation in this portfolio under normal market conditions. TAL also expects the portfolio to invest meaningfully in ABS and CMBS impact securities, whereas securitized sectors are not included in the benchmark. Additionally, issue sizes for impact securities may be smaller than the minimum par requirement for inclusion in the Fund’s benchmark.

Catholic Responsible Investments Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”), adjustable rate mortgages (“ARMs”) and mortgage pass-through securities; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund will invest primarily in securities denominated in U.S. dollars. The Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies, government-sponsored enterprises, foreign local government entities, and supranational entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost effective basis than by use of physical securities alone. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchases securities such that the average weighted duration of the Fund’s portfolio will typically be within a range of +/- 20% of the Bloomberg U.S. Aggregate Bond Index (the “Index”). The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/- 25% of the Bloomberg U.S. Aggregate Bond Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg U.S. Aggregate Bond Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Dodge & Cox

Dodge & Cox will invest primarily in U.S. fixed income securities, including, but not limited to, U.S. government and agency securities, including discount and zero-coupon instruments, corporate bonds, mortgage- and asset-backed securities, including mortgage-backed pass-thru securities, mortgage dollar rolls, mortgage TBAs, collateralized mortgage obligations and other structured mortgage securities, and commercial mortgage-backed securities. Dodge & Cox will also invest in below investment grade securities and U.S. dollar-denominated debt of non-U.S. issuers, including corporate, sovereign, foreign agencies, foreign local government entities, and supranationals. Other permitted investments include debt issuances of REIT limited partnerships, master limited partnerships or limited partnerships, municipal bonds (taxable and tax-exempt), convertible bonds, preferred stock and trust preferreds, hybrid securities (including capital securities and industrial hybrids), covered bonds, bonds issued by U.S. colleges and universities, leveraged bank loans, commercial paper and all security types included in the Fund’s benchmark index. When Dodge & Cox determines it is necessary, Dodge & Cox is permitted to make temporary investments in short-term debt instruments, money market funds, government securities, securities of deposit, bankers’ acceptances and similar cash equivalents. Securities received pursuant to an exchange offer or other situations are also permissible. Dodge & Cox may invest in exchange traded Treasury bond futures contracts when used for managing portfolio duration, yield curve positioning or trading execution on a more cost-effect basis than by use of physical securities alone.

Dodge & Cox seeks to construct and manage a portfolio of securities selected through bottom-up fundamental analysis and with an emphasis on valuation. By combining fundamental research with a long-term investment horizon, Dodge & Cox seeks to uncover and act upon inefficiencies in the relative valuations of individual securities. Dodge & Cox’s credit research focuses on the factors it believes can influence an individual issuer’s creditworthiness and any downside protection that exists. At the security level, Dodge & Cox’s analysis emphasizes the terms and conditions and structural characteristics of each instrument. Dodge & Cox also considers economic trends and special circumstances that may affect an industry or a specific issuer or issue.

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC management has an overall investment objective to seek total return versus the Bloomberg U.S. Aggregate Bond Index while providing protection against interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated, investment grade fixed income securities. The long-term objective of the account is to outperform the Bloomberg U.S. Aggregate Bond Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

In identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio, SLC Management relies primarily on sector rotation (focusing investments on one or more sectors of the Bloomberg U.S. Aggregate Bond Index and making periodic changes to those sector investments as appropriate), issuer selection and yield-curve positioning (making investments that allow the allocated portion to benefit from relative investing opportunities along the yield curve). SLC Management evaluates a security based on its potential to generate income and/or capital appreciation, the creditworthiness of the issuer and features of the security such as its interest rate, yield, maturity, call features, and value relative to other securities. SLC Management also considers local, national and global economic and market conditions, interest rate movements and other relevant factors in allocating its allocated portion of the Fund’s assets among issuers, industry sectors and maturities.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a core, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a commonly used core benchmark, the Bloomberg U.S. Aggregate Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 12% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Secondarily, duration and yield curve management will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional core bond strategy, as sector composition is expected to differ meaningfully from the benchmark. For example, U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. TAL would expect 0% U.S. Treasury allocation in this portfolio under normal market conditions. Additionally, issue sizes for impact securities may be smaller than the minimum par requirement for inclusion in the Fund’s benchmark.

Catholic Responsible Investments Equity Index Fund

The Fund uses a passive optimization process managed by RhumbLine Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible. However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not represented in the Index, in anticipation of their removal from or addition to the Index, or if the Fund’s Sub-Adviser determines a stock to be substantially impaired by extraordinary events or financial conditions, including insufficient liquidity.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investments Multi-Style US Equity Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000 Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S. and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S.

countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Dodge & Cox

Dodge & Cox seeks to invest its portion of the Fund’s assets primarily in equity and equity-related securities (including preferred stock and securities convertible into equity) issued by large capitalization U.S. companies that Dodge & Cox believes sell at reasonable prices relative to a variety of valuation measures, including projected earnings, book value and sales. Dodge & Cox will also invest in non-U.S. securities denominated in U.S. dollars and traded in registered U.S. stock exchanges, or over-the-counter markets, including American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts in issuers domiciled in both developed and emerging market countries. Permitted investments include both initial public offerings and secondary offerings. Dodge & Cox is permitted, but not required, to invest in equity index futures and currency derivatives for purposes of reducing risk and/or obtaining efficient investment exposure.

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that it believes are undervalued given their long-term prospects. Individual company research drives the selection of equity securities. Dodge & Cox’s team of global research analysts, organized by industry, conducts detailed primary research about industry dynamics to assess company fundamentals and compare valuations. Dodge & Cox seeks to identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. Dodge & Cox generally focuses its research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that it believes ultimately determine business success. Dodge & Cox considers the sale of a holding when it believes the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than Dodge & Cox’s expectations, when Dodge & Cox’s assessment of a company’s long-term fundamentals grows negative, or when Dodge & Cox identifies more attractive opportunities elsewhere.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to achieve long-term capital appreciation for the Fund by investing primarily in stocks of mid and large-capitalization U.S. companies considered to have above-average earnings growth potential.

Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess, in the view of Wellington Management, sustainable growth at reasonable valuations. Wellington Management seeks to identify companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that Wellington Management believes can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management and quality balance sheets.

Catholic Responsible Investments International Equity Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex-USA Index (the “Index”) that are believed to have above-average market appreciation potential.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of well-established companies that are located in countries throughout the world. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures, with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in both developed markets and emerging markets and may invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund invests principally in large and medium capitalization companies, but it may also invest in small capitalization companies.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if (i) the company is organized or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenues or profits are generated outside of the U.S.; (iv) at least 50% of the company’s assets are located outside of the U.S.; or (v) based on its MSCI All Country World Ex-USA Index country classification. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Causeway Capital Management LLC (“Causeway”)

The investment objective of Causeway’s international opportunities strategy utilized for the Fund is to seek long-term growth of capital through investment primarily in equity securities of companies in both developed markets – excluding the U.S. - and emerging markets using Causeway’s proprietary asset allocation methodology to determine developed and emerging market weightings. Pursuant to the Adviser’s Catholic Responsible Investment criteria, Causeway will not invest in companies excluded by such criteria, as provided from time to time to Causeway by the Adviser. For the developed markets portion, Causeway, using fundamental research supplemented by quantitative analysis, pursues a “value” investing style, meaning that it seeks to buy stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics Causeway considers include: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Generally, Causeway views price-to-earnings ratio and yield as the most important factors to consider. For the emerging markets portion, Causeway uses a quantitative investment approach. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics, currency, country and sector. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. Causeway uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the international opportunities strategy’s benchmark, the MSCI ACWI ex USA Index (Gross). The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. Causeway’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

Principal Global Investors, LLC (“Principal Global”)

Principal Global’s International Growth Equity strategy utilized for the Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based on those countries included in the MSCI All Country World Ex-USA Growth Index that are believed to have above-average market appreciation potential. The International Growth Equity strategy will adhere to the CBIS Commitment to Catholic Responsible Investing.

Principal Global believes that fundamentally based, bottom-up stock-selection is the most reliable and repeatable source of consistent performance over time. Principal Global recognizes that stock markets price companies semi-efficiently. Principal Global believes that identifying meaningful mispricing requires skill and a strong focus on key attributes influencing changes in the magnitude, timing and certainty of earnings and cash flows. Principal Global also recognizes that persistent behavioral biases and structural impediments to capital flows create market inefficiencies and opportunities over time. Principal Global seeks to exploit these anomalies and inefficiencies through a focused fundamental research process, and a disciplined multi-faceted approach to risk management.

In this context, fundamental change is considered by Principal Global to be the commonly misunderstood distinction between good companies and timely investment opportunities. Principal Global believes the underlying drivers of change often come from sources such as favorable product cycles, operating initiatives that range from cost cutting to expanding distribution, better capital deployment, improved corporate governance, changing industry dynamics, and regulatory changes, for example.

Principal Global’s analysts are responsible for identifying the key catalysts of fundamental change, and assessing their key drivers, magnitude and durability. Principal Global classifies change catalysts as internal or external, structural or cyclical. While each category offers opportunities, Principal Global believes that the most prominent tend to be internal-structural. In other words, those within the direct control of companies, with an expected duration of two years or more. Principal Global further recognizes that investor expectations and relative valuation are closely interrelated, reflecting the degree to which consensus expectations are underestimating or mispricing fundamental change. Once Principal Global has identified the key drivers of sustainable change, Principal Global seeks to identify a smaller subset of companies where Principal Global believes current market expectations do not fully appreciate the magnitude of that change. Having deep and specific industry knowledge allows Principal Global’s investment team to identify positive changes that Principal Global expects will improve a company’s earnings and valuation profile but are not yet appreciated by the market. Principal Global believes that there is a persistent tendency for consensus views to adjust slowly and incrementally in response to positive change, which creates expectations gaps – either in the form of underappreciated growth (earnings surprise potential) and/or underappreciated improvement (valuation expansion potential). Recognizing these underlying behavioral biases may give Principal Global the opportunity to gain an advantage in staying ahead of the market, and also to manage its own behavioral vulnerabilities.

WCM Investment Management, LLC (“WCM”)

In constructing its allocated portion of the Fund’s assets, WCM’s Investment Strategy Group (ISG), consisting of WCM’s senior investment professionals, makes all portfolio decisions. WCM’s process begins with analysis and qualification of portfolio candidates and seeks to identify strong businesses based on WCM’s assessment of a business’ positioning (WCM avoids businesses fighting “headwinds” and require a long-lasting “tailwind”), competitive advantage (WCM insists on a durable, strengthening economic “moat”) and corporate culture (one that values its people and sustains the economic “moat”). Portfolio construction seeks to provide a high level of risk control through thoughtful diversification while attempting to capitalize on the expected growth of these businesses. In particular, when contemplating the inclusion of any specific company into the portion of the Fund’s assets allocated to WCM, the ISG will consider how the business fits the allocated portion from traditional perspectives such as sector/industry diversification and country/currency diversification, but additionally from the perspectives of tailwinds (e.g., demographics, global commerce, outsourcing, the growing global middle class, proliferation of technology) and competitive advantage types (e.g., economies of scale, switching costs, network effect, legal or regulatory). The final portfolio is built with these inputs towards the goal of upside participation and downside protection.

WCM utilizes independent sources for analysis of individual companies and trends, as opposed to Wall Street reports. Investment ideas are diverse in source, including scuttlebutt research through WCM’s network, independent research firms, industry publications, financial media, and news events.

Catholic Responsible Investments Small-Cap Fund

The Fund uses a passive optimization process managed by RhumbLine Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible.

However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible

Investing screening criteria. The Fund may also, to the extent permitted by applicable law, invest in shares of other funds or pooled vehicles, including mutual funds and exchange-traded funds (including those advised by the Adviser), REITs, and MLPs whose investment objectives and policies are similar to those of the Fund.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investments International Small-Cap Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex-US Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-US Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia. The Fund invests in both developed markets and emerging markets but will not invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund generally invests in at least three different countries, and invest at least 40% of its assets in securities of non-U.S. companies or, if conditions are not favorable, invest at least 30% of its assets in securities of non-U.S. companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser.

Global Alpha Capital Management Ltd. (“Global Alpha”)

Global Alpha believes the key to generating consistent added value for clients over time is by creating portfolios from the bottom up using a global thematic perspective and a risk-controlled, low turnover approach.

Research and analysis on smaller companies is often limited or not widely communicated, leading to the mispricing of such companies’ securities. Global Alpha believes this inefficiency creates fertile ground for uncovering companies deemed to have unrecognized growth, accelerating earnings, strong balance sheets and significant management ownership. Global Alpha’s investment team combines a bottom-up, research-based approach together with consideration of global themes to build conviction-based portfolios intended to produce sustainable added value.

Global Alpha focuses on adding value through careful stock selection. Global Alpha’s bottom-up fundamental approach combined with management interviews seeks to identify companies with features such as sustainable competitive advantage, clearly defined growth strategies, and a strong balance sheet. Detailed financial analysis is conducted to determine whether such a company is also considered by Global Alpha to be a good investment opportunity. Discounted cash flow analysis is used to identify stocks that are trading at a significant discount to intrinsic value along with the catalysts expected to drive realization to their true value.

Global Alpha structures portfolios, including its allocated portion of the Fund’s assets, around distinct investment themes that identify the major long-term cyclical and structural influences in world economies and stock markets. Investing in companies expected to benefit from social, economic, industrial or demographic trends increases Global Alpha’s ability to outperform benchmarks over time. Global Alpha believes that concentrated portfolios, typically 50-70 stocks focused on its highest conviction investment opportunities, maximize Global Alpha’s opportunity to generate added value. However, diversification and effective risk management are also deemed critical. Portfolios are typically built around 4-5 secular themes while a smaller number of attractive, bottom-up secular and cyclical companies are included for both return potential and risk mitigation. A comprehensive risk management framework aides the effective management of stock-specific risk.

Lazard Asset Management LLC (“Lazard”)

The Lazard strategy utilized for the Fund seeks to outperform the MSCI ACW ex-US Small Cap Index. Lazard seeks consistency throughout market cycles and relies on a core, bottom-up stock selection approach while avoiding unwanted top-down or macro exposures to achieve this objective. The investment universe for the portion of the Fund’s assets allocated to Lazard consists of approximately 6,000 developed and emerging-market small cap stocks using an active, quantitatively based investment process that evaluates each company’s growth potential, valuation, market sentiment and financial quality on a daily basis relative to global peers. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, capitalization and beta.

The active, quantitative approach utilized by Lazard’s portfolio management team begins by defining the universe of stocks with sufficient liquidity and data to develop a proper analysis. Additional critical are used to restrict the universe according to Adviser’s commitment to Catholic Responsible InvestingSM. Companies are evaluated daily relative to peers according to Lazard’s assessment of four independent measures, including growth potential, valuation, market sentiment and financial quality. Companies deemed to have the most attractive rankings will typically receive the largest relative weight. Risk is managed on a benchmark relative basis controlling country, industry, sector, capitalization, beta within prescribed ranges around the benchmark allowing stock selection to determine relative return.

The Fund will typically invest the majority of its assets allocated to Lazard in equity securities, including REITs of non-US developed and emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its assets allocated to Lazard in equity securities. Asset allocation among countries and regions is designed to approximate that of the underlying benchmark, attempting to assure return consistency with the asset class. Lazard will not engage in market timing or make significant shifts between country markets or economic sectors based on their outlook.

All Funds

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. Each Fund will only do so if the Adviser and the sub-advisers believe that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

The Funds’ Principal Risks

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser and the sub-advisers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Active Management Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Each Fund is subject to the risk that the Adviser’s or the sub-advisers’ judgments, as applicable, about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Adjustable Rate Mortgages Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

Affiliated Fund Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — In managing each Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Funds and is legally obligated to act in the Funds’ best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, a Fund may be prohibited from purchasing shares of that Underlying Fund.

Asset Allocation Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — Each Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in a Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of a Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, a Fund may not achieve its objective.

Asset-Backed Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (Catholic Responsible Investments Opportunistic Bond Fund) — The Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and the Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Capital Gain Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — As of the date of this Prospectus a substantial portion of each Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If a Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Funds.

Catholic Values Investing Risk (All Funds) — Each Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that a Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by each Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Collateralized Loan Obligations Risk (Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Opportunistic Bond Fund) — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Funds may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Legislation such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on collateralized loan obligations that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of collateralized loan obligations and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper Risk (Catholic Responsible Investments Ultra Short Bond Fund) — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described elsewhere in this section) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit Spread Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities.

Derivatives Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic

Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) – Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described elsewhere in this section. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. Additionally, regulation relating to the Funds’ use of derivatives and related instruments, including Rule 18f-4, could potentially limit or impact the Funds’ ability to invest in derivatives, limit the Funds’ ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Funds’ performance.

Forward Contracts — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

Futures Contracts — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised.

For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements – Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, currency, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the U.S. Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”), not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

Duration Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets Securities Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk (Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, private placements, “new issues” and shares of exchange-traded funds (“ETFs”). Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s NAV to fluctuate.

Fixed Income Market Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these market conditions, a Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Broad movements in financial markets may adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Floating Rate Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund,

Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Each Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Foreign Company Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. More specifically, investing in foreign issuers includes risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small and consist of a limited number of companies representing a small number of industries. Investing in foreign issuers also poses the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause a Fund to incur losses.

Foreign Currency Risk (Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Sovereign Debt Securities Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Geographic Focus Risk (Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Opportunistic Bond Fund) — To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Funds focus their investments in the United States. As a result, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Growth Investment Style Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — The Fund may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Impact Investing Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Each Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Funds may forgo some market opportunities available to funds that do not use these criteria.

Indexing Strategy/Index Tracking Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — A Fund that is managed with an indexing investment strategy attempts to track the performance of an unmanaged index of securities, which differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Such Fund generally will buy and will not sell a security included in the benchmark index as long as the security is part of the benchmark index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser or a sub-adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, such Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the benchmark index will affect the performance, volatility, and risk of the index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. Such Fund’s performance may not match the performance of the benchmark index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index. As discussed elsewhere in this section, the performance of a Fund managed pursuant to an indexing investment strategy may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the index and regulatory requirements also may impact a Fund’s ability to match the return of the index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Industry Concentration Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Inflation Protected Securities Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The value of inflation protected securities, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced.

Interest Rate Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Interest rate risk is the risk that a change in interest rates will cause a fall in the value of fixed income securities, including

U.S. Government securities, in which a Fund invests. In a low interest rate environment, the risk of a decline in value of a Fund’s portfolio securities associated with rising rates is heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, a Fund generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Interest rate risk may be heightened for investments in emerging market countries.

Investment in Underlying Funds Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — The value of an investment in the Funds is based primarily on the prices of the Underlying Funds in which the Funds invest. In turn, the price of each Underlying Fund is based on the value of its assets. Each Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of such Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Funds, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described elsewhere in this section, although a Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

Large-Capitalization Company Risk (Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Equity Fund) — If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and medium-sized companies. Additionally, larger, more-established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may invest up to 15%

of its net assets in illiquid investments. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines approved by the Board. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Funds retain the ability to meet redemption requests through in-kind exchanges, subject to certain conditions, the Funds may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Such sales may adversely affect a Fund’s NAV.

Market Risk (Catholic Responsible Investments Opportunistic Bond Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mid-Capitalization Company Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — The risk that mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Mid-capitalization stocks may be traded over-the-counter (“OTC”). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Money Market Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser or a sub-adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Non-Diversification Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — To the extent the Funds become non-diversified, the Funds may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Funds are non-diversified, the Funds’ performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Funds’ invested assets are diversified.

Portfolio Turnover Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Due to its investment strategy, a Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains) realized by a Fund. Shareholders may pay tax on such capital gains.

Prepayment and Extension Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations.

Repurchase Agreement Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Under a repurchase agreement, the seller of a security to a Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Small- and Mid-Capitalization Company Risk (Catholic Responsible Investments International Equity Fund) — Investing in equity securities of small- and mid-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded OTC and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Small-Capitalization Company Risk (Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund) — The small-capitalization companies in which a Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded OTC or listed on an exchange.

U.S. Government Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Investment Style Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s or a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

When-Issued and Delayed Delivery Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post on the internet at www.cbisonline.com/us/catholic-responsible-investing its top ten portfolio holdings within 10 days after the end of each month, and its complete portfolio holdings within 10 days after the end of each calendar quarter. The portfolio holdings information placed on the Funds’ website generally will remain there until such information is included in a filing with the SEC. The Funds’ information available on the website is publicly available. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services Inc. (“CBIS,” or, the “Adviser”), an Illinois corporation founded in 1981, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606. As of December 31, 2022, the Adviser had approximately $9.2 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios, and subject to review and approval by the Board of Trustees (the “Board”), sets the Funds’ overall investment strategies.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Magnus 45/55 Fund	0%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0%

Fund	Advisory Fee
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0%
Catholic Responsible Investments Magnus 75/25 Fund	0%
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.96%

The Adviser pays a Fund’s Sub-Advisers out of the fee it receives from such Fund.

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) for each of that Fund’s share class(es) from exceeding certain levels as set forth below until February 28, 2024 (each, a “contractual expense limit”).

Fund Name	Share Class	Contractual Expense Limit
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares	0.00%
	Institutional Shares
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares	0.00%
	Institutional Shares
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares	0.00%
	Institutional Shares

Fund Name	Share Class	Contractual Expense Limit
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares	0.00%
	Institutional Shares
Catholic Responsible Investments Ultra Short Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Short Duration Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Opportunistic Bond Fund	Investor Shares	0.41%
	Institutional Shares
Catholic Responsible Investments Bond Fund	Investor Shares	0.37%
	Institutional Shares
Catholic Responsible Investments Equity Index Fund	Institutional Shares	0.09%
Catholic Responsible Investments Multi-Style US Equity Fund	Investor Shares	0.69%
	Institutional Shares
Catholic Responsible Investments International Equity Fund	Investor Shares	0.84%
	Institutional Shares
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	0.31%
Catholic Responsible Investments International Small-Cap Fund	Institutional Shares	1.15%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Adviser received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%
Catholic Responsible Investments Ultra Short Bond Fund	0.02%
Catholic Responsible Investments Short Duration Bond Fund	0.28%
Catholic Responsible Investments Opportunistic Bond Fund	0.32%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.04%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.71%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ semi-annual shareholder report dated April 30, 2022, which covers the period from December 6, 2021 (commencement of Fund operations) to April 30, 2022.

Portfolio Managers:

John Geissinger, CFA is the Chief Investment Officer at CBIS, a Catholic, socially responsible investment manager with over $9.2 billion in assets under management. CBIS is positioned at the intersection of faith and finance, serving Catholic investors across the globe.

Mr. Geissinger is responsible for developing investment policies and programs that achieve the investment objectives of the organization and its investors. He is responsible the development of CBIS’ overall investment philosophy and direction, including ultimate responsibility for the manager-of-managers function. He is a member of the firm’s Executive Committee. Mr. Geissinger brings 31 years of portfolio and risk management experience in prominent financial services firms. He was a partner with Hewitt EnnisKnupp (2012-2014), a provider of investment consulting to corporate and public pension plans, endowments, foundations and defined contribution plans.

His prior experience includes chief investment officer roles with North Dakota Retirement and Investment Office (2010-2012), Natsource, LLC (2008-2010) and Bear Stearns Asset Management (1998-2008), as well as research and portfolio management experience with Chancellor/LGT Asset Management, Putnam Investments and Aetna Life and Casualty. Mr. Geissinger holds a bachelor’s degree from Wake Forest University, MBA from New York University and is a CFA charterholder.

Hoa Quach, CFA, is a Managing Director of the Adviser. Ms. Quach, CFA, is a Managing Director with the Catholic Responsible InvestmentsSM team. As a senior member of the team, she works directly with internal and external stakeholders and is responsible for manager due diligence and research, portfolio construction and evaluating risk, marketing and product development, and product management. Ms. Quach brings over 26 years of experience in prominent consulting and asset management firms.

Ms. Quach’s prior experience includes principal, manager research consultant at Mercer, manager of quantitative research, investment office for the University of Chicago, senior portfolio analyst/portfolio manager at Duff & Phelps Investment Management and a consultant at Ibboston Associates. Ms. Quach holds a BBA in Finance and Business Economics (Cum Laude) from the University of Notre Dame, and a MBA in Finance and Economics from the University of Chicago, Booth School of Business. She is a CFA charterholder and a member of the CFA Institute and the CFA Society of Chicago.

Constance Christian, CFA, is a Managing Director of the Adviser. As a senior member of the team, she works directly with internal and external stakeholders and is responsible for manager due diligence and research, portfolio construction and evaluating risk, marketing and product development, and product management.

Prior to joining CBIS, Ms. Christian was employed at Wespath Benefits and Investments since 2016 where she held the title Manager, Fixed Income. Ms. Christian started her career in investment management at Brinson Partners as a portfolio manager managing assets for institutional clients (1991-1998). Following her employment at Brinson Partners, she was a portfolio manager at ABN AMRO Asset Management (2001-2006) also managing institutional assets. Ms. Christian then taught high school mathematics at William Howard Taft High School (2007-2016). Ms. Christian holds a BSBA-Finance from the Xavier University, an MBA - Finance from Xavier University and an MA in Mathematics Education from DePaul University. Ms. Christian is a CFA Charterholder.

Manager-of-Managers Structure: The Adviser acts as the manager of managers of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic

Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund and is responsible for the investment performance of these Funds, since it allocates each Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Funds’ investment advisory agreement, including the Adviser’s responsibility to monitor and oversee the sub-advisory services furnished to each Fund, to be materially changed without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

The Adviser’s ability to identify and combine complementary managers for each active strategy is a hallmark of its expertise and value-add. The Adviser looks for high conviction managers with a clear core competency. In most cases, this means a concentrated portfolio with a longer-term investment horizon and higher risk relative to the index. Because of its multi-manager portfolio construction approach, the Adviser can assume higher individual manager risk as long as its sub-advisers complement each other. By combining these complementary managers in a Fund, the Adviser expects to achieve a more consistent return pattern at a lower total risk level than any one of the individual managers. The Adviser also evaluates each manager’s ability to implement its Catholic screening while still staying true to their investment approach.

Multi-Manager Exemptive Order: The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, for each Fund with the approval of the Board but without obtaining shareholder approval. Any change to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. Subject to the foregoing, the order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Investment Sub-Advisers and Portfolio Managers

Sub-Advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style. The Board oversees the Adviser and the Sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of Sub-advisers recommended by the Adviser.

A discussion regarding the basis of the Board’s approval of the sub-advisory agreements between the Adviser and its sub-advisers is available in the Funds’ semi-annual shareholder report dated April 30, 2022, and, with respect to Teachers Advisors, LLC (with respect to the Short Duration Bond Fund, the Opportunistic Bond Fund, and the Bond Fund), Wellington Management Company, LLP (with respect to the Short Duration Bond Fund) and Sun Life Capital Management (U.S.) LLC (with respect to the Opportunistic Bond Fund), in the Funds’ annual shareholder report dated October 31, 2022.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser’s allocation.

Catholic Responsible Investments Ultra Short Bond Fund

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, serves as investment sub-adviser to the Catholic Responsible Investments Ultra Short Bond Fund. As of December 31, 2022, Wellington Management had approximately $1.1 trillion in assets under management.

Portfolio Manager:

Tim Smith, Senior Managing Director, Partner and Fixed Income Portfolio Manager, joined Wellington Management in 1992. Mr. Smith is a portfolio manager on Wellington Management’s Short Duration team, specializing in short-duration investing, including money market, enhanced cash, LIBOR and short-term bond portfolios primarily for mutual fund, corporate and insurance clients. Mr. Smith is chair of Wellington Management’s Short Duration Strategy Group and is a

member of Wellington Management’s Financial Reserves Team. Prior to joining Wellington Management in 1992, Mr. Smith worked at Fidelity Investments. Mr. Smith received both his MBA and B.S. from Babson College.

Catholic Responsible Investments Short Duration Bond Fund

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund. As of December 31, 2022, TAL had approximately $341.3 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Mr. Liberatore was a member of the International Capital Market Association’s initial executive committee for the Green Bond Principles Advisory Council. He is a member of the United Nation (“UN”) Capital Development Fund’s working group on Climate Insurance Linked Resilient Infrastructure Finance and serves on the UN’s Joint Sustainable Development Goals Fund’s Blue Economy Investor Advisory Group. He also serves on S&P’s Global Ratings ESG Leadership Council. Before joining the firm in 2004, he held roles at Nationwide Mutual Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is a part of TAL’s ESG/Impact fixed income strategy team and co-portfolio manager on the firm’s Core Impact Bond, Green Bond and Short Duration Impact Bond strategies. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210,

serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund. As of December 31, 2022, Wellington Management had approximately $1.1 trillion in assets under management.

Portfolio Manager:

Tim Smith, Senior Managing Director, Partner and Fixed Income Portfolio Manager, joined Wellington Management in 1992. Mr. Smith is a portfolio manager on Wellington Management’s Short Duration team, specializing in short-duration investing, including money market, enhanced cash, LIBOR and short-term bond portfolios primarily for mutual fund, corporate and insurance clients. Mr. Smith is chair of Wellington Management’s Short Duration Strategy Group and is a member of Wellington Management’s Financial Reserves Team. Prior to joining Wellington Management in 1992, Mr. Smith worked at Fidelity Investments. Mr. Smith received both his MBA and B.S. from Babson College.

Catholic Responsible Investments Opportunistic Bond Fund

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2022, Brandywine Global had approximately $55.4 billion in assets under management.

Portfolio Managers:

Anujeet Sareen, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. Prior to joining the Firm in 2016, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen is a CFA® charter holder and earned a B.A. in Computer Science from Brown University.

Jack P. McIntyre, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).Mr. McIntyre is a CFA® charter holder and earned an M.B.A. in Finance from the

Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Brian L. Kloss, JD, CPA, Portfolio Manager, is a Portfolio Manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA, CAIA, is a Portfolio Manager on the Global Fixed Income team. She leads global structured credit investing and seeks the most attractive value in the global structured credit market, including investments in U.S. RMBS, CMBS, ABS, CLO, European ABS and other structured products. She joined the Firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products, GMAC Mortgage Group (focusing on mortgage whole loan pricing and trading), and Deloitte Consulting. Ms. Chen earned her MBA with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China. Ms. Chen is a CFA® charter holder and a CAIA charter holder. Ms. Chen’s research on structured products was published in the Journal of Structured Finance in 2007, 2017, 2018 and 2019.

Sun Life Capital Management (U.S.) LLC (“SLC Management”), 500 Fifth Avenue, Suite 2500, New York, New York 10110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2022, SLC Management had approximately $64 billion in assets under management.

Portfolio Managers:

Richard Familetti, CFA, Chief Investment Officer, joined SLC Management in 2009 and has over 35 years of industry experience. Mr. Familetti most recently served as Ryan Labs Asset Management’s President and CIO. In his current role, he leads the portfolio management team who invest on behalf of SLC Management’s U.S. pension asset management clients. Mr. Familetti and his team have extensive experience specializing in corporate credit and fixed income asset allocation, covering all sectors of the fixed income markets employing a combination of fundamental and technical analysis. Mr.

Familetti’s portfolio of work includes senior portfolio management positions at Halbis Capital Management, Calyon Bank, Credit Suisse Asset Management, and Lazard Freres Asset Management. Mr. Familetti earned his M.B.A. from Fordham University and Bachelor of Arts from Hofstra University. He is a CFA Charterholder and is a member of the New York CFA society.

Michael Donelan, CFA, Senior Managing Director, Senior Portfolio Manager, joined SLC Management in 2003 as Portfolio Manager and Director of Trading. His experience includes fundamental and technical research as well as trading a wide spectrum of fixed income securities. Prior to joining SLC Management, Mr. Donelan held positions as Principal Investment Officer for the New York State Insurance Fund, Director of Asset Management at Native Nations Asset Management, Senior Portfolio Manager with Butterfield Asset Management in Bermuda, Portfolio Manager and Trader at ABN-AMRO Bank, and trader at Brown Brothers Harriman. Mr. Donelan holds an M.B.A. from Fordham University and a Bachelor of Science in Finance from Seton Hall University. He is a CFA Charterholder and is a member of the New York CFA society.

Daniel J. (D.J.) Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, joined SLC Management in 2009 and is a Portfolio Manager focusing on the structured product sector. Mr. Lucey co-manages the short duration, core, and custom LDI portfolios as part of SLC Management’s U.S. Total Return Fixed Income team. Mr. Lucey’s responsibilities include credit research and valuation, and managing and trading the ABS, CMBS, and MBS sectors. Prior to 2010, D.J. served as an Institutional Portfolio Strategist for the team. In that role, he was responsible for LDI/Fixed Income research, strategy and communicating investment philosophy, capital market climate and underlying positions to institutional clients. He also assisted with asset/liability strategies and credit research. Mr. Lucey’s prior experience includes actuarial analysis, pension fund asset and liability valuation, and pension industry research. Before joining SLC Management, Mr. Lucey was a Senior Research Analyst with Cerulli Associates, a strategy research and consulting firm specializing in the financial services industry. Past research and articles he’s authored cover institutional asset allocation and asset/liability management, liability-driven investment strategies and the use of alternatives in pension funds. Mr. Lucey also served as an actuarial analyst at Fidelity Investments, performing defined benefit asset and liability valuation and consulting plan sponsors on asset/liability management. Mr. Lucey holds a Bachelor of Arts in Economics from the College of the Holy Cross. He is a CFA Charterholder and is a member of the New York CFA society.

Philip Mendonca, Managing Director, Senior Portfolio Manager, joined SLC Management in 2003 and is responsible for the U.S. Total Return Fixed Income team’s structured product investments and mortgage credit strategies. Mr. Mendonca also co-manages SLC Management’s real return, short duration, core, and custom LDI portfolios. Mr. Mendonca has successfully headed the portfolio management team’s investments in levered and unlevered investments in Mortgage, Asset Backed and interest rate/inflation linked strategies. Mr. Mendonca directs the team’s credit strategy as it relates to mortgages, both residential and commercial, and a myriad of asset backed securities. During his tenure at SLC Management, Mr. Mendonca developed several yield curve pricing tools and performance indices and was heavily involved in the development of custom client solutions in asset liability analysis, custom benchmarks creation and portfolio structuring. Mr. Mendonca was an active duty Marine for four years serving in posts throughout Asia, North Africa and the Middle East before joining SLC Management. Mr. Mendonca holds a Bachelor of Business Administration in Management Science and Operations Research from Pace University.

Matthew Salzillo, Managing Director, Portfolio Manager, joined SLC Management in 2004 and is a Portfolio Manager focusing on the Treasuries, Agencies and Credit sectors. He trades across all sectors in short, intermediate, long, and very long maturities. Mr. Salzillo leads monitoring of the new issue market for the team. He is heavily involved in SLC Management’s portfolio construction process for generic and custom benchmarks. Prior to 2013, Mr. Salzillo was a Trader/Analyst on the U.S. Total Return Fixed Income team. His responsibilities included trading across asset classes in the fixed income markets, working within the portfolio management team to develop and implementing investment strategies, and monitoring portfolio and trade compliance. Mr. Salzillo earned his M.B.A. in Finance from Rutgers University and Bachelor of Science in Marketing from the Stillman School of Business at Seton Hall University.

Annette Serrao, CFA, Managing Director and Portfolio Manager, joined SLC Management in July 2010 and is a Portfolio Manager focusing on Long Credit and LDI strategies. She is primarily responsible for the portfolio construction process, credit analysis and trading within these strategies. Prior to 2020, Ms. Serrao served as a Portfolio Strategist, where her primary responsibilities included conducting asset liability analysis and providing asset portfolio details to clients and consultants. Additionally, she performed attribution analysis of fixed income portfolios and assisted with GIPS® compliance and management of the composite processes and analytics. Ms. Serrao also worked in the Client Service and Marketing division of the firm until 2014. Ms. Serrao previously served as an Associate for two years at Tata Consultancy Services, India, Banking, Financial Services and Insurance sector (BFSI), leading data warehousing projects related to credit cards, mortgages, personal loans and auto loans across different geographies. Ms. Serrao earned her M.B.A. in Finance from Pace University’s Lubin School of Business and a Bachelor of Engineering in Computer Engineering from Mumbai

University, India. She is a CFA Charterholder and a member of the New York CFA society. She also holds a Six Sigma (Green Belt) certification.

Raghava K. Vudata, Senior Director and Portfolio Manager, joined SLC Management in 2008 and is a Portfolio Manager focusing primarily on structured products, Agency and Non-Agency MBS and Treasury allocations. Prior to 2021, Mr. Vudata worked on the Structured Products division where his primary focus was in the MBS Sector. His responsibilities included performing in-depth analysis and identifying relative value opportunities and trading of MBS holdings across multiple strategies. He also assisted senior Portfolio Managers on the structured team on research and evaluation across other structured sectors such as ABS, CMBS and CMOS. Mr. Vudata also manages the Treasury portion of the portfolios for SLC Management’s DRP Strategy and acts as liaison between the firm’s Underlay and derivatives teams. Apart from his portfolio management duties, he is also extensively involved in implementation of Risk/Performance attribution systems. In this role, he is responsible for generating and analyzing various risk/attribution reports across multiple portfolios and communicating it to other Portfolio Managers/traders/analysts. Upon joining the firm, Mr. Vudata served as an Index Analyst, responsible for the creation and maintenance of all the firm’s Indexes. Mr. Vudata was actively involved in daily and monthly operational procedures and coordinated with operational personnel on maintaining and improving internal systems. He also had responsibilities in web development and client service. Mr. Vudata holds a Master’s degree in Engineering Management (Finance Major) from New Mexico Institute of Mining and Technology and a Bachelor of Technology degree from J.N.T University.

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2022, TAL had approximately $341.3 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Mr. Liberatore was a member of the International Capital Market Association’s initial executive committee for the Green Bond Principles Advisory Council. He is a member of the United Nation (“UN”) Capital Development Fund’s working group on Climate Insurance Linked Resilient Infrastructure Finance and serves on the UN’s Joint Sustainable Development Goals Fund’s Blue Economy Investor Advisory Group. He

also serves on S&P’s Global Ratings ESG Leadership Council. Before joining the firm in 2004, he held roles at Nationwide Mutual Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is a part of TAL’s ESG/Impact fixed income strategy team and co-portfolio manager on the firm’s Core Impact Bond, Green Bond and Short Duration Impact Bond strategies. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Catholic Responsible Investments Bond Fund

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2022, Brandywine Global had approximately $55.4 billion in assets under management.

Portfolio Managers:

Anujeet Sareen, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. Prior to joining the Firm in 2016, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen is a CFA® charter holder and earned a B.A. in Computer Science from Brown University.

Jack P. McIntyre, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).Mr. McIntyre is a CFA® charter holder and earned an M.B.A. in Finance from the

Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Brian L. Kloss, JD, CPA, Portfolio Manager, is a Portfolio Manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA, CAIA, is a Portfolio Manager on the Global Fixed Income team. She leads global structured credit investing and seeks the most attractive value in the global structured credit market, including investments in U.S. RMBS, CMBS, ABS, CLO, European ABS and other structured products. She joined the Firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products, GMAC Mortgage Group (focusing on mortgage whole loan pricing and trading), and Deloitte Consulting. Ms. Chen earned her MBA with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China. Ms. Chen is a CFA® charter holder and a CAIA charter holder. Ms. Chen’s research on structured products was published in the Journal of Structured Finance in 2007, 2017, 2018 and 2019.

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2022, Dodge & Cox had approximately $322.9 billion in assets under management.

Portfolio Managers:

Dana M. Emery, Chief Executive Officer, joined Dodge & Cox in 1983. Ms. Emery received her B.A. degree from Stanford University in 1983. Ms. Emery is President and a Trustee of the Dodge & Cox Funds. She is a Director and shareholder of the firm, a CFA charterholder, and a Chartered Investment Counselor.

Thomas S. Dugan, Senior Vice President and Director of Fixed Income, joined Dodge & Cox in 1993. Mr. Dugan received his B.A. from Brown University in 1987 and his M.B.A. from the University of

California, Berkeley in 1992. Mr. Dugan is a Director and shareholder of the firm and a CFA charterholder.

James H. Dignan, Vice President, joined Dodge & Cox in 1999. Mr. Dignan graduated from Columbia University in 1991 with an A.B. in Philosophy / Economics. He received an M.A. in Economics from New York University in 1994 and his M.B.A. from Northwestern’s J.L. Kellogg Graduate School of Management in 1996. Mr. Dignan is a shareholder of the firm and a CFA charterholder.

Anthony J. Brekke, Vice President, joined Dodge & Cox in 2003. Mr. Brekke received his B.A. degree from the University of Iowa in 1997 and his M.B.A. degree from the Haas School of Business at the University of California, Berkeley in 2003. Mr. Brekke is a shareholder of the firm and a CFA charterholder.

Adam S. Rubinson, Vice President, joined Dodge & Cox in 2002. Mr. Rubinson received his B.A. degree (summa cum laude) from Columbia College in 1988 and his J.D. degree from the Stanford Law School in 1991. Mr. Rubinson is a shareholder of the firm and a CFA charterholder.

Lucinda I. Johns, Senior Vice President and Associate Director of Fixed Income, rejoined Dodge & Cox in 2004. Ms. Johns received her B.A. degree (magna cum laude) from Williams College in 1996 and her M.B.A. degree from the UCLA Anderson School of Management in 2004. Prior to graduate school, she worked at Dodge & Cox as a research assistant. She is a shareholder of the firm and a CFA charterholder.

Nils M. Reuter, Vice President, joined Dodge & Cox in 2003. Mr. Reuter received his B.A. degrees from Brown University in Biology and Sociology in 2001 and his M.B.A. (with honors) from the Haas School of Business at the University of California, Berkeley in 2016. Mr. Reuter is a shareholder of the firm and CFA charterholder.

Michael Kiedel, Vice President, joined Dodge & Cox in 2008. Mr. Kiedel received his B.A. degree (cum laude) from Harvard College in Economics in 1998 and his M.B.A. from the Stanford Graduate School of Business in 2008. Mr. Kiedel is a shareholder of the firm and a CFA charterholder.

Sun Life Capital Management (U.S.) LLC (“SLC Management”), 500 Fifth Avenue, Suite 2500, New York, New York 10110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2022, SLC Management had approximately $64 billion in assets under management.

Portfolio Managers:

Richard Familetti, CFA, Chief Investment Officer, joined SLC Management in 2009 and has over 35 years of industry experience. Mr. Familetti most recently served as Ryan Labs Asset Management’s President and CIO. In his current role, he leads the portfolio management team who invest on behalf of SLC Management’s U.S. pension asset management clients. Mr. Familetti and his team have extensive experience specializing in corporate credit and fixed income asset allocation, covering all sectors of the fixed income markets employing a combination of fundamental and technical analysis. Mr. Familetti’s portfolio of work includes senior portfolio management positions at Halbis Capital Management, Calyon Bank, Credit Suisse Asset Management, and Lazard Freres Asset Management. Mr. Familetti earned his M.B.A. from Fordham University and Bachelor of Arts from Hofstra University. He is a CFA Charterholder and is a member of the New York CFA society.

Michael Donelan, CFA, Senior Managing Director, Senior Portfolio Manager, joined SLC Management in 2003 as Portfolio Manager and Director of Trading. His experience includes fundamental and technical research as well as trading a wide spectrum of fixed income securities. Prior to joining SLC Management, Mr. Donelan held positions as Principal Investment Officer for the New York State Insurance Fund, Director of Asset Management at Native Nations Asset Management, Senior Portfolio Manager with Butterfield Asset Management in Bermuda, Portfolio Manager and Trader at ABN-AMRO Bank, and trader at Brown Brothers Harriman. Mr. Donelan holds an M.B.A. from Fordham University and a Bachelor of Science in Finance from Seton Hall University. He is a CFA Charterholder and is a member of the New York CFA society.

Daniel J. (D.J.) Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, joined SLC Management in 2009 and is a Portfolio Manager focusing on the structured product sector. Mr. Lucey co-manages the short duration, core, and custom LDI portfolios as part of SLC Management’s U.S. Total Return Fixed Income team. Mr. Lucey’s responsibilities include credit research and valuation, and managing and trading the ABS, CMBS, and MBS sectors. Prior to 2010, Mr. Lucey served as an Institutional Portfolio Strategist for the team. In that role, he was responsible for LDI/Fixed Income research, strategy and communicating investment philosophy, capital market climate and underlying positions to institutional clients. He also assisted with asset/liability strategies and credit research. Mr. Lucey’s prior experience includes actuarial analysis, pension fund asset and liability valuation, and pension industry research. Before joining SLC Management, Mr. Lucey was a Senior Research Analyst with Cerulli Associates, a strategy research and consulting firm specializing in the financial services industry. Past research and articles he’s authored cover institutional asset allocation and asset/liability management, liability-driven investment strategies and the use of alternatives in pension funds. Mr. Lucey also served as an actuarial analyst at Fidelity Investments, performing defined benefit asset and liability valuation and consulting plan sponsors on asset/liability management. Mr. Lucey holds a

Bachelor of Arts in Economics from the College of the Holy Cross. He is a CFA Charterholder and is a member of the New York CFA society.

Philip Mendonca, Managing Director, Senior Portfolio Manager, joined SLC Management in 2003 and is responsible for the U.S. Total Return Fixed Income team’s structured product investments and mortgage credit strategies. Mr. Mendonca also co-manages SLC Management’s real return, short duration, core, and custom LDI portfolios. Mr. Mendonca has successfully headed the portfolio management team’s investments in levered and unlevered investments in Mortgage, Asset Backed and interest rate/inflation linked strategies. Mr. Mendonca directs the team’s credit strategy as it relates to mortgages, both residential and commercial, and a myriad of asset backed securities. During his tenure at SLC Management, Mr. Mendonca developed several yield curve pricing tools and performance indices and was heavily involved in the development of custom client solutions in asset liability analysis, custom benchmarks creation and portfolio structuring. Mr. Mendonca was an active duty Marine for four years serving in posts throughout Asia, North Africa and the Middle East before joining SLC Management. Mr. Mendonca holds a Bachelor of Business Administration in Management Science and Operations Research from Pace University.

Matthew Salzillo, Managing Director, Portfolio Manager, joined SLC Management in 2004 and is a Portfolio Manager focusing on the Treasuries, Agencies and Credit sectors. He trades across all sectors in short, intermediate, long, and very long maturities. Mr. Salzillo leads monitoring of the new issue market for the team. He is heavily involved in SLC Management’s portfolio construction process for generic and custom benchmarks. Prior to 2013, Mr. Salzillo was a Trader/Analyst on the U.S. Total Return Fixed Income team. His responsibilities included trading across asset classes in the fixed income markets, working within the portfolio management team to develop and implementing investment strategies, and monitoring portfolio and trade compliance. Mr. Salzillo earned his M.B.A. in Finance from Rutgers University and Bachelor of Science in Marketing from the Stillman School of Business at Seton Hall University.

Annette Serrao, CFA, Managing Director and Portfolio Manager, joined SLC Management in July 2010 and is a Portfolio Manager focusing on Long Credit and LDI strategies. She is primarily responsible for the portfolio construction process, credit analysis and trading within these strategies. Prior to 2020, Ms. Serrao served as a Portfolio Strategist, where her primary responsibilities included conducting asset liability analysis and providing asset portfolio details to clients and consultants. Additionally, she performed attribution analysis of fixed income portfolios and assisted with GIPS® compliance and management of the composite processes and analytics. Ms. Serrao also worked in the Client Service and Marketing division of the firm until 2014. Ms. Serrao previously served as an Associate for two years at Tata Consultancy Services,

India, Banking, Financial Services and Insurance sector (BFSI), leading data warehousing projects related to credit cards, mortgages, personal loans and auto loans across different geographies. Ms. Serrao earned her M.B.A. in Finance from Pace University’s Lubin School of Business and a Bachelor of Engineering in Computer Engineering from Mumbai University, India. She is a CFA Charterholder and a member of the New York CFA society. She also holds a Six Sigma (Green Belt) certification.

Raghava K. Vudata, Senior Director and Portfolio Manager, joined SLC Management in 2008 and is a Portfolio Manager focusing primarily on structured products, Agency and Non-Agency MBS and Treasury allocations. Prior to 2021, Mr. Vudata worked on the Structured Products division where his primary focus was in the MBS Sector. His responsibilities included performing in-depth analysis and identifying relative value opportunities and trading of MBS holdings across multiple strategies. He also assisted senior Portfolio Managers on the structured team on research and evaluation across other structured sectors such as ABS, CMBS and CMOS. Mr. Vudata also manages the Treasury portion of the portfolios for SLC Management’s DRP Strategy and acts as liaison between the firm’s Underlay and derivatives teams. Apart from his portfolio management duties, he is also extensively involved in implementation of Risk/Performance attribution systems. In this role, he is responsible for generating and analyzing various risk/attribution reports across multiple portfolios and communicating it to other Portfolio Managers/traders/analysts. Upon joining the firm, Mr. Vudata served as an Index Analyst, responsible for the creation and maintenance of all the firm’s Indexes. Mr. Vudata was actively involved in daily and monthly operational procedures and coordinated with operational personnel on maintaining and improving internal systems. He also had responsibilities in web development and client service. Mr. Vudata holds a Master’s degree in Engineering Management (Finance Major) from New Mexico Institute of Mining and Technology and a Bachelor of Technology degree from J.N.T University.

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2022, TAL had approximately $341.3 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Mr. Liberatore was a member of the International Capital Market

Association’s initial executive committee for the Green Bond Principles Advisory Council. He is a member of the United Nation (“UN”) Capital Development Fund’s working group on Climate Insurance Linked Resilient Infrastructure Finance and serves on the UN’s Joint Sustainable Development Goals Fund’s Blue Economy Investor Advisory Group. He also serves on S&P’s Global Ratings ESG Leadership Council. Before joining the firm in 2004, he held roles at Nationwide Mutual Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is a part of TAL’s ESG/Impact fixed income strategy team and co-portfolio manager on the firm’s Core Impact Bond, Green Bond and Short Duration Impact Bond strategies. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Catholic Responsible Investments Equity Index Fund

RhumbLine Advisers (“RhumbLine”), 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Equity Index Fund. As of December 31, 2022, RhumbLine had approximately $88 billion in assets under management.

Portfolio Managers:

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Mr. Ryer was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 22 years of industry experience, Mr. Ryer is a member of the firm’s Investment/Risk and Management Committees. He oversees RhumbLine’s investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active - Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products

- Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Carman Lind, Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 25 years of industry experience. Ms. Lind is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Ms. Lind was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lind has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 17 years of industry experience. Mr. Kusmierz is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Kusmierz was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 14 years of industry experience. Mr. Ballestas is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Ballestas was Assistant Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas is a CFA Exam Level II Candidate and has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager with 10 years of industry experience. He is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

Catholic Responsible Investments Multi-Style US Equity Fund

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2022, Dodge & Cox had approximately $322.9 billion in assets under management.

Portfolio Managers:

Philippe Barret, Jr., Senior Vice President, joined Dodge & Cox in 2004. Mr. Barret received his B.A. degree (magna cum laude) from Washington and Lee University in 1998 and his M.B.A degree from the Stanford Graduate School of Business in 2004. He is a shareholder of the firm and a CFA charterholder.

Karim Fakhry, Vice President, joined Dodge & Cox in 2005. Mr. Fakhry received his B.A. degree (Phi Beta Kappa) in Economics from Stanford University in 1998 and his M.B.A. degree from the Harvard Business School in 2005. Mr. Fakhry is a shareholder of the firm and a CFA charterholder.

Benjamin Garosi, Vice President, joined Dodge & Cox in 2009. Mr. Garosi received his B.A. degree (Phi Beta Kappa) in Economics from the University of California, Berkeley in 2002 and his M.B.A. degree from the Harvard Business School in 2009. Mr. Garosi is a CFA charterholder.

David C. Hoeft, Senior Vice President and Chief Investment Officer, joined Dodge & Cox in 1993. Mr. Hoeft received his B.A. degree (Phi Beta Kappa) from the University of Chicago in 1989 and his M.B.A. from the Harvard Business School in 1993. Mr. Hoeft is a Director and shareholder of the firm and a CFA charterholder.

Karol Marcin, Vice President, joined Dodge & Cox in 2000. Mr. Marcin received his B.A. (summa cum laude) from Whitman College in 1995 and his M.B.A. from the Stanford Graduate School of Business in 2000. Mr. Marcin is a shareholder of the firm and a CFA charterholder.

Kathleen G. McCarthy, Vice President, joined Dodge & Cox in 2007. Ms. McCarthy received her B.A. degree in Economics from Stanford University in 2001 and her M.B.A. degree from the Stanford Graduate School of Business in 2007. She is a shareholder of the firm and a CFA charterholder.

Steven C. Voorhis, Senior Vice President and Director of Research, joined Dodge & Cox in 1996. Mr. Voorhis received his B.A. and M.A. degrees from Stanford University in 1992 and his M.B.A from the Harvard Business School in 1996. Mr. Voorhis is a shareholder of the firm and a CFA charterholder.

Mar Vista Investment Partners, LLC (“Mar Vista”), 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2022, Mar Vista had approximately $2.36 billion in assets under management.

Portfolio Managers:

Silas Myers, CFA, is a co-founder and CEO of Mar Vista and has 32 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before starting Mar Vista in 2007, Mr. Myers spent seven years as a portfolio manager and analyst at Roxbury Capital Management. He was also an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. He began his career as a vice president and portfolio manager at Utendahl Capital Management. Mr. Myers has a B.A. in psychology and an M.B.A., both from Harvard University. Mr. Myers is also a Robert A. Toigo Foundation Alumnus.

Brian Massey, CFA, is a co-founder and President of Mar Vista and has 31 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Prior to starting Mar Vista in 2007, Mr. Massey spent 10 years as both a portfolio manager and analyst, and was Director of Research at Roxbury Capital Management. Before coming to Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick’s Corporate Finance and Strategic Consulting group. Mr. Massey has a B.S. in economics from Johns Hopkins University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.

Joshua Honeycutt, CFA, is a partner of Mar Vista and has 23 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before joining Mar Vista Investment Partners in January 2009, he spent seven years as an analyst at Roxbury Capital Management with a special emphasis in covering consumer discretionary and retail stocks. Mr. Honeycutt was also an analyst with Harvey & Company, covering mergers and acquisitions and an associate in forensic accounting at Tucker Alan. Mr. Honeycutt has a B.S. with distinction in management/finance from Purdue University.

Jeffrey Prestine is a partner of Mar Vista and has 23 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before joining Mar Vista Investment Partners in January 2009, he was an analyst covering technology and energy stocks at Roxbury Capital Management. Mr. Prestine joined Roxbury from Seneca Capital Management, where he was a technology and energy analyst for more than five years. He began his career in finance at Prudential Securities as an associate analyst covering enterprise software companies. Prior to entering the investment industry in 1999, Mr. Prestine was a senior consultant with Arthur Anderson Business Consulting. Mr. Prestine earned his undergraduate degree at the University of Colorado at Boulder and has an M.B.A. from the University of Southern California.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2022, Wellington Management had approximately $1.1 trillion in assets under management.

Portfolio Managers:

Drew Shilling, CFA, Senior Managing Director, Partner and Equity Portfolio Manager, is an equity portfolio manager and leader of Wellington Management’s Large Cap Growth Team. Mr. Shilling currently manages Wellington Management’s Growth and Opportunistic Growth approaches. Mr. Shilling is a member of Wellington Management’s Operating Committee and Hedge Fund Review Group. Prior to joining Wellington Management in 1992, Mr. Shilling worked as an analyst at The Lodestar Group and as a financial analyst in the mergers and acquisitions department at Lehman Brothers. Mr. Shilling earned his MBA from Dartmouth College, Tuck School of Business and his BA in Economics, cum laude, from Amherst College. Mr. Shilling holds the Chartered Financial Analyst designation.

Tim Manning, Senior Managing Director, Partner and Equity Portfolio Manager, is an equity portfolio manager and leader of Wellington Management’s Mid Cap Growth Team. Mr. Manning currently manages Wellington Management’s Mid Cap Growth and Mid Cap Growth Approaches. Prior to joining Wellington Management in 2007, Mr. Manning worked as a portfolio manager and the director of research at RiverSource Investments. Prior to that, Mr. Manning served as a portfolio manager at John Hancock, co-managing mid cap growth portfolios, and in various research and portfolio management roles at State Street Research & Management. Mr. Manning received his BS in economics from Boston University.

Clark Shields, Equity Portfolio Manager and Managing Director, is an equity portfolio manager on Wellington Management’s Growth Team. Mr. Shields manages equity assets on behalf of Wellington Management’s clients, drawing on research from Wellington Management’s global industry analysts, equity portfolio managers, and team analysts. Mr. Shields currently co-manages Wellington Management’s opportunistic growth approach and provides research to his team on the internet and media industries. Prior to joining Wellington Management in 2015, Mr. Shields worked as an equity research analyst covering business services companies at T. Rowe Price (2006 – 2015). Before that, he served as an investment associate at MDT Advisers (2000 – 2004) and as an investment-banking analyst at Harris Williams & Company (1998 – 2000). Mr. Shields received his MBA, with academic honors, from Harvard Business School (2006) and his BS in business administration, magna cum laude, from Washington and Lee University (1998).

Catholic Responsible Investments International Equity Fund

Causeway Capital Management LLC (“Causeway”), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2022, Causeway had approximately $38.7 billion in assets under management.

Portfolio Managers:

Brian Cho joined Causeway in September 2013. From 2011 to 2013, Mr. Cho was a vice president at BofA-ML Equity Research, covering the IT hardware and supply chain sector. From 2007 to 2011, he worked as an associate at Goldman Sachs Equity Research covering the same sector. From 2006 to 2007, he worked as an analyst at Morgan Stanley Equity Research covering the internet and interactive software sector. Prior to that, he worked as an analyst at PA Consulting Group in the financial services practice.

Jonathan Eng joined Causeway in July 2001 as a research associate. He was promoted to portfolio manager in February 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.

Joe Gubler joined Causeway as a quantitative research associate in April 2005 and was promoted to portfolio manager in January 2014. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks.

Harry Hartford co-founded and became president and a portfolio manager of Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director, portfolio manager, and co-head of the International and Global Value Equity Team in Los Angeles.

Dr. Arjun Jayaraman joined Causeway in 2006 as a portfolio manager. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of PanAgora’s non U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies.

Sarah Ketterer co-founded and became chief executive officer and a portfolio manager of Causeway in June 2001. Prior to that, she was with HW-MLIM since 1996, where she was a managing director, portfolio manager, and cohead of the International and Global Value Equity Team in Los Angeles.

MacDuff Kuhnert joined Causeway as a quantitative research associate in July 2001 and was promoted to portfolio manager in March 2007. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process.

Ellen Lee joined Causeway in August 2007. From 2001 to 2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, and from 1999 to 2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong.

Conor Muldoon joined Causeway in June 2003 as a research associate and was promoted to portfolio manager in September 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity.

Ryan Myers joined Causeway in June 2013. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group. Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group.

Steven Nguyen joined Causeway in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital.

Alessandro Valentini joined Causeway in July 2006 as a research associate and was promoted to portfolio manager in April 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management where he conducted fundamental research for the international value and domestic value funds, focusing on the European telecommunication and Canadian oil sectors. From 2000-2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Principal Global Investors, LLC (“Principal Global”), 801 Grand Avenue, Des Moines, Iowa 50392, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2022, Principal Global had approximately $501.5 billion in assets under management.

Portfolio Managers:

Paul H. Blankenhagen, CFA, Portfolio Manager, is a portfolio manager for Principal Global Equities. He is a portfolio manager for the firm’s international and emerging markets equity strategies. He is also active in company research, focusing on the international banking sector. Mr. Blankenhagen joined the firm in 1992 and has been a member of the international equity team since 1995. He became an international equities portfolio manager in 2000 and has managed all country ex-US mandates since 2003 and emerging markets mandates since 2014. Mr. Blankenhagen received an MBA from Drake University and a bachelor’s degree in finance from Iowa State University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Juliet Cohn, Portfolio Manager, is a portfolio manager for Principal Global Equities, based in London. She is a portfolio manager for the firm’s international (global ex-U.S.), regional European and emerging global leaders strategies. Ms. Cohn is also active in company research focusing on the international telecommunications and utility sectors. She joined the firm in 2003 as a portfolio manager for European equities. Prior to joining Principal, Ms. Cohn served as a director and senior portfolio manager at Allianz Dresdner Asset Management (formerly Kleinwort Benson) where she managed European and International portfolios for institutional and retail clients. She has also managed funds in the EEMEA (Eastern Europe, Middle East and Africa) region. Prior to that she was a fund manager at the London firms of Capel Cure Myers, Rowe Price Fleming and Schroders. Ms. Cohn received a Bachelor’s degree in mathematics from Trinity College, Cambridge University.

WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2022, WCM had approximately $71.6 billion in assets under management.

Portfolio Managers:

Sanjay Ayer, CFA, Portfolio Manager, Business Analyst, joined WCM in 2007. His primary responsibilities are portfolio management and equity research for WCM’s global, fundamental growth strategies. Since he began his investment career in 2002, Mr. Ayer’s experience includes positions as Equity Analyst at Morningstar, Inc. (Chicago), and at J. & W. Seligman & Co. (New York). Mr. Ayer graduated Phi Beta Kappa from Johns Hopkins University (Maryland) with a B.A. in Economics, and a B.S. in Applied Mathematics.

Paul R. Black, President, co-Chief Executive Officer, joined WCM in 1989. His primary responsibility is portfolio management for WCM’s global, fundamental growth strategies. Since the start of his investment career in 1983, Mr. Black’s experience includes positions as Portfolio Manager with Wells Fargo Private Banking Group, and at Bank of America. Mr. Black earned his B.S. in Finance from California State University, San Diego.

Peter J. Hunkel, Portfolio Manager, Business Analyst, has been working with WCM since 2001. His primary responsibilities are portfolio management and equity research for WCM’s global, fundamental growth strategies. Since he began his investment career in 1998, Mr. Hunkel’s experience includes positions as Portfolio Analyst, Templeton Private Client Group, and as Managing Director at Centurion Alliance. Mr. Hunkel earned his B.A. (with honors) in Communications from San Jose State University (California), and his J.D. at the Monterey College of Law (California).

Michael B. Trigg, Portfolio Manager, Business Analyst, joined WCM in 2006. His primary responsibilities are portfolio management and equity research for WCM’s global, fundamental growth strategies. Since he began his investment career in 2000, Mr. Trigg’s experience includes positions as Equity Analyst at Morningstar, Inc. (Chicago) where he produced the Model Growth Portfolio, a live portfolio and newsletter, and as Analyst at the Motley Fool, the online investment service. Mr. Trigg earned his B.S. (with honors) in Finance from Saint Louis University (Missouri).

Catholic Responsible Investments Small-Cap Fund

RhumbLine Advisers (“RhumbLine”), 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Small-Cap Fund. As of December 31, 2022, RhumbLine had approximately $88 billion in assets under management.

Portfolio Managers:

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Mr. Ryer was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 22 years of industry experience, Mr. Ryer is a member of the firm’s Investment/Risk and Management Committees. He oversees RhumbLine’s investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active - Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products

- Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Carman Lind, Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 25 years of industry experience. Ms. Lind is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Ms. Lind was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lind has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 17 years of industry experience. Mr. Kusmierz is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Kusmierz was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 14 years of industry experience. Mr. Ballestas is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Ballestas was Assistant Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas is a CFA Exam Level II Candidate and has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager with 10 years of industry experience. He is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

Catholic Responsible Investments International Small-Cap Fund

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza New York, New York 10112, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap

Fund. As of December 31, 2022, Lazard had approximately $183.9 billion in assets under management.

Portfolio Managers:

Paul Moghtader, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Moghtader has been with Lazard since 2007.

Taras Ivanenko, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Ivanenko has been with Lazard since 2007.

Peter Kashanek, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Kashanek has been with Lazard since 2007.

Ciprian Marin, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Marin has been with Lazard since 2008.

Craig Scholl, Director, is a Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Scholl has been with Lazard since 2007.

Susanne Willumsen, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Ms. Willumsen has been with Lazard since 2008.

Alex Lai, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Lai has been with Lazard since 2008.

Global Alpha Capital Management, Ltd. (“Global Alpha”), 1800 McGill College Avenue, Suite 1300, Montreal, Quebec, Canada H3A 3J6, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. As of December 31, 2022, Global Alpha had approximately $5.7 billion in assets under management.

Portfolio Managers:

Robert Beauregard, Chief Investment Officer and Portfolio Manager, is lead portfolio manager for its global small cap equity strategies. Mr. Beauregard is also responsible for global coverage of the energy and utilities sectors. Mr. Beauregard brings over 34 years of financial and investment industry experience to the firm. Prior to founding Global Alpha in 2008, Mr. Beauregard was Senior Vice President and portfolio manager at Natcan Investment Management where he managed over $1.5 billion in Canadian and global small cap equities. Before joining Natcan, Mr. Beauregard managed a global high tech portfolio and co-managed the Canadian Small Cap Equity Fund for Caisse de

Dépôt du Québec. He has held senior operational, financial and risk management roles with various multi-nationals, including Alcan, IBM and Grant Thornton. Mr. Beauregard received a B.Admin. from the Royal Military College and a MBA from McGill University. He holds the CFA designation and is Chartered Professional Accountant (CPA) and a Certified Management Accountant (CMA).

David Savignac, Portfolio Manager, is responsible for Europe and global coverage of the Technology and Industrials sectors at Global Alpha. Prior to joining Global Alpha in 2009, Mr. Savignac spent four years at Natcan Investment Management where he held a variety of senior analyst positions, including Risk & Performance and Small Caps and was co-manager of Natcan’s Global Small Cap Fund. Mr. Savignac also spent time at TAL Global Asset Management and Desjardins Securities. He received a BSc from HEC Montreal and is a CFA charterholder.

Qing Ji, Portfolio Manager, is responsible for the Asia-Pacific region at Global Alpha, as well as global coverage of the Consumer Discretionary and Consumer Staples sectors. In the eight years before joining Global Alpha in 2011, Ms. Ji worked in the financial industry in Canada, Singapore and Switzerland. Most recently, she was Senior Analyst – Financial Markets for the Bank of Canada. Prior to that, Ms. Ji held various analyst and wealth management positions with Laurentian Bank Securities, ING Private Bank Asia (Singapore), Credit Lyonnais (Singapore) and Temenos Systems SA (Switzerland). Ms. Ji has a Bachelor of Economics from Xiamen University (China), a Master of Economics from Shanghai University of Finance and Economics (China), a MBA from McGill University and is a CFA charterholder.

Serge Depatie, Portfolio Manager, is responsible for North America, Australia and New Zealand coverage of the Materials and Health Care sectors at Global Alpha. Mr. Depatie joined Global Alpha in 2015 as an Equity Analyst and was promoted to Portfolio Manager in 2016. Before joining Global Alpha, Mr. Depatie served as Managing Partner and Chief Investment Officer at NCP Investment Management. Prior to this, Mr. Depatie held a variety of roles at Natcan Investment Management, including Portfolio Manager, Global Equities and Small Cap Analyst. Mr. Depatie received a B.Eng from McGill University and a MBA from Concordia University.

Sain Godil, Portfolio Manager, is responsible for North America and Israel coverage of the Financials and Telecommunications sectors at Global Alpha. Mr. Godil joined Global Alpha in 2010 as a Junior Analyst and served as an Equity Analyst and Associate Portfolio Manager for the firm before his promotion to Portfolio Manager in 2018. Mr. Godil has a BCom from Goa University (India), a BCom from Concordia University, a MSc from Concordia University and is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership, if any, of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Shares and Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Funds offer the following classes of shares to investors:

●	Catholic Responsible Investments Magnus 45/55 Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 75/25 Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Ultra Short Bond Fund: Institutional Shares;

●	Catholic Responsible Investments Short Duration Bond Fund: Institutional Shares;

●	Catholic Responsible Investments Opportunistic Bond Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Bond Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Equity Index Fund: Institutional Shares;

●	Catholic Responsible Investments Multi-Style US Equity Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments International Equity Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Small-Cap Fund: Institutional Shares; and

●	Catholic Responsible Investments International Small-Cap Fund: Institutional Shares.

Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Investor Shares and Institutional Shares. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Investment Minimum	Features
Investor Shares	Initial – $5,000	Shareholder Servicing Fee – 0.15%
Institutional Shares

Initial:

● $5,000 (Catholic Responsible Investments Ultra Short Bond Fund and Catholic Responsible Investments Short Duration Bond Fund)

● $1,000,000 (Catholic Responsible Investments International Small-Cap Fund)

● $3,000,000 (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund)

● $5,000,000 (Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Equity Fund,)

● $15,000,000 (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund)

Shareholder Servicing Fee – None

Investor Shares and Institutional Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services on the platform or program of the intermediary through which you own shares. Your financial intermediary can tell you which class of shares is available through your platform or program.

Each Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

Shares can be purchased directly from the Funds or through financial intermediaries.

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 866-348-6466.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

If you purchase shares directly from the Funds, you will receive a confirmation of each transaction and monthly statements detailing Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Catholic Responsible Investments Funds
P.O. Box 588
Portland, ME 04112

Express Mail Address

Catholic Responsible Investments Funds
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 866-348-6466 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number). The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the wire in good order.

Wiring Instructions

UMB Bank NA
Kansas City, MO
ABA # 101000695
Atlantic Shareholder Services, LLC FBO Catholic Responsible Investments Funds
Account # 9872584635
FFC (Account Number)
FFC (Account Name)

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up a Systematic Investment Plan (via ACH) by mailing a completed application to the Funds. These purchases can be made monthly in amounts of at least $1,000. To cancel or change a plan, write to the Funds at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Adviser’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such transactions will be valued in good faith by the Adviser, subject to Board oversight. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional or Investor Shares of a Fund for the first time, you must generally invest at least the minimums presented below. There is no minimum amount for subsequent investments.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Magnus 45/55 Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 75/25 Fund	$5,000	$15,000,000
Catholic Responsible Investments Ultra Short Bond Fund	N/A	$5,000
Catholic Responsible Investments Short Duration Bond Fund	N/A	$5,000
Catholic Responsible Investments Opportunistic Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Equity Index Fund	N/A	$3,000,000
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments International Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments Small-Cap Fund	N/A	$3,000,000

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments International Small-Cap Fund	N/A	$1,000,000

Each Fund reserves the right to waive the minimum investment amounts in its sole discretion. In addition, the minimum investment amount for Institutional Shares may be waived for investments by funds managed by the Adviser.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares	CMNVX	14919E100	250-100
	Institutional Shares	CMNSX	14919E209	250-101
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares	CMMVX	14919E308	250-110
	Institutional Shares	CMMSX	14919E407	250-111
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares	CMPVX	14919E506	250-105
	Institutional Shares	CMPSX	14919E605	250-106
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares	CMUVX	14919E704	250-115
	Institutional Shares	CMUSX	14919E803	250-116
Catholic Responsible Investments Ultra Short Bond Fund	Institutional Shares	CRHSX	14919E886	250-1
Catholic Responsible Investments Short Duration Bond Fund	Institutional Shares	CRDSX	14919E878	250-15
Catholic Responsible Investments Opportunistic Bond Fund	Investor Shares	CROVX	14919E860	250-18
	Institutional Shares	CROSX	14919E852	250-19
Catholic Responsible Investments Bond Fund	Investor Shares	CRBVX	14919E837	250-16
	Institutional Shares	CRBSX	14919E845	250-17

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Catholic Responsible Investments Equity Index Fund	Institutional Shares	CRQSX	14919E829	250-36
Catholic Responsible Investments Multi-Style US Equity Fund	Investor Shares	CRTVX	14919E811	250-45
	Institutional Shares	CRTSX	14919E795	250-46
Catholic Responsible Investments International Equity Fund	Investor Shares	CRLVX	14919E787	250-34
	Institutional Shares	CRLSX	14919E779	250-35
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	CRSSX	14919E761	250-42
Catholic Responsible Investments International Small-Cap Fund	Institutional Shares	CRNSX	14919E753	250-28

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (as defined below) receives and accepts your purchase order in good order. “Good order” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds. Purchase orders that are not in good order cannot be accepted and processed even if money to purchase shares has been submitted by wire, check or ACH.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive and accept your purchase order in good order before the close of normal trading on the NYSE. If your purchase order is not received and accepted in good order before the close of normal trading on the NYSE, you will receive the NAV calculated on the subsequent Business Day on which your order is received and accepted in good order. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, a Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Funds’ valuation designee to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which the advisers to those investment companies will use fair value pricing and the effect of fair value pricing.

There may be limited circumstances in which the Adviser would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

With respect to non-U.S. securities held by a Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which a Fund prices its shares, the value the Adviser assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Adviser may use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Adviser may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser, subject to Board oversight.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 866-348-6466.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;

●	changes to a shareholder’s record name or account registration;

●	paying redemption proceeds from an account for which the address has changed within the last 30 days;

●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

●	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program

(the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 866-348-6466 for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives and accepts your request in good order.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Catholic Responsible Investments Funds
P.O. Box 588
Portland, ME 04112

Express Mail Address

Catholic Responsible Investments Funds
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 866-348-6466 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $50,000, you may transfer as little as $1,000 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 for Investor Shares or $10,000 for Institutional Shares, because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Investor Shares or Institutional Shares, respectively, of one Fund for Investor Shares or Institutional Shares, respectively, of another Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Fund you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you or your financial intermediary may also convert one class of shares of a Fund directly to another class of shares of the same Fund, by writing to or calling the Fund, subject to the minimum investment requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of a Fund is generally not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a Fund or share class which your financial intermediary sells or services. Your financial intermediary can tell you which share classes are available through your platform or program.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

Each Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Because such payments are not made by the Funds, they will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because certain Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage).

Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Adviser has procedures designed to determine the fair value of foreign securities for purposes of calculating the Funds’ NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Fund within any thirty (30) calendar day period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

A redemption fee of 2.00% of the value of the shares sold will be imposed on shares of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”).

●

Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds’ and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Investments by funds managed by the Adviser and systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The redemption fee is deducted from a Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; (v) investments by funds managed by the Adviser; and (vi) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in good order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund’s compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 866-348-6466.

Dividends and Distributions

Generally, the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

Generally, the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

Generally, the Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund distribute their net investment income quarterly and make distributions or their net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund intends to elect and to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to do so, among other requirements, each Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), provided that certain holding period requirements are satisfied by you and the Funds. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Assuming a shareholder holds a Fund’s shares as capital assets, any gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits (as calculated for federal income tax purposes), which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

Certain Funds may invest in publicly traded partnerships. Non-corporate taxpayers are eligible to claim a 20% deduction for “qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes pursuant to Section 7704(c) of the Code with respect to such entity’s qualified trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective federal income tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that the Funds may invest in (including the Underlying Funds in which the Magnus Funds are invested) will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules

K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective federal income tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions’ income taxes paid by the Fund, subject to certain limitations. Foreign tax credits, if any, received by a Fund (including a Magnus Fund) as a result of an investment in another RIC (including an Underlying Fund or an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs. If a Fund makes the election discussed above, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is included in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Indexes/Trademark Licenses/Disclaimers

The S&P 500® Index and S&P SmallCap 600® Index (the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by CBIS. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by CBIS. The Catholic Responsible Investments Equity Index Fund and the Catholic Responsible Investments Small-Cap Fund (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to CBIS with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to CBIS or the Products. S&P Dow Jones Indices have no obligation to take the needs of CBIS or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC are not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CBIS, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND CBIS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by BBD, LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of BBD, LLP are included in the 2022 Annual Report of the Funds, which is available upon request by calling the Funds at 866-348-6466.

Selected Per Share Data & Ratios
For a Share Outstanding
Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Loss on Investments	Total from Operations	Distributions from Net Investment Income	Total Distributions
Catholic Responsible Investments Ultra Short Bond Fund
Institutional Shares
2022(1)	$10.00	$0.07	$— (a)	$0.07	$(0.08)	$(0.08)
Catholic Responsible Investments Short Duration Bond Fund
Institutional Shares
2022(1)	$10.00	$0.13	$(0.58)	$(0.45)	$(0.14)	$(0.14)
Catholic Responsible Investments Bond Fund
Institutional Shares
2022(1)	$10.00	$0.20	$(1.77)	$(1.57)	$(0.20)	$(0.20)
Investor Shares
2022(1)	$10.00	$0.18	$(1.76)	$(1.58)	$(0.19)	$(0.19)
Catholic Responsible Investments Opportunistic Bond Fund
Institutional Shares
2022(1)	$10.00	$0.19	$(0.96)	$(0.77)	$(0.19)	$(0.19)
Investor Shares
2022(1)	$10.00	$0.18	$(0.96)	$(0.78)	$(0.18)	$(0.18)
Catholic Responsible Investments Equity Index Fund
Institutional Shares
2022(1)	$10.00	$0.11	$(1.61)	$(1.50)	$(0.10)	$(0.10)
Catholic Responsible Investments Small-Cap Fund
Institutional Shares
2022(1)	$10.00	$0.09	$(1.08)	$(0.99)	$(0.09)	$(0.09)
Catholic Responsible Investments Multi-Style US Equity Fund
Institutional Shares
2022(1)	$10.00	$0.03	$(1.97)	$(1.94)	$(0.03)	$(0.03)
Investor Shares
2022(1)	$10.00	$0.02	$(1.97)	$(1.95)	$(0.02)	$(0.02)

*	Per share calculated using average shares.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Portfolio turnover is for the period indicated and has not been annualized if less than one year. Excludes effect of in-kind transfers.

(1)	Commenced operations on December 6, 2021.

(a)	Amount is less than $0.005 per share.

**	Annualized.

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (excluding waivers)**	Ratio of Net Investment Income to Average Net Assets**	Portfolio Turnover‡

$9.99	0.69%	$53,159	0.35%	0.58%	0.80%	14%

$9.41	(4.52)%	$473,663	0.35%	0.37%	1.54%	95%

$8.23	(15.86)%	$1,624,983	0.36%	0.36%	2.39%	86%

$8.23	(15.97)%	$50,830	0.51%	0.51%	2.23%	86%

$9.04	(7.75)%	$462,249	0.41%	0.44%	2.24%	179%

$9.04	(7.88)%	$27,438	0.56%	0.60%	2.10%	179%

$8.40	(15.01)%	$2,837,203	0.09%	0.11%	1.34%	21%

$8.92	(9.88)%	$462,990	0.29%	0.29%	1.09%	25%

$8.03	(19.39)%	$618,980	0.67%	0.67%	0.39%	33%

$8.03	(19.50)%	$42,604	0.82%	0.82%	0.23%	33%

Selected Per Share Data & Ratios
For a Share Outstanding
Throughout the Period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Loss on Investments	Total from Operations	Distributions from Net Investment Income	Total Distributions
Catholic Responsible Investments International Equity Fund
Institutional Shares
2022(1)	$10.00	$0.13	$(2.61)	$(2.48)	$(0.12)	$(0.12)
Investor Shares
2022(1)	$10.00	$0.12	$(2.61)	$(2.49)	$(0.11)	$(0.11)
Catholic Responsible Investments International Small-Cap Fund
Institutional Shares
2022(1)	$10.00	$0.18	$(2.47)	$(2.29)	$(0.14)	$(0.14)
Catholic Responsible Investments Magnus 45/55 Fund
Institutional Shares
2022(1)	$10.00	$0.15	$(1.54)	$(1.39)	$(0.01)	$(0.01)
Investor Shares
2022(1)	$10.00	$0.13	$(1.53)	$(1.40)	$(0.01)	$(0.01)
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Institutional Shares
2022(1)	$10.00	$0.12	$(1.68)	$(1.56)	$(0.01)	$(0.01)
Investor Shares
2022(1)	$10.00	$0.10	$(1.67)	$(1.57)	$(0.01)	$(0.01)
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Institutional Shares
2022(1)	$10.00	$0.15	$(1.59)	$(1.44)	$(0.01)	$(0.01)
Investor Shares
2022(1)	$10.00	$0.12	$(1.58)	$(1.46)	$(0.01)	$(0.01)
Catholic Responsible Investments Magnus 75/25 Fund
Institutional Shares
2022(1)	$10.00	$0.12	$(1.71)	$(1.59)	$(0.01)	$(0.01)
Investor Shares
2022(1)	$10.00	$0.10	$(1.71)	$(1.61)	$(0.01)	$(0.01)

*	Per share calculated using average shares.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

‡	Portfolio turnover is for the period indicated and has not been annualized if less than one year. Excludes effect of in-kind transfers.

(1)	Commenced operations on December 6, 2021.

(2)	The expense ratios do not include expenses of the underlying affiliated investment companies.

**	Annualized.

Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets**	Ratio of Expenses to Average Net Assets (excluding waivers)**	Ratio of Net Investment Income to Average Net Assets**	Portfolio Turnover‡

$7.40	(24.88)%	$1,008,309	0.82%	0.82%	1.68%	46%

$7.40	(24.98)%	$47,864	0.97%	0.97%	1.52%	46%

$7.57	(22.99)%	$65,161	1.15%	1.40%	2.17%	69%

$8.60	(13.93)%	$42,017	—%(2)	0.20%(2)	1.75%	9%

$8.59	(14.03)%	$29,405	0.15%(2)	0.35%(2)	1.56%	9%

$8.43	(15.63)%	$702,135	—%(2)	0.03%(2)	1.49%	3%

$8.42	(15.74)%	$296,153	0.15%(2)	0.18%(2)	1.20%	3%

$8.55	(14.42)%	$274,863	—%(2)	0.06%(2)	1.82%	5%

$8.53	(14.63)%	$112,716	0.15%(2)	0.21%(2)	1.47%	5%

$8.40	(15.94)%	$188,299	—%(2)	0.08%(2)	1.40%	5%

$8.38	(16.15)%	$31,925	0.15%(2)	0.23%(2)	1.23%	5%

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

Investment Adviser

Christian Brothers Investment Services, Inc.
125 S. Wacker Drive
Suite 2400
Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2023, as it may be amended from time to time, includes detailed information about the Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	866-348-6466
By Mail:	Catholic Responsible Investments Funds P.O. Box 588 Portland, Maine 04112
By Internet:	https://www.cbisonline.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Catholic Responsible Investments Funds, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-23718

CRI-PS-001-0100

STATEMENT OF ADDITIONAL INFORMATION

Catholic Responsible Investments Magnus 45/55 Fund

(Ticker Symbol: Investor Shares—CMNVX)

(Ticker Symbol: Institutional Shares—CMNSX)

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

(Ticker Symbol: Investor Shares—CMMVX)

(Ticker Symbol: Institutional Shares—CMMSX)

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

(Ticker Symbol: Investor Shares—CMPVX)

(Ticker Symbol: Institutional Shares—CMPSX)

Catholic Responsible Investments Magnus 75/25 Fund

(Ticker Symbol: Investor Shares—CMUVX)

(Ticker Symbol: Institutional Shares—CMUSX)

Catholic Responsible Investments Ultra Short Bond Fund

(Ticker Symbol: Institutional Shares—CRHSX)

Catholic Responsible Investments Short Duration Bond Fund

(Ticker Symbol: Institutional Shares—CRDSX)

Catholic Responsible Investments Opportunistic Bond Fund

(Ticker Symbol: Investor Shares—CROVX)

(Ticker Symbol: Institutional Shares—CROSX)

Catholic Responsible Investments Bond Fund

(Ticker Symbol: Investor Shares—CRBVX)

(Ticker Symbol: Institutional Shares—CRBSX)

Catholic Responsible Investments Equity Index Fund

(Ticker Symbol: Institutional Shares—CRQSX)

Catholic Responsible Investments Multi-Style US Equity Fund

(Ticker Symbol: Investor Shares—CRTVX)

(Ticker Symbol: Institutional Shares—CRTSX)

Catholic Responsible Investments International Equity Fund

(Ticker Symbol: Investor Shares—CRLVX)

(Ticker Symbol: Institutional Shares—CRLSX)

Catholic Responsible Investments Small-Cap Fund

(Ticker Symbol: Institutional Shares—CRSSX)

Catholic Responsible Investments International Small-Cap Fund

(Ticker Symbol: Institutional Shares—CRNSX)

each, a series of CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

March 1, 2023

Investment Adviser:

CHRISTIAN BROTHERS INVESTMENT SERVICES INC.

Investment Sub-Advisers:

Brandywine Global Investment Management, LLC

Causeway Capital Management LLC

Dodge & Cox

Global Alpha Capital Management, Ltd.

Lazard Asset Management LLC

Mar Vista Investment Partners, LLC

Principal Global Investors, LLC

RhumbLine Advisers

Sun Life Capital Management (U.S.) LLC

Teachers Advisors, LLC

WCM Investment Management, LLC

Wellington Management Company LLP

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of Catholic Responsible Investments Funds (the “Trust”) and the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 75/25 Fund, Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated March 1, 2023, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent annual report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2022, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or the Annual and Semi-Annual Reports, free of charge, by writing to the Trust at Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or calling the Trust at 866-348-6466.

ii

March 1, 2023	CRI-SX-001-0200

iii

THE TRUST

General. Catholic Responsible Investments Funds (the “Trust”) is an open-end management investment company that offers shares of diversified portfolios. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated July 8, 2021 and amended and restated November 17, 2021 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of shares of such portfolios. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and together, the “Trustees” or the “Board”) under the laws of the State of Delaware. The Trustees have approved contracts under which, as described in this Statement of Additional Information (“SAI”), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses. This SAI relates to the following portfolios:

●

the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 75/25 Fund (together, the “Magnus Funds”); and

●

the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund (together, the “Asset Class Funds” and together with the Magnus Funds, the “Funds” and each, a “Fund”).

The investment adviser, Christian Brothers Investment Services Inc. (“CBIS” or the “Adviser”), and investment sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) to the Funds are referred to collectively as the “advisers.” The affiliated investment companies in which each Magnus Fund may invest are each referred to as an “Underlying Fund” and collectively as “Underlying Funds.”

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Investor Shares and Institutional Shares. The different classes provide for variations in shareholder servicing expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of portfolios. The Funds are currently offered in the following classes of shares:

Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Magnus 45/55 Fund	X	X
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	X	X
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	X	X
Catholic Responsible Investments Magnus 75/25 Fund	X	X
Catholic Responsible Investments Ultra Short Bond Fund		X
Catholic Responsible Investments Short Duration Bond Fund		X
Catholic Responsible Investments Opportunistic Bond Fund	X	X
Catholic Responsible Investments Bond Fund	X	X
Catholic Responsible Investments Equity Index Fund		X
Catholic Responsible Investments Multi-Style US Equity Fund	X	X
Catholic Responsible Investments International Equity Fund	X	X
Catholic Responsible Investments Small-Cap Fund		X
Catholic Responsible Investments International Small-Cap Fund		X

History of the Funds. The Funds are successors to the funds of the Catholic United Investment Trust (the “Predecessor Funds”). The Predecessor Funds were managed by the Adviser using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used in managing the Funds. The date of inception of the Predecessor Funds is set forth in the table below. The Predecessor Funds dissolved and reorganized into the Investor Shares and Institutional Shares of each Fund on December 6, 2021. All of the assets of the Predecessor Funds were transferred to the Funds in connection with the reorganization.

Predecessor Fund	Predecessor Fund Inception	Fund
CUIT Magnus 45/55 Fund	July 2018	Catholic Responsible Investments Magnus 45/55 Fund
CUIT Magnus 60/40 Beta Plus Fund	July 2018	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
CUIT Magnus 60/40 Alpha Plus Fund	July 2018	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
CUIT Magnus 75/25 Fund	July 2018	Catholic Responsible Investments Magnus 75/25 Fund
CUIT Money Market Fund1	January 1985	Catholic Responsible Investments Ultra Short Bond Fund
CUIT Short Bond Fund	January 1985	Catholic Responsible Investments Short Duration Bond Fund
CUIT Opportunistic Bond Fund	May 2013	Catholic Responsible Investments Opportunistic Bond Fund
CUIT Intermediate Diversified Bond Fund	January 1995	Catholic Responsible Investments Bond Fund
CUIT Core Equity Index Fund	January 1995	Catholic Responsible Investments Equity Index Fund
CUIT Multi-Style US Equity Fund	May 2021	Catholic Responsible Investments Multi-Style US Equity Fund
CUIT International Equity Fund	January 1995	Catholic Responsible Investments International Equity Fund
CUIT Small Cap Equity Index Fund	January 2007	Catholic Responsible Investments Small-Cap Fund
CUIT International Small Capitalization Fund	December 2019	Catholic Responsible Investments International Small-Cap Fund

1

Notwithstanding the fact that the CUIT Money Market Fund is the Predecessor Fund of the Catholic Responsible Investments Ultra Short Bond Fund, the Ultra Short Bond Fund is not a money market fund and does not comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which imposes restrictions on a money market fund’s investments with respect to maturity, credit quality, liquidity and diversification.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Under normal circumstances, each Magnus Fund invests only in shares of the Underlying Funds, although they may additionally invest in government securities, short term paper and cash. References to “Fund,” where applicable, also refer to the Underlying Funds. An Underlying Fund may purchase any of the following instruments and/or engage in any of the following investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund’s stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.

Each Fund’s principal investment strategies and the risks associated with the same are described in the “Summary Section” and “More Information about the Funds’ Investment Objectives, Strategies and Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that a Fund may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in a Fund’s Prospectus, should not be considered to be a principal strategy (or related principal risk) applicable to that Fund.

AMERICAN DEPOSITARY RECEIPTS (“ADRs”) — ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

ASSET-BACKED SECURITIES — Asset-backed securities are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans, credit card receivables and student loans.

Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations (“CDOs”). CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset passthroughs to be prepaid prior to their stated maturity.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For purposes of the Funds’ concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER — Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

COMMODITY INVESTMENTS — A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked instruments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly manages the assets of a Fund, the Adviser, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked instruments may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS — In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration (“FHA”) under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association (“GNMA”) insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development (“HUD”) through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor’s construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate (“CLC”). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate (“PLC”). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Additional information about derivatives and the risks associated with them is provided under “Swaps, Caps, Floors, Collars and Swaptions.” Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS — Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid investments. Additional information about illiquid investments is provided under “Illiquid Investments” below.

DIRECT LOANS, ASSIGNMENTS AND LOAN PARTICIPATIONS — Senior loans and bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent frequently is a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement between the borrower and the lenders and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a senior loan or bank loan either as a direct lender or through an assignment or participation. When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain senior loans or bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

With respect to senior loan or bank loan participations, a holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. A Fund holding a participation will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the purchaser of a participation generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. In addition, if the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the advisers based on criteria approved by the Board.

DERIVATIVES — Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting the Funds from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Funds will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objective and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Rule 18f-4 under the 1940 Act. Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits a registered investment company, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Registered investment companies that don’t qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a derivatives risk management program (“DRMP”) and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”); and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.

The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.

The requirements of the Derivatives Rule may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

More information about particular types of derivatives instruments is included below in the sections titled “Forward Foreign Currency Contracts,” “Futures Contracts and Options on Futures Contracts,” “Options” and “Swaps, Caps, Floors, Collars and Swaptions.”

DOLLAR ROLLS — Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

EQUITY-LINKED WARRANTS — Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk associated with the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act (see more information in the “Description of Permitted Investments and Risk Factors - Investment Companies” section of this SAI).

EQUITY SECURITIES — Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS — A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EVENT-DRIVEN STRATEGIES — Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. A Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with the event. Many corporate events, however, do not occur as planned. If a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company’s stock and cause the Fund to lose its investment.

EXCHANGE-TRADED PRODUCTS (“ETPs”) — A Fund may directly purchase shares of or interests in exchange-traded products (“ETPs”) (including exchange-traded funds structured as investment companies (“ETFs”) and exchange-traded notes (“ETNs”)). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the securities in which the ETP invests, and the value of a Fund’s investment will fluctuate in response to the performance of the ETP’s holdings. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer’s credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund’s operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as described in the “Taxes” section of this SAI), which must be met in order for a Fund to maintain its status as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the “Taxes” section of this SAI).

FIXED INCOME SECURITIES — Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund’s net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund’s shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if not rated, are determined to be of comparable quality by the Adviser (see “Appendix A—Description of Ratings” for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics and also have speculative characteristics.

Securities rated Baa3 or higher by Moody’s or BBB- or higher by S&P Global Ratings (“S&P”) are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as “junk bonds” or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO or, if not rated, are determined to be of comparable quality by the Adviser. Lower-rated securities could include a split-rated security, which is a security that is rated as investment grade by at least one NRSRO, but is rated as non-investment grade by another NRSRO, where the Adviser believes that the quality of the security is more comparable to lower-rated securities than investment grade securities.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (known as “credit risk”) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as “market risk”). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing. Lower-rated securities are speculative and may be in default.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund’s net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the Fund’s exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as “C” by Moody’s or “D” by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value may decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES AND EMERGING AND FRONTIER MARKETS — Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”). Following a transition period during which the EU and the UK Government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the EU and the UK Government signed an agreement on December 30, 2020 regarding the economic relationship between the UK and the EU. This agreement became effective on a provisional basis on January 1, 2021 and formally entered into force on May 1, 2021. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Brexit may also cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

On February 24, 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Following Russia’s actions, various countries, including the U.S., Canada, the UK, Germany, and France, as well as the EU, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments.

The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

The Funds’ investments in emerging and frontier markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. The economies of emerging and frontier market countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

In addition to the risks of investing in debt securities of emerging and frontier markets, a Fund’s investments in government or government-related securities of emerging and frontier market countries and restructured debt instruments in emerging and frontier markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investments in China A Shares. A Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. A Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect a Fund is subject to the following additional risks:

●

General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

●

Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

●

China A Shares Market Suspension Risk. China A Shares may only be bought from, or sold to, the Fund at times when the relevant China A Shares may be sold or purchased on the relevant Chinese stock exchange. SSE and SZSE typically have the right to suspend or limit trading in any security traded on the relevant exchange if necessary to ensure an orderly and fair market and that risks are managed prudently. In the event of the suspension, the Fund’s ability to access the Chinese market will be adversely affected.

●

Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and a Fund may not fully recover its losses or its Stock Connect securities.

●

Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither a Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that a Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In the event that a Fund suffers losses due to the negligence, or willful default, or insolvency of HKSCC, the Fund may not be able to institute legal proceedings, file any proof of claim in any insolvency proceeding or take any similar action. In the event of the insolvency of HKSCC, a Fund may not have any proprietary interest in the China A Shares traded through the Stock Connect program and may be an unsecured general creditor in respect of any claim the Fund may have in respect of them. Consequently, the value of a Fund’s investment in China A Shares and the amount of its income and gains could be adversely affected.

●

Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. Trading via Stock Connect may require pre-delivery or pre-validation of cash or shares to or by a broker. If the cash or shares are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. As a result, a Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

●

Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

●	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict a Fund’s ability to invest in China A Shares through the program on a timely basis.

●

Investor Compensation. A Fund will not benefit from the China Securities Investor Protection Fund in mainland China. The China Securities Investor Protection Fund is established to pay compensation to investors in the event that a securities company in mainland China is subject to compulsory regulatory measures (such as dissolution, closure, bankruptcy, and administrative takeover by the China Securities Regulatory Commission). Since each Fund is carrying out trading of China A Shares through securities brokers in Hong Kong, but not mainland China brokers, therefore, it is not protected by the China Securities Investor Protection Fund.

That said, if a Fund suffers losses due to default matters of its securities brokers in Hong Kong in relation to the investment of China A Shares through the Stock Connect program, it would be compensated by Hong Kong’s Investor Compensation Fund.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Funds. A Fund’s investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If a Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser or a Sub-Adviser intends to operate the Funds in a manner that will prevent them from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Funds.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on a Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui [2014] No. 81 on October 31, 2014 (“Notice 81”) and Caishui [2016] No. 127 on November 5, 2016 (“Notice 127”), both of which state that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 and Notice 127 also state that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Funds may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on a Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from a Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of a Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by a

Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by a Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser or a Sub-Adviser of A Shares will accordingly be subject to Chinese stamp duty, but a Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Funds may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if a Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on a Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to a Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of a Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Funds and their shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Funds.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Funds.

FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Funds may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund’s assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund’s returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified

(notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty/credit risk as compared to bilaterally negotiated contracts.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds’ purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds’ investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

The Funds may take long and short positions in foreign currencies in excess of the value of the Funds’ assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund’s volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund’s assets.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract’s maturity, the inability of a Fund to negotiate with the dealer to enter into an offsetting transaction. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict a Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of an adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS —Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Funds may invest in options on foreign currencies and currency futures contracts. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

CFTC Regulations. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds’ operations. Therefore, the Funds are not subject to regulation as a commodity pools under the CEA and the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with such limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

There are significant risks associated with a Fund’s use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers’ ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

GNMA SECURITIES — A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

ILLIQUID INVESTMENTS — A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in “illiquid investments” that are assets. Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For each Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to Rule 22e-4 under the 1940 Act. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Under the supervision of the Board, the investment managers determine the liquidity of a Fund’s investments. The investment managers may be assisted in classification determinations by one or more third-party service providers. Because of their illiquid nature, illiquid investments often must be priced at fair value as determined in good faith by the Adviser, subject to Board oversight. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund.

INFLATION PROTECTED SECURITIES — Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk. The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

INITIAL PUBLIC OFFERINGS (“IPOs”) — A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT COMPANIES — The Funds may invest in shares of other investment companies, to the extent permitted by applicable law, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses.

Generally, the federal securities laws limit the extent to which a Fund can invest in securities of other investment companies, subject to certain exceptions. For example, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments. These limits, however, do not apply to investments in the Underlying Funds by the Magnus Funds, which do so pursuant to the exemption provided by Section 12(d)(1)(G) of the 1940 Act. These limits also generally do not apply with respect to the Funds’ investments in money market funds. Because the Underlying Funds are part of a “fund of fund” structure under Section 12(d)(1)(G), each Underlying Fund has adopted a policy that prohibits it from investing in other registered investment companies and unit investment trusts in reliance on Section 12(d)(1)(G) and Section 12(d)(1)(F).

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

Each Underlying Fund intends to satisfy the tax requirements to be treated as a RIC under the Code. The value of a Fund’s investment in an Underlying Fund will be affected if an Underlying Fund fails to satisfy the requirements to be taxed as a RIC. In such a case, the Underlying Fund would be treated as a regular corporation subject to entity level taxation prior to making any distributions to a Fund that holds shares in the Underlying Fund (see more information in the “Taxes” section of this SAI).

Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of securities or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk and other risks associated with derivatives. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF’s portfolio securities or other investments, leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF’s investment income, resulting in greater losses. Such ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFS present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Certain ETFs that are not investment companies may not produce qualifying income for purposes of the Qualifying Income Test (as defined below under the heading “Taxes”), which must be met in order for a Fund to maintain its status as a RIC under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the Adviser expects, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code.

LIBOR Replacement Risk — The UK Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remining LIBOR rates immediately after June 30, 2023. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative

Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

MASTER LIMITED PARTNERSHIPS (“MLPs”) — MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MiFID II — Directive 2014/61/EU on markets in financial instruments and Regulation 600/2014/EU on markets in financial instruments (collectively, “MiFID II”) took effect in Member States of the EU on January 3, 2018. MiFID II forms the legal framework governing the requirements applicable to EU investment firms and trading venues and third-country firms providing investment services or activities in the EU. The extent to which MiFID II will have an indirect impact on markets and market participants outside the EU is unclear and yet to fully play out in practice. It will likely impact pricing, liquidity and transparency in most asset classes and certainly impact the research market.

MiFID II prohibits an EU authorized investment firm from receiving investment research unless it is paid for directly by the firm out of its own resources or from a separate research payment account regulated under MiFID II and funded either by a specific periodic research charge to the client or by a research charge that is not collected from the client separately but instead alongside a transaction commission. Specifically, MiFID II will have practical ramifications outside the EU in certain areas such as payment for equity research and fixed income, currency and commodities research. For example, EU-based asset managers, US asset managers acting under the delegated authority of an EU-based asset manager and US asset managers that are part of a global asset management group with one or more EU affiliates may, in practice, have to restructure the way they procure, value and pay for research under US laws and regulations to more closely align with the requirements under MiFID II. MiFID II is expected to limit the ability of certain advisers to pay for research using soft dollars in various circumstances. Absent appropriate relief or guidance from US regulators, certain aspects of the research payment regime under MiFID II may be incompatible with US law and regulation. Accordingly, it is difficult to predict the full impact of MiFID II on the Funds and the advisers, but it could include an increase in the overall costs of entering into investments. Shareholders should be aware that the regulatory changes arising from MiFID II may affect each Fund’s ability to adhere to its investment approach and achieve its investment objective.

EU research providers that are MiFID II firms will be obliged to price their research services separately from their execution services. It is uncertain whether these changes will lead to an overall increase in the price of research and/or lead to reduced access to research for the advisers. While the exact impact of MiFID II and the related Markets in Financial Instruments Regulation on certain Funds and the advisers remain unclear and will take time to quantify, the impact on them and on the EU financial markets may be material.

MONEY MARKET SECURITIES — Money market securities consist of: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody’s, or determined by the advisers to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES — Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PC securities”), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae’s senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae’s common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, its common stock trades on the over-the-counter market. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Additionally, credit risk transfer mortgage-backed securities issued by Fannie Mae (called Connecticut Avenue Securities) and Freddie Mac (called Structured Agency Credit Risk debt notes) carry no guarantee whatsoever from the issuing agency and the risk of default associated with these securities would be borne by a Fund.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA.

Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of “locking in” attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property.

Parallel Pay Securities; Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an “average life estimate.” An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

MORTGAGE DOLLAR ROLLS — Mortgage dollar rolls, or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

MUNICIPAL SECURITIES — Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds consist of general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid investments is provided under the section “Illiquid Investments” above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS — Investments in bank obligations consist of obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid investments is provided under the section “Illiquid Investments” above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid investments is provided under the section “Illiquid Investments” above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES — Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or “World Bank”), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities include, among others, obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS — A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or, for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund’s investment objective, unless otherwise restricted by the Fund’s investment limitations as set forth below (see “Investment Limitations” below).

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund’s total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

At the time of selling a call option, if the Fund chooses to cover the option, it may do so by owning, among other things: (i) the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or foreign currency; (ii) a call option on the same security or index with the same or lesser exercise price; (iii) a call option on the same security, index or foreign currency with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; (iv) cash or liquid securities equal to at least the market value of the optioned securities, interest rate or foreign currency; or (v) in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, if the Fund chooses to cover the put option it may do so by, among other things: (i) entering into a short position in the underlying security; (ii) purchasing a put option on the same security, index, interest rate or foreign currency with the same or greater exercise price; (iii) purchasing a put option on the same security, index, interest rate or foreign currency with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or (iv) maintaining the entire exercise price in liquid securities.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS — Pay-in-kind bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS — Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS — Certain Funds may purchase securities at a price that would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions that an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, such as to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put (although the final maturity of the security is later than such date).

RECEIPTS — Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), “Liquid Yield Option Notes” (“LYONs”) and “Certificates of Accrual on Treasury Securities” (“CATS”). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities (“STRIPS”) (see “U.S. Treasury Obligations” below) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to RICs (as discussed in more detail in the “taxes”

section of this SAI) under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES (“REOCs”) — REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, REOCs provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are: (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business; and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS — A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the advisers, liquidity or other considerations so warrant.

RESTRICTED SECURITIES — Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to the limitation on investments in illiquid investments described above under “Illiquid Investments.” This determination is to be made by the advisers, as applicable, pursuant to guidelines adopted by the Board. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS — Reverse repurchase agreements are transactions in which the Funds sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Funds.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Derivatives Rule permits the Funds to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. The Derivatives Rule permits the Funds to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the 1940 Act, or as a derivatives transaction under the Derivatives Rule.

RISKS OF CYBER ATTACKS — As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, a Sub-Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

SECURITIES LENDING — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its advisers or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral or other fee to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extent required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1.00 per share net asset value.

The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

SHORT SALES — Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either “against the box” or “uncovered.” A short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT SECURITIES

High Yield Foreign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

General. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SPECIAL PURPOSE ACQUISITION COMPANIES — A Fund may invest in special purpose acquisition companies (“SPACs”) to the extent that the Adviser or a Sub-Adviser believes that such investment will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. Because SPACs and similar entities may be “blank check companies” with no operating history or ongoing business other than to seek a potential acquisition, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

STRUCTURED SECURITIES — Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in such securities may be limited by certain investment restrictions contained in the 1940 Act (see more information in the “Description of Permitted Investments and Risk Factors - Investment Companies” section of this SAI).

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS — Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, currency, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate and the other party makes payments calculated with reference to a specified floating interest rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap: (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

Certain Funds may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly. For example, credit default swaps would increase credit risk by providing a Fund with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations obligation under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

A credit default swap index product (sometimes referred to as a “CDX index”) is an equally-weighted credit default swap index. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets, and provide investors with exposure to specific “baskets” of issuers of bonds or loans. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, a Fund’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). A Fund’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement, a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI and in the Prospectus. If a counterparty defaults, a Fund’s risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the advisers believe to be creditworthy.

The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act and also include commodity options and non-deliverable forwards (“NDFs”). Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based CDS indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name CDS), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps will be required to register with the CFTC as swap dealers and will be required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral. The SEC will be adopting parallel regulatory requirements applicable to security based swaps. It is possible that developments in the swap market, including potential additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

U.S. GOVERNMENT SECURITIES — Examples of types of U.S. Government securities in which a Fund may invest consist of U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Fannie Mae, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry systems known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S.

Government may be a guarantee of payment at the maturity of the obligation so that, in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s shares.

VARIABLE AND FLOATING RATE INSTRUMENTS — Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES — When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered are generally determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate.

The Derivatives Rule permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security entered into by a Fund does not satisfy those requirements, the Fund would need to comply with the Derivatives Rule with respect to its when issued or delayed delivery transactions, which are considered derivatives transactions under the Derivatives Rule. See “Derivatives – Rule 18f-4 under the 1940 Act” above.

YANKEE OBLIGATIONS — Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. The Yankees selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES — Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income” annually. Because a Fund will distribute its “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities; that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturities and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable to RICs (as discussed in more detail in the “Taxes” section of this SAI) under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

GENERAL MARKET RISK — An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact a Fund’s performance and cause losses on your investment in a Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Funds cannot change them without approval by the vote of a majority of the outstanding shares of the Funds. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.

Each Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that each of the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund may become non-diversified as may be necessary to approximate the composition of the index whose performance each Fund seeks to track.

2.

Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; provided, however, that each of the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent that the index whose performance each Fund seeks to track is so concentrated.

3.

Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.

Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.

Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.

Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7.

Each Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible InvestingSM (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools (or any successor thereto). For the avoidance of doubt, a change in a particular component, detail or definition of CRI will not require shareholder approval. However, shareholders will be provided notice of any change in a particular component, detail or definition of CRI that materially impacts a Fund or its investment strategies.

Non-Fundamental Policies

Each Fund’s investment objective as well as the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.

Each Fund may not invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things, purchasing marketable or unmarketable securities of companies that deal in real estate or interests therein (including REITs).

2.

Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of a Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the 1940 Act does provide allowances for certain borrowings. In addition, the Derivatives Rule permits a fund to enter into derivatives transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, provided that the fund complies with the conditions of the Derivatives Rule.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services or employs certain other parties, including its affiliates, to provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Administration Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days’ written notice to the Administrator; or (ii) by the Administrator on not less than 90 days’ written notice to the Trust.

Administration Fees. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal year ended October 31, 2022, the Funds paid the Administrator the following administration fees:

Fund	Administration Fees Paid 2022[1]
Catholic Responsible Investments Magnus 45/55 Fund	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0
Catholic Responsible Investments Ultra Short Bond Fund	$10,445
Catholic Responsible Investments Short Duration Bond Fund	$92,028
Catholic Responsible Investments Opportunistic Bond Fund	$95,241
Catholic Responsible Investments Bond Fund	$309,931
Catholic Responsible Investments Equity Index Fund	$548,930
Catholic Responsible Investments Multi-Style US Equity Fund	$132,966
Catholic Responsible Investments International Equity Fund	$215,729
Catholic Responsible Investments Small-Cap Fund	$84,926
Catholic Responsible Investments International Small-Cap Fund	$13,022

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

THE ADVISER AND THE SUB-ADVISERS

General. Christian Brothers Investment Services Inc. (“CBIS” or the “Adviser”), an Illinois corporation founded in 1981, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606. As of December 31, 2022, the Adviser had approximately $9.2 billion in assets under management.

Manager of Managers Structure. The Adviser acts as the manager of managers of the Asset Class Funds and is responsible for the investment performance of the Asset Class Funds, since it allocates each Asset Class Fund’s assets to the Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of Sub-Advisory Agreements (defined below). The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Advisory Agreement (defined below), including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, to be materially changed without shareholder approval. Furthermore, any Sub-Advisory Agreements with affiliates of a Fund or the Adviser, except for Sub-Advisory Agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommend their hiring, termination, and replacement.

Multi-Manager Exemptive Order. The Funds and the Adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, subject to certain conditions, to select new Sub-Advisers, including Wholly-Owned Sub-advisers, with the approval of the Board but without obtaining shareholder approval. Any change to a Sub-Advisory Agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. Subject to the foregoing, the order also permits the Adviser to materially change the terms of Sub-Advisory Agreements or to continue the employment of a Sub-Adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its Sub-Advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new Sub-Adviser for a Fund, shareholders of the Fund will receive notification of the change.

Advisory and Sub-Advisory Agreements. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds and oversees the investment sub-advisory services provided to the Asset Class Funds. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Asset Class Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Asset Class Funds.

After its initial two year term, the continuance of each Investment Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser or Sub-Adviser on not less than 30 days’ nor more than 60 days’ written notice to the other party.

Advisory Fees. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.96%

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) for each of that Fund’s share class(es) from exceeding certain levels as set forth below until February 28, 2024 (each, a “contractual expense limit”).

Fund Name	Share Class	Contractual Expense Limit
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares Institutional Shares	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares Institutional Shares	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares Institutional Shares	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares Institutional Shares	0.00%
Catholic Responsible Investments Ultra Short Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Short Duration Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Opportunistic Bond Fund	Investor Shares Institutional Shares	0.41%
Catholic Responsible Investments Bond Fund	Investor Shares Institutional Shares	0.37%
Catholic Responsible Investments Equity Index Fund	Institutional Shares	0.09%
Catholic Responsible Investments Multi-Style US Equity Fund	Investor Shares Institutional Shares	0.69%
Catholic Responsible Investments International Equity Fund	Investor Shares Institutional Shares	0.84%
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	0.31%
Catholic Responsible Investments International Small-Cap Fund	Institutional Shares	1.15%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the

Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

For the fiscal year ended October 31, 2022, the Funds paid the Adviser the following advisory fees:

Fund	Contractual Fees Paid 2022[1]	Fees Waived by the Adviser[2] 2022[1]	Total Fees Paid to the Adviser 2022[1]
Catholic Responsible Investments Magnus 45/55 Fund	$0	$0	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0	$0	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0	$0	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0	$0	$0
Catholic Responsible Investments Ultra Short Bond Fund	$132,221	$120,451	$11,770
Catholic Responsible Investments Short Duration Bond Fund	$1,398,501	$99,614	$1,298,887
Catholic Responsible Investments Opportunistic Bond Fund	$1,567,313	$142,603	$1,424,710
Catholic Responsible Investments Bond Fund	$4,605,623	$0	$4,605,623
Catholic Responsible Investments Equity Index Fund	$1,667,676	$599,749	$1,067,927
Catholic Responsible Investments Multi-Style US Equity Fund	$3,831,900	$0	$3,831,900

Fund	Contractual Fees Paid 2022[1]	Fees Waived by the Adviser[2] 2022[1]	Total Fees Paid to the Adviser 2022[1]
Catholic Responsible Investments International Equity Fund	$7,827,321	$0	$7,827,321
Catholic Responsible Investments Small-Cap Fund	$860,074	$0	$860,074
Catholic Responsible Investments International Small-Cap Fund	$633,125	$159,201	$473,924

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

[2]

For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Adviser additionally reimbursed fees of $153,067, $195,740, $280,525 and $171,574 for the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement.

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund. These circumstances may include (but are not limited to) (i) the replacement, addition, or removal of a Sub-Adviser by the Adviser, requiring assets to be transitioned between Sub-Adviser accounts, or (ii) large pre-planned contributions to or withdrawals from a Fund or transfers between Funds. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. Depending on the circumstances under which a transition manager was engaged, the duration of any such transition management services will vary and will be determined by the Adviser’s view on the appropriate length of the transition event.

The Sub-Advisers

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC — Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund and the Catholic Responsible Investments Bond Fund. Brandywine Global, a Delaware limited liability company, was founded in 1986. Brandywine Global operates as an indirect wholly owned subsidiary of Franklin Resources, Inc (“Franklin Templeton”), retaining complete investment autonomy and control over management, investment, and employment decisions. While Brandywine Global employees do not have a direct ownership interest in

Brandywine Global, the firm does have control over all earnings after payment of a fixed-percent revenue share to Franklin Templeton. As of December 31, 2022, Brandywine Global had approximately $55.4 billion in assets under management.

CAUSEWAY CAPITAL MANAGEMENT LLC — Causeway Capital Management LLC (“Causeway”), located at 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. Causeway, a Delaware limited liability company, was founded in 2001 and is a wholly-owned subsidiary of Causeway Capital Holdings LLC (“Causeway Holdings”). Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each controls, through estate planning vehicles, Causeway Holdings and, in turn, Causeway, through his or her executive office and voting control of Causeway Holdings. As of December 31, 2022, Causeway had approximately $38.7 billion in assets under management.

DODGE & COX — Dodge & Cox, located at 555 California Street, 40th Floor, San Francisco, California 94104, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund and the Catholic Responsible Investments Multi-Style US Equity Fund. Dodge & Cox is entirely owned by its employees who are shareholders of the firm. No shareholder owns 25% or more of Dodge & Cox. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as an investment manager since 1930. As of December 31, 2022, Dodge & Cox had approximately $322.9 billion in assets under management.

GLOBAL ALPHA CAPITAL MANAGEMENT, LTD. — Global Alpha Capital Management, Ltd. (“Global Alpha”), located at 1800 McGill College Avenue, Suite 1300, Montreal, Quebec, Canada H3A 3J6, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. Global Alpha is an affiliate of Connor, Clark & Lunn Financial Group Ltd. (“CCL Financial Group”), which is an affiliation of eleven independent investment management firms. Six members of the Global Alpha team are shareholders of the firm and collectively own 51% of the business, while CCL Financial Group owns the remaining 49%. As of December 31, 2022, Global Alpha had approximately $5.7 billion in assets under management.

LAZARD ASSET MANAGEMENT LLC — Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza New York, New York 10112, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. Lazard, a Delaware limited liability company, is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” Lazard has been managing sub-advised mutual fund portfolios since 1993. As of December 31, 2022, Lazard sub-advised 98 funds worldwide, totaling $55.5 billion in assets. In the U.S. alone, Lazard is a sub-adviser to 38 funds totaling $39 billion, including 1933 Act- and 1940 Act-registered funds totaling $35 billion. Lazard’s sub-advised mandates include equities (US, international, emerging markets, and global), fixed income (US, global, and emerging markets), and alternative investments. As of December 31, 2022, Lazard had approximately $183.9 billion in assets under management.

MAR VISTA INVESTMENT PARTNERS, LLC — Mar Vista Investment Partners, LLC (“Mar Vista”), located at 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. Mar Vista, a Delaware limited liability company, is a registered investment adviser founded in 2007. Mar Vista offers large-cap equity strategies to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. Mar Vista is controlled by Silas Myers and Brian Massey, each an employee of Mar Vista, with Diffractive Managers Group, LLC (f/k/a 1251 Asset Management Platform, LLC) (“Diffractive”) holding a non-controlling, minority ownership stake in the firm. Silas Myers and Brian Massey jointly determine the composition of 83.3% of the Mar Vista board with Diffractive assigning the remaining. Mar Vista is governed by the Mar Vista board of managers. As of December 31, 2022, Mar Vista had approximately $2.36 billion in assets under management.

PRINCIPAL GLOBAL INVESTORS, LLC — Principal Global Investors, LLC (“Principal Global”), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. Principal is a global investment management leader and a wholly-owned, indirect subsidiary of Principal Financial Group, Inc. (“PFG”), a public company listed on the Nasdaq Global Select Market under ticker symbol PFG. PFG was founded in 1879, began managing retirement assets in 1941, and today operates four primary business segments: Principal Global, Retirement and Investor Services, Principal International, and Insurance Solutions. Principal Global was formed as a Delaware Limited Liability Company in 1998 and became a registered investment advisor with the SEC on October 26, 1998. Principal Global’s multi-boutique strategy enables the firm to provide comprehensive investment solutions and encompasses a growing network of specialized investment boutiques and teams with focused expertise in equities, fixed income, real estate, and asset allocation, as well as stable value management, and other structured investment strategies. As of December 31, 2022, Principal Global had approximately $501.5 billion in assets under management.

RHUMBLINE ADVISERS — RhumbLine Advisers (“RhumbLine”), located at 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as Sub-Adviser to the Catholic Responsible Investments Equity Index Fund and the Catholic Responsible Investments Small-Cap Fund. RhumbLine is a Massachusetts limited partnership with its principal office in Boston, Massachusetts. RhumbLine is 100% owned by employees. The general partner of RhumbLine is DAD Enterprises, Inc., which is 100% owned by Denise D’Entremont, RhumbLine’s Chief Executive Officer. The majority ownership of RhumbLine is held directly or indirectly by Ms. D’Entremont. The remainder of the ownership is held by other RhumbLine employees in an incentive structure. RhumbLine has been registered with the SEC as an investment adviser since 1990. RhumbLine provides passive (i.e., index-based) portfolio management services to institutional investors. Advisory services are tailored to the individual needs of RhumbLine’s clients. RhumbLine provides customized discretionary management services utilizing an indexed approach to investing. RhumbLine manages both pre-defined and “model” as well as customized index strategies that differ by risk and potential return characteristics. RhumbLine also manages portfolios with certain specialized strategies, and may, at its discretion, agree to customize a portfolio to accommodate specific client needs and restrictions. Among the available specialized strategies are: Tax-Efficient, Tobacco-Free, Sudan-Free, Socially Responsible and Fossil Fuel-Free. As of December 31, 2022, RhumbLine had approximately $88 billion in assets under management.

SUN LIFE CAPITAL MANAGEMENT (U.S.) LLC — Sun Life Capital Management (U.S.) LLC (“SLC Management”), located at 500 Fifth Avenue, Suite 2500, New York, New York 10110, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. SLC Management formed in 2014 to expand the solutions offered to institutional investors in fixed income and alternative investments. As part of this expansion, SLC Management acquired Ryan Labs Asset Management (“Ryan Labs”) on April 2, 2015. SLC Management’s strategies used to manage its allocated portions of the assets of the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund are managed by the U.S. Total Return Fixed Income team (formerly, Ryan Labs), which has been managing institutional client assets since 1988. SLC Management is a wholly-owned subsidiary of Sun Life Financial Inc. (“Sun Life Financial”), a financial services company listed on the NYSE. As of December 31, 2022, SLC Management had approximately $64 billion in assets under management.

TEACHERS ADVISORS, LLC — Teachers Advisors, LLC (“TAL”), located at 730 Third Avenue, New York, New York 10017-3206, serves as a Sub-Adviser for a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. TAL is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. Teachers Insurance and Annuity Association of America (“TIAA”), an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of Nuveen Finance, LLC, which holds all of the shares of TAL. TAL also serves as adviser or sub-adviser to certain other registered investment companies. As of December 31, 2022, TAL had approximately $341.3 billion in assets under management.

WCM INVESTMENT MANAGEMENT, LLC — WCM Investment Management, LLC (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651, serves as a Sub-Adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. 75.1% of WCM is owned by its employees and 24.9% is owned by Natixis Investment Managers. WCM’s chief executive officer, Paul R. Black, owns 18.8% of WCM and retains over 25% of its voting interest. As of December 31, 2022, WCM had approximately $71.6 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY LLP — Wellington Management Company LLP (“Wellington Management”), located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Sub-Adviser for the Catholic Responsible Investments Ultra Short Bond Fund and as a Sub-Adviser for a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2022, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

Sub-Advisory Fees. For the fiscal year ended October 31, 2022, the Adviser paid the Sub-Advisers the following aggregate sub-advisory fees:

Fund	2022[1]
Catholic Responsible Investments Ultra Short Bond Fund	$66,657
Catholic Responsible Investments Short Duration Bond Fund	$489,075
Catholic Responsible Investments Opportunistic Bond Fund	$686,172
Catholic Responsible Investments Bond Fund	$2,500,577
Catholic Responsible Investments Equity Index Fund	$273,686
Catholic Responsible Investments Multi-Style US Equity Fund	$2,246,978
Catholic Responsible Investments International Equity Fund	$4,806,122
Catholic Responsible Investments Small-Cap Fund	$55,148
Catholic Responsible Investments International Small-Cap Fund	$460,043

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022

Portfolio Management

CBIS

Compensation. Portfolio managers at CBIS are compensated similarly to other employees at the firm and are not compensated based on the performance of the funds. CBIS’ compensation is built around a pay for performance philosophy, that is built around two key financial indicators: Net New Investments and Net Income. Portfolio managers are compensated with a combination of cash compensation and long-term incentives. CBIS’ compensation program includes competitive base pay, defined contribution retirement benefits, a full suite of company benefits, profit sharing, a Net Profit Bonus Plan, and an Incentive Plan for sales and service employees. For certain key employees, a Long-Term Incentive Plan (“LTIP”) has been designed to align management and shareholder interests. As of December 31, 2022, 58% of employees participated in CBIS’s LTIP plan.

In addition to the financial remuneration, however, CBIS believes it is essential to provide a challenging work environment, which provides opportunity for individual growth. To support this position, management invests heavily in employee coaching, development programs, and company sponsored continued education.

Under no circumstance does any CBIS employee receive any compensation, finder’s fees, or benefits from investment managers or any other third parties.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
John Geissinger, CFA	None
Hoa Quach, CFA	None
Constance Christian, CFA	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
John Geissinger, CFA	0	$0	5	$944.46
Hoa Quach, CFA	0	$0	5	$944.46
Constance Christian, CFA	0	$0	5	$944.46

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
John Geissinger, CFA	11	$259.81
Hoa Quach, CFA	11	$259.81
Constance Christian, CFA	11	$259.81

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.

A potential conflict of interest may arise as a result of CBIS portfolio managers’ management of the Funds and other accounts, most notably separately managed accounts of other clients, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Funds. This conflict of interest may be exacerbated to the extent that CBIS or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Funds. Notwithstanding this theoretical conflict of interest, it is CBIS’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CBIS has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the CBIS’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such securities might not be suitable for the Funds given their investment objectives and related restrictions.

Brandywine Global

Compensation. The members of Brandywine Global’s Fixed Income Investment team earn a base salary and bonus tied to investment performance, as well as firm and team profitability. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. There is an additional sharing component with the other Brandywine Global investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals with clients and leads to accountability and low turnover among Brandywine Global’s staff. In essence, the portfolio management teams own all of the residual profits of Brandywine Global, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

The percentage of bonus compensation derived from each of the above components may change over time. In general, the more successful product teams receive higher levels of bonus compensation.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Anujeet Sareen	None
Jack McIntyre	None
Brian Kloss	None
Tracy Chen	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Anujeet Sareen	14	$4,688.08	51	$10,492.56
	0	$0	2*	$381.66
Jack McIntyre	14	$4,688.08	51	$10,492.56
	0	$0	2*	$381.66
Brian Kloss	16	$5,064.68	51	$10,567.34
	0	$0	2*	$381.66
Tracy Chen	16	$5,064.68	51	$10,567.34
	0	$0	2*	$381.66

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Anujeet Sareen	52	$11,464.74
	13*	$6,771.46
Jack McIntyre	52	$11,464.74
	13*	$6,771.46
Brian Kloss	51	$10,808.72
	13*	$6,771.46
Tracy Chen	51	$10,808.72
	13*	$6,771.46

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Brandywine Global maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

●

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

Brandywine Global has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/ country/region exposure or other risk controls, market restrictions or for other reasons.

●

Similar Investment Strategies. Brandywine Global and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.

●

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, Brandywine Global has developed trade allocation procedures as described above and Brandywine Global periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.

●

Personal Account Trading. Brandywine Global may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between Brandywine Global and its clients, employee trading is monitored under its Code of Ethics (the “Brandywine Global Code”). The Brandywine Global Code includes policies and procedures (a) restricting personal trading, (b) requiring the pre-clearance of most types of personal securities transactions, (c) requiring the reporting to Brandywine Global of all required personal securities holdings and transactions, and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities. Brandywine Global and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by Brandywine Global. This may result in a potential conflict of interest since Brandywine Global employees have knowledge of such funds’ investment holdings, which is non-public information.

●	Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which Brandywine Global is involved are subject to Brandywine Global’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.

Causeway

Compensation. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, each receive an annual salary and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profits based on their ownership interests. They do not receive incentive compensation. The other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Causeway’s portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in the firm’s parent holding company. Causeway’s compensation committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s board of managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Catholic Responsible Investments International Equity Fund or any single client account managed by Causeway, but take into account the performance of the individual portfolio manager, the relevant team, and Causeway’s overall performance and financial results. For “fundamental” portfolio managers (i.e., those who are not members of the quantitative research team), the performance of stocks selected for Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Brian Cho	None
Jonathan Eng	None
Joe Gubler	None
Harry Hartford	None
Arjun Jayaraman	None
Sarah Ketterer	None
MacDuff Kuhnert	None
Ellen Lee	None
Conor Muldoon	None
Ryan Myers	None
Steven Nguyen	None
Alessandro Valentini	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Brian Cho	14	$11.46	17	$3.34
	0	$0	0	$0
Jonathan Eng	14	$11.46	17	$3.34
	0	$0	0	$0
Joe Gubler	7	$2.26	7	$0.47
	0	$0	0	$0
Harry Hartford	14	$11.46	17	$3.34
	0	$0	0	$0
Arjun Jayaraman	6	$2.26	7	$0.47
	0	$0	0	$0

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Sarah Ketterer	14	$11.46	17	$3.34
	0	$0	0	$0
MacDuff Kuhnert	6	$2.26	7	$0.47
	0	$0	0	$0
Ellen Lee	14	$11.46	17	$3.34
	0	$0	0	$0
Conor Muldoon	14	$11.46	17	$3.34
	0	$0	0	$0
Ryan Myers	6	$2.62	7	$0.47
	0	$0	0	$0
Steven Nguyen	14	$11.46	17	$3.34
	0	$0	0	$0
Alessandro Valentini	14	$11.46	17	$3.34
	0	$0	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
Brian Cho	86	$16.6
	3*	$1.00
Jonathan Eng	89	$16.6
	3*	$1.00
Joe Gubler	12	$2.85
	1*	$0.52
Harry Hartford	97	$16.6
	3*	$1.00
Arjun Jayaraman	15	$2.85
	1*	$0.52
Sarah Ketterer	147	$16.8
	3*	$1.00

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
MacDuff Kuhnert	18	$2.85
	1*	$0.52
Ellen Lee	88	$16.6
	3*	$1.00
Conor Muldoon	93	$16.6
	3*	$1.00
Ryan Myers	11	$2.85
	1*	$0.52
Steven Nguyen	88	$16.6
	3*	$1.00
Alessandro Valentini	88	$16.6
	3*	$1.00

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers who sub-advise a portion of the assets of the Catholic Responsible Investments International Equity Fund also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, SMA and model fee programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Fund they manage that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differ from the advice given to other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Fund or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of six mutual funds (together, the “Causeway Funds”). Causeway also sponsors and manages certain other commingled vehicles in its international opportunities strategy that are offered to institutional investors. Most of the portfolio managers have personal investments in one or more of the Causeway Funds. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company and Messrs. Cho, Eng, Gubler, Jayaraman, Kuhnert, Muldoon, Myers, Nguyen,

and Valentini and Ms. Lee (directly or through estate planning vehicles) have minority ownership interests in Causeway’s parent holding company.

Actual or potential conflicts of interest arise from the Fund’s portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a code of ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Dodge & Cox

Compensation. Compensation of Dodge & Cox investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the performance of any account. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

●	Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

●

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

●

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s board of directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

●

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of October 31, 2022.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Anthony J. Brekke	None
James H. Dignan	None
Thomas S. Dugan	None
Dana M. Emery	None
Lucinda I. Johns	None
Michael Kiedel	None
Nils M. Reuter	None
Adam S. Rubinson	None
Philippe Barret Jr.	None
Karim Fakhry	None
Ben Garosi	None
David C. Hoeft	None
Karol Marcin	None
Kathleen G. McCarthy	None
Steven C. Voorhis	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Anthony J. Brekke	1	$56.1	0	$0
James H. Dignan	2	$57.6	1	$0.31
Thomas S. Dugan	2	$57.6	1	$0.31
Dana M. Emery	2	$57.6	1	$0.31
Lucinda I. Johns	3	$71.0	1	$0.31
Michael Kiedel	1	$56.1	0	$0
Nils M. Reuter	1	$56.1	0	$0
Adam S. Rubinson	2	$57.6	1	$0.31
Philippe Barret Jr.	2	$101	1	$3.71
Karim Fakhry	1	$88.1	1	$3.71
Ben Garosi	2	$101	1	$3.71
David C. Hoeft	4	$111	3	$7.83
Karol Marcin	2	$97.8	2	$7.81
Kathleen G. McCarthy	1	$88.1	1	$3.71
Steven C. Voorhis	2	$97.8	2	$7.81

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
Anthony J. Brekke	0	$0
James H. Dignan	0	$0
Thomas S. Dugan	5	$5.41
Dana M. Emery	0	$0
Lucinda I. Johns	0	$0
Michael Kiedel	0	$0
Nils M. Reuter	0	$0
Adam S. Rubinson	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
Philippe Barret Jr.	0	$0
Karim Fakhry	0	$0
Ben Garosi	0	$0
David C. Hoeft	0	$0
Karol Marcin	0	$0
Kathleen G. McCarthy	0	$0
Steven C. Voorhis	0	$0

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Dodge & Cox provides investment management services to institutions, individuals, mutual funds, and other pooled investment vehicles. Potential conflicts of interest may arise in connection with Dodge & Cox’s management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of client trades, investment opportunities, broker selection, and fund investments. Because of their roles at Dodge & Cox, investment committee members, separate account client portfolio managers, and research analysts may be privy to the size, timing and possible market impact of client trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of such client. It is possible that an investment opportunity may be suitable for both Dodge & Cox’s allocated portion of the Catholic Responsible Investments Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund and other accounts managed by investment committee members or a Dodge & Cox proprietary account, but may not be available in sufficient quantities for both the Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by its allocated portion of the Funds and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for client accounts where Dodge & Cox has full discretion, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other client accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox places separate, non-simultaneous transactions which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of participating accounts. Additionally, members of investment committees or their relatives may invest in certain Dodge & Cox managed funds or accounts and a conflict may arise where they may have an incentive to treat the funds or accounts that they invest in preferentially as compared to other accounts.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

Dodge & Cox may invest client accounts in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for a client account any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for its allocated portion of the Funds. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for its allocated portion of the assets of the Funds to which it serves as a Sub-Adviser to the extent permitted by the Dodge & Cox code of ethics. The Dodge & Cox code of ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s code of ethics.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients that have the potential to disadvantage other clients. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict, and applicable laws. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients or groups of clients on less favorable terms than it would have absent the conflict.

Global Alpha

Compensation. Global Alpha’s compensation structure is specifically designed to attract, motivate and retain talented professionals. Of the firm’s six shareholders, five are members of the investment voting committee team and all participate directly in the success of the firm through equity ownership tied to each partner’s individual contribution. As shareholder responsibility and contribution increase over time, ownership also increases.

Ownership positions in Global Alpha are not static; shareholder interests are evaluated annually against individual contributions, with changes made as necessary to align ownership with contribution. Shareholders do not receive bonuses for performance, nor do they receive compensation if ‘their’ stock or sector does well; the emphasis is on the total portfolio.

Equity in the firm is delivered over an extended period of time (typically five to seven years) through an earn-in/out mechanism that ensures shareholders always have a similar long-term commitment as do their clients. The firm offers competitive benefits packages and a flexible, team-oriented work environment, which is intended to create a collegial atmosphere that employees appreciate and reward with their loyalty.

Each non-equity owner has an annual performance review with his or her manager or supervisor. During the performance review, managers will assess the performance of each employee’s primary roles and responsibilities, determine key areas of strength and accomplishment, and areas for growth and development. Overall performance is then evaluated and reflected in an employee’s compensation through an annual performance bonus, which is directly related to performance.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Robert Beauregard	None
David Savignac	None
Qing Ji	None
Serge Depatie	None
Sain Godil	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Robert Beauregard	0	$0	79	$2,493.81
	0	$0	0	$0
David Savignac	0	$0	79	$2,493.81
	0	$0	0	$0
Qing Ji	0	$0	79	$2,493.81
	0	$0	0	$0
Serge Depatie	0	$0	79	$2,493.81
	0	$0	0	$0
Sain Godil	0	$0	79	$2,493.81
	0	$0	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Robert Beauregard	29	$2,484.56
	3*	$450.79
David Savignac	29	$2,484.56
	3*	$450.79
Qing Ji	29	$2,484.56
	3*	$450.79
Serge Depatie	29	$2,484.56
	3*	$450.79
Sain Godil	29	$2,484.56
	3*	$450.79

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Global Alpha portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

●

The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Catholic Responsible Investments International Small-Cap Fund. Global Alpha may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

●

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Global Alpha has adopted procedures for allocating portfolio transactions across multiple accounts.

●

With respect to securities transactions for the Fund, Global Alpha determines which broker to use to execute each order, consistent with the firm’s duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), Global Alpha may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Global Alpha may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

●

The appearance of a conflict of interest may arise if Global Alpha has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Lazard

Compensation. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on a portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. A portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Paul Moghtader	None
Taras Ivanenko	None
Peter Kashanek	None
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None
Alex Lai	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Paul Moghtader	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Taras Ivanenko	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Peter Kashanek	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Ciprian Marin	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Craig Scholl	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Susanne Willumsen	10	$10,687.2	28	$2,541.1
	0	$0	0	$0
Alex Lai	10	$10,687.2	28	$2,541.1
	0	$0	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Paul Moghtader	64	$10,900.8
	10*	$4,273.0
Taras Ivanenko	64	$10,900.8
	10*	$4,273.0
Peter Kashanek	64	$10,900.8
	10*	$4,273.0
Ciprian Marin	64	$10,900.8
	10*	$4,273.0
Craig Scholl	64	$10,900.8
	10*	$4,273.0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Susanne Willumsen	64	$10,900.8
	10*	$4,273.0
Alex Lai	64	$10,900.8
	10*	$4,273.0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Catholic Responsible Investments International Small-Cap Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1.

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5.

Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short selling activities.

7.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Mar Vista

Compensation. Mar Vista’s investment professionals receive a base salary commensurate with their level of experience. Mar Vista’s goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Portfolio managers and research analysts receive compensation consisting of salary, bonus and equity distributions. Mar Vista is majority employee owned and the investment team is therefore rewarded based on annual profit distributions. The investment team is evaluated based on the overall performance of the strategies rather than individual contributions. Mar Vista believes equity ownership by the investment team is a unique and powerful attribute in an investment management firm. Mar Vista believes its current structure eliminates any incentives for an employee to take undue risks.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Silas Myers, CFA	None
Brian Massey, CFA	None
Joshua Honeycutt, CFA	None
Jeffrey Prestine	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Silas Myers, CFA	3	$402.7	4	$258.1
Brian Massey, CFA	3	$402.7	4	$258.1
Joshua Honeycutt, CFA	3	$402.7	4	$258.1
Jeffrey Prestine	3	$402.7	4	$258.1

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Silas Myers, CFA	494	$1,699.3
Brian Massey, CFA	494	$1,699.3
Joshua Honeycutt, CFA	494	$1,699.3
Jeffrey Prestine	494	$1,699.3

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio manager’s management of the Catholic Responsible Investments Multi-Style US Equity Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the portion of the Fund that Mar Vista manages and the investment strategy of the other accounts managed by such portfolio manager. Conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by such portfolio manager may also arise. Mar Vista understands that potential material conflicts of interest exist in “side-by-side” management of similar accounts. As such, Mar Vista has adopted and implemented comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Mar Vista aggregates the same transactions in the same securities for many accounts to seek to enhance execution. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price. Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Mar Vista utilizes a trade rotation in these situations. The allocation is conducted on a pro rata basis within each aggregated group unless the amount of the order filled is such that a pro rata allocation is not appropriate. Mar Vista’s code of ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Principal Global

Compensation. Principal Global offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. Variable compensation takes the form of a profit share plan with funding based on operating earnings of Principal Global Equities. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction.

The largest determinant of the variable compensation component is investment performance relative to specified client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Weightings intentionally place a greater emphasis on three and five year results, reinforcing a longer term orientation. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of Principal Global Equities rather than the broader organization. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pretax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.

Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into PFG restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule. The overall measurement framework and the deferred component are well aligned with Principal Global’s desired focus on clients’ objectives (e.g. co-investment), alignment with Principal Global stakeholders, and talent retention.

In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans and direct personal investments. It should be noted that PFG’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Paul H. Blankenhagen	None
Juliet Cohn	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Paul H. Blankenhagen	3	$632.42	3	$8,517.46
	0	$0	0	$0
Juliet Cohn	3	$632.42	4	$8,560.74
	0	$0	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Paul H. Blankenhagen	11	$1,115.91
	1*	$256.32
Juliet Cohn	11	$1,115.91
	1*	$256.32

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers manage a number of accounts other than the Catholic Responsible Investments International Equity Fund, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocating time and attention to account management, allocation of investment opportunities, knowledge of and timing of fund trades, selection of brokers and dealers, and compensation for the account. Principal Global has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients and client accounts are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties. Investments Principal Global deems appropriate for the Fund’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Fund’s portfolio and other accounts. In such circumstances, Principal Global may determine that orders for the purchase or sale of the same security for the Fund’s portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by Principal Global to be equitable and in the best interests of the Fund’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

RhumbLine

Compensation. RhumbLine has a three prong compensation structure that allows it to attract and retain high quality investment professionals. All RhumbLine employees are paid a competitive salary and employees are eligible to receive a semi-annual performance incentive based upon job performance and the successful growth of the firm’s revenues by asset growth and/or client/account growth. Within the investment group, tracking within client specific guidelines is a component of job performance. RhumbLine reviews the tracking error of each client portfolio over both long and short term periods on a monthly basis.

In addition, key RhumbLine employees may be awarded equity ownership and/or profits interest in the firm. These awards are typically based on the employee’s contribution, years of service and other relevant accomplishments. This equity/profits ownership program not only allows the managing partners to recognize an individual’s contribution, it also broadens and diversifies the ownership, maintains a competitive overall compensation structure and keeps RhumbLine’s focus closely aligned with its clients’ interests.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Alex Ryer, CFA	None
Julie Lind	None
Jeff Kusmierz	None
Antonio Ballestas	None
Andrew Zagarri, CFA	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Billions)
Alex Ryer, CFA	0	$0	1	$0.73
Julie Lind	0	$0	9	$6.05
Jeff Kusmierz	0	$0	5	$5.60
Antonio Ballestas	0	$0	0	$0
Andrew Zagarri, CFA	0	$0	1	$0.18

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
Alex Ryer, CFA	64	$18.05
Julie Lind	83	$25.28
Jeff Kusmierz	93	$13.20
Antonio Ballestas	82	$9.00
Andrew Zagarri, CFA	72	$5.26

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. The RhumbLine portfolio managers may manage multiple accounts for multiple clients. In addition to the Catholic Responsible Investments Equity Index Fund and the Catholic Responsible Investments Small-Cap Fund, these accounts may include separate accounts, pooled investment trusts, and other types of investment funds. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. RhumbLine manages potential conflicts among funds or other accounts through its allocation policy of investment opportunities and trades and internal review processes. RhumbLine processes are designed to ensure that no one client, regardless of type, is favored at the expense of another.

Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. RhumbLine will not purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although RhumbLine manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. RhumbLine may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds.

As a passive index manager, RhumbLine never allocates share amounts. RhumbLine’s trade amounts are always transmitted to brokers at the individual account level and the corresponding fills are confirmed back at the account level. RhumbLine never reallocates share amounts or aggregates trades across accounts. However, under certain circumstances, RhumbLine may request that the broker aggregate the execution price of trades for different client accounts if it determines that aggregation will be in its best interest. For example, if a constituent security is added to or deleted from an index, an aggregate order may be requested. In such cases, the trades are allocated by the executing brokers using an average price so that all accounts are treated fairly.

RhumbLine and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to RhumbLine than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for RhumbLine to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities and trade allocation.

Since RhumbLine endeavors at all times to put the interest of its clients first as part of its fiduciary duty as a registered investment advisor, it takes the following steps to address these conflicts: (1) disclose to clients the existence of material conflicts of interest; (2) manage to each client’s investment objective and other investment parameters; and (3) conduct regular reviews of client accounts to verify that investments are in-line with the client’s investment guidelines and consistent with the client’s investment objective.

SLC Management

Compensation. SLC Management’s portfolio managers are not compensated directly by the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. Each one is, however, compensated by SLC Management by salary, bonus and SLC Management’s profit sharing plan. SLC Management’s compensation to the portfolio managers includes non-cash long-term incentives linked to SLC Management’s performance that, upon vesting, are paid in cash. Each Fund’s performance and asset levels will directly affect SLC Management’s profits (and indirectly the total compensation paid to the portfolio managers).

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Richard Familetti, CFA	None
Michael Donelan, CFA	None
Philip Mendonca	None
Daniel J. Lucey Jr., CFA	None
Matthew Salzillo	None

Name	Dollar Range of Fund Shares[1]
Annette Serrao, CFA	None
Raghava K. Vudata	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Richard Familetti, CFA	2	$828.12	5	$1,230.76
Michael Donelan, CFA	2	$828.12	5	$1,230.76
Philip Mendonca	2	$828.12	5	$1,230.76
Daniel J. Lucey Jr., CFA	2	$828.12	5	$1,230.76
Matthew Salzillo	2	$828.12	5	$1,230.76
Annette Serrao, CFA	2	$828.12	5	$1,230.76
Raghava K. Vudata	2	$828.12	5	$1,230.76

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Richard Familetti, CFA	156	$8,541.20
Michael Donelan, CFA	156	$8,541.20
Philip Mendonca	156	$8,541.20
Daniel J. Lucey Jr., CFA	156	$8,541.20
Matthew Salzillo	156	$8,541.20
Annette Serrao, CFA	156	$8,541.20
Raghava K. Vudata	156	$8,541.20

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of other pooled investment vehicles and other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Catholic

Responsible Investments Opportunistic Bond Fund’s and Catholic Responsible Investments Bond Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as a Fund, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds, or vice versa. However, SLC Management has established policies and procedures designed to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Conflicts From Performance-Based Fees. SLC Management does not usually charge a performance fee to separate account clients but clients may request a performance fee with SLC Management. Any performance fee that SLC Management does charge is only for institutional clients in compliance with the requirements of Rule 205-3 under the Investment Advisers Act of 1940, as amended. To the extent that SLC Management charges a performance fee for a particular client account, SLC Management may be perceived to have an incentive to maximize gains in that account (and, therefore, maximize SLC Management’s performance fee) by making investments for that account that are riskier or more speculative than would be the case in the absence of a performance fee. SLC Management may also be perceived to have an incentive to favor accounts for which it charges a performance fee over other types of client accounts, as by allocating more profitable investments to performance fee accounts or by devoting more resources toward the management of those accounts. SLC Management seeks to mitigate the conflicts which may arise from managing accounts that bear a performance fee by monitoring and enforcing its policies and procedures, including those related to investment allocations.

At any time, one or more of SLC Management’s Sun Life Financial insurance affiliates may invest in separate accounts or private funds or mutual funds managed by SLC Management.

General Trading Conflicts. The members of SLC Management’s board of directors (the “SLC Management Board”) also have responsibilities within the Sun Life Financial group of companies. As a result, the SLC Management Board and investment management personnel each are in a position to regularly exchange investment research and economic analysis with investment personnel who provide services to Sun Life of Canada or other Sun Life Financial affiliates. SLC Management may use this research and analysis in its investment decision-making on behalf of its clients.

Certain employees of Sun Life Financial also have certain responsibilities under service agreements with SLC Management, in particular those relating to trading of commodity interests.

SLC Management gains access to investment research and economic analysis prepared within the Sun Life Financial group and may use this research and analysis in its investment decision-making on behalf of clients.

SLC Management maintains policies and procedures in place for the fair and equitable treatment of client accounts. In addition, subject to satisfying firm policy and applicable laws, officers, directors and employees of SLC Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for SLC Management’s clients, provided, however, that any security transaction for a personal account falls outside of a 7-day blackout period from the last security transaction for a client. SLC Management’s code of ethics is designed to assure that the personal securities transactions, activities and interests of the employees of SLC Management will not interfere with making decisions in the best interest of advisory clients and implementing such decisions. Employee trading is monitored under SLC Management’s code of ethics to prevent conflicts of interest between SLC Management and its clients. SLC Management will disclose to its clients its involvement as principal, investment adviser, or investor, or that of a related person, in any security which it is recommending to such clients. SLC Management does not exercise its discretionary authority over client accounts to invest those accounts in any security in which SLC Management or a related person is involved as a principal, investment adviser, or investor, unless the client has specifically authorized SLC Management to do so in the applicable investment management agreement.

Affiliate Conflicts Disclosure. SLC Management has been providing investment advice to affiliates of Sun Life Financial since 1997. From time to time as authorized by clients, SLC Management selects sub-advisers for portions of the assets it manages for certain of its affiliated institutional clients. SLC Management may select an affiliate to serve as a sub-adviser. SLC Management compensates the sub-advisers to the affiliated institutions out of its management fees. SLC Management periodically reviews each sub-adviser to identify, and address as needed, any potential conflicts of interest. One such conflict is SLC Management’s incentive to select an affiliate of SLC Management as a sub-adviser so that the benefits of the sub-adviser fees stay with Sun Life Financial’s corporate family.

Sun Life Financial also indirectly owns the following investment advisers: (i) 100% of Sun Life Capital Management (Canada) Inc., a Canada-based and registered portfolio manager, investment fund manager and exempt market dealer active in liability driven investing and private asset classes to defined benefit pension plans and other institutional investors in Canada; (ii) the majority of a group of companies collectively and informally known as the “BentallGreenOak group of companies”, which provide full-service registered real estate investment adviser and property management services across North America, and which is constituted of (a) the US registered investment adviser BentallGreenOak (U.S.) Limited Partnership (“BGO US”), which is based in Seattle and counsels clients on direct investments in office, industrial, retail and multi-family residential real estate, (b) BGO Capital (Canada) Inc., a Canadian dealer, adviser and investment fund manager that operates in Canada and provides similar services there, where it is registered as an exempt market dealer and a portfolio manager in the Provinces of Alberta, British Columbia, Manitoba, Ontario, Quebec and Saskatchewan, in addition to managing investment funds in the Provinces of British Columbia, Ontario and Quebec, where it is registered as an investment fund manager, and (c) BGO US Real Estate LP, an investment advisory services firm specializing in investment management for private funds focused on investment in real estate and real estate-related assets; (iii) 51% of Crescent Capital Group LP, a registered investment adviser offering investment advisory services primarily to institutional investors and invests in closed-end and open-end limited partnerships, CLOs, CDOs, and other investment vehicles on behalf of its clients; and (iv) 80% of InfraRed Capital Partners Limited, a global infrastructure and real estate manager that is an exempt reporting adviser with the SEC and is headquartered in London, U.K.

TAL

Compensation. Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, information ratio, ranking versus Morningstar peers, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of TALs’ annual profits and the profits of its affiliate Nuveen Asset Management, LLC (“Nuveen Asset Management). The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to TAL and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. An information ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Stephen M. Liberatore, CFA	None
Jessica Zarzycki, CFA	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Stephen M. Liberatore, CFA	11	$24,386	2	$117
Jessica Zarzycki, CFA	9	$7,062	3	$158

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Stephen M. Liberatore, CFA	12	$1,255
Jessica Zarzycki, CFA	1	$131

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Certain portfolio managers of the Funds also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively, “TIAA Accounts”), which may raise potential conflicts of interest. TAL and its affiliated investment advisers have put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates, including Nuveen, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a TIAA Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TAL will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Funds and TIAA Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TAL, on behalf of the Funds or TIAA Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TAL, on behalf of the Funds or TIAA Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TAL, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by TAL or any of its affiliated investment advisers for TIAA Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a TIAA Account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such security could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling TIAA Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Funds or TIAA Accounts are invested in different parts of an issuer’s capital structure. For example, a Fund (or a TIAA Account) could acquire debt obligations of a company while a TIAA Account (or a Fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TAL (or, in the case of a TIAA Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or TIAA Account) and the equity-holding TIAA Account (or Fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or TIAA Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding TIAA Accounts (or Funds) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a Fund (or a TIAA Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TAL may seek to avoid such conflicts, and, as a result, TAL may choose not to make such investments on behalf of the Funds, which may adversely affect the Funds’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where TIAA Accounts have similar investment mandates as a Fund, TAL or its affiliated investment advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more TIAA Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for a TIAA Account. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of a TIAA Account.

Aggregation and Allocation of Orders. TAL and its affiliated investment advisers may aggregate orders of the Funds and TIAA Accounts, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating TIAA Accounts and Funds, TAL or its affiliated investment advisers may be perceived as causing one Fund or TIAA Account to participate in an aggregated transaction in order to increase TAL’s or its affiliated investment advisers’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TAL to disproportionately allocate securities expected to increase in value to certain TIAA Accounts at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TAL and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Fund and TIAA Account they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TAL’s or its affiliated investment advisers’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Funds and TIAA Accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers a TIAA Account’s or Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating TIAA Account or Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating TIAA Account or Fund receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in a TIAA Account’s or Fund’s benchmark and the portfolio manager is underweight in that security relative to the applicable TIAA Account’s or Fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

TAL’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular TIAA Account or Fund pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Compensation. The compensation paid to TAL for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to TAL for managing certain other clients is based on cost. However, no client currently pays TAL a performance-based fee. Nevertheless, TAL may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which TAL has a proprietary interest or to certain other accounts in which TAL receives a larger asset-based fee.

WCM

Compensation. WCM’s approach to compensation employs a multi-pronged approach that plays an important role in rewarding and retaining key professionals. Compensation arrangements are not determined on the basis of the number of accounts managed or the performance of specific funds or accounts.

For investment (research) professionals, compensation breakdown includes:

●	Base Salaries: all investment professionals receive competitive base salaries reflective of their role and contribution to the investment (research) team.

●

Bonuses: Additional compensation comes in the form of periodic (nominally semi-annual) bonuses. WCM employs a qualitative, discretionary bonus system to incentivize and reward its team members based primarily on their performance in contributing to team results. This springs from WCM’s belief that small, cohesive, collaborative teams provide better results than “star systems” or “armies of analysts.” And while individual performance is not ignored—it simply plays a subordinate role to overall team success. These evaluations are made on a regular basis by the investment (research) team leaders, utilizing a review system that begins with a “return-on-time” assessment for each investment (research) team member and is then supplemented, reviewed, and approved by the firm’s leadership team.

●	Profit-Sharing: WCM does not utilize a cash profit-sharing plan, but WCM does include a profit-sharing component in the employee benefit plan as described below.

●

Employee Benefit Plan: All employees are eligible to participate in a WCM employee savings plan (the “WCM 401(k)”) after six full months of employment. Besides the normal employee pre-tax deferral, the WCM 401(k) has two possible employer components: 1) discretionary employer match, and 2) discretionary employer profit-sharing contribution. Currently, the only employer component being utilized is the profit sharing component, which is determined annually and contributes a substantial amount to each employee’s retirement account. There is no vesting period for employer contributions.

●

Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) ownership. Further, WCM groups its partners into two categories: principal partners (owners of more than 1% of outstanding interest), and regular partners (owners of less than 1% outstanding interest).

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Sanjay Ayer, CFA	None
Paul R. Black	None
Peter J. Hunkel	None
Michael B. Trigg	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Sanjay Ayer, CFA	22	$7,888.62	39	$10,932.06
	0	$0	5*	$807.78
Paul R. Black	18	$7,108.60	32	$9,890.39
	0	$0	4*	$718.43
Peter J. Hunkel	20	$7,559.57	35	$10,337.57
	0	$0	4*	$718.43
Michael B. Trigg	20	$7,559.57	35	$10,337.57
	0	$0	4*	$718.43

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)
Sanjay Ayer, CFA	580	$37,257.60
	8*	$1,378.16
Paul R. Black	574	$36,973.29
	8*	$1,378.16
Peter J. Hunkel	575	$37,051.74
	8*	$1,378.16
Michael B. Trigg	575	$37,051.74
	8*	$1,378.16

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Catholic Responsible Investments International Equity Fund and other accounts managed by the portfolio managers, WCM will proceed in a manner that ensures that the Catholic Responsible Investments International Equity Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with WCM’s trade allocation policy.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of each of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund as set forth in the Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information is as of October 31, 2022.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Funds (the “Wellington Management Portfolio Managers”) includes a base salary and incentive components. The base salary for each Wellington Management Portfolio Manager who is a partner (a “Wellington Management Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other investment professional is determined by the investment professional’s experience and performance in his role as an investment professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an investment professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

Each Wellington Management Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund managed by the Wellington Management Portfolio Manager and generally each other account managed by such Wellington Management Portfolio Manager. Each Wellington Management Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Wellington Management Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Wellington Management Portfolio Managers, including accounts with performance fees. The incentive paid to the Wellington Management Portfolio Manager for the Catholic Responsible Investments Ultra Short Bond Fund and Catholic Responsible Investments Short Duration Bond Fund, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Wellington Management Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Wellington Management Partner is eligible to participate in a Wellington Management Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Manning, Shilling, and Smith are Wellington Management Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Catholic Responsible Investments Multi-Style US Equity Fund	Russell 1000 Growth Index

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most-recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares[1]
Tim Smith	None
Drew Shilling	None
Tim Manning	None
Clark Shields	None

[1]	Valuation date is October 31, 2022.

Other Accounts. As of October 31, 2022, in addition to the Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below:

	Registered Investment Companies		Other Pooled Investment Vehicles
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Tim Smith	11	$10.76	6	$5.20
	0	$0	1*	$0.03
Drew Shilling	5	$12.87	6	$5.74
	2*	$10.99	0	$0
Tim Manning	5	$2.50	7	$2.30
	1*	$1.13	1*	$—**
Clark Shields	0	$0	4	$1.20
	0	$0	0	$0

	Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)
Tim Smith	65	$22.12
	0	$0
Drew Shilling	19	$3.66
	0	$0
Tim Manning	4	$1.39
	0	$0
Clark Shields	3	$1.16
	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**	Assets under management of less than $500,000.

Conflicts of Interest. Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each of the Wellington Management portfolio manager(s) listed in the Prospectus who is/are primarily responsible for the day-to-day management of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund (“Wellington Management Portfolio Managers”), as applicable, generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Wellington Management Portfolio Managers make investment decisions for each account, including the Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Wellington Management Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Funds and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Funds.

The Wellington Management Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Funds, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Wellington Management Portfolio Managers may purchase the same security for the Funds and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Funds’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Manning, Shilling, and Smith also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Wellington Management Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Wellington Management Portfolio Managers. Finally, the Wellington Management Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

DISTRIBUTION

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Funds have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of the average daily net assets of the Funds’ Investor Shares will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser and Sub-Advisers to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Advisers’ adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ investments, including, for example, reports on the Adviser’s or Sub-Advisers’ use of derivatives in managing the Funds, if any, as well as reports on the Funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks. The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued

service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is Catholic Responsible Investments Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Trustee oversees 13 Funds in the “Fund Complex.”

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 2021)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
N. Jeffrey Klauder (Born: 1952)	Trustee[1] (since 2021)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

Independent Trustees
Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II andBishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Joseph T. Grause, Jr. (Born: 1952)	Trustee and Lead Independent Trustee (since 2021)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Betty L. Krikorian (Born: 1943)	Trustee (since 2021)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Robert Mulhall (Born: 1958)	Trustee (since 2021)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Bruce Speca (Born: 1956)	Trustee (since 2021)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund) to 2022.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Monica Walker (Born: 1958)	Trustee (since 2022)

Retired. Private Investor since 2017. Co-Founder (1991-2017), Chairman and Chief Executive Officer (2009 to 2017) and Chief Investment Officer – Equity (2007 to 2017) of Holland Capital Management, LLC (Chicago).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

[1]	Denotes Trustees who are deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, and his knowledge of and experience in the financial services industry.

The Trust has concluded that Mr. Klauder should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 2004, his knowledge of and experience in the financial services industry, and the experience he gained serving as a partner of a large law firm.

The Trust has concluded that Ms. Gaffney should serve as Trustee because of the experience she gained serving as a vice president and portfolio manager for a large asset management company, her experience in and knowledge of the asset management industry, and the experience she has gained serving in board and leadership positions in a variety of nonprofit and civic organizations.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law and her experience in and knowledge of the financial services industry.

The Trust has concluded that Mr. Mulhall should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and his experience serving in a variety of leadership capacities for non-profit organizations.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds and his over 25 years of experience working in a management capacity with mutual fund boards.

The Trust has concluded that Ms. Walker should serve as Trustee because of the experience she gained in a variety of leadership roles with an asset management company that she co-founded, her experience in and knowledge of the financial services industry, and the experience she has gained in various other corporate accounting, finance and investment roles.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

●

Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Mulhall and Speca and Mses. Gaffney, Krikorian and Walker currently serve as members of the Audit Committee. Mr. Mulhall serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

●

Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Messrs. Grause, Mulhall and Speca and Mses. Gaffney, Krikorian and Walker currently serve as members of the Governance Committee. Mr. Speca serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The Trust is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange

Act of 1934, as amended (the “1934 Act”). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Nesher	None	None
Klauder	None	None
Independent Trustees
Gaffney[3]	None	None
Grause	None	None
Krikorian	None	None
Mulhall	None	None
Speca	None	None
Walker[3]	None	None

[1]	Valuation date is December 31, 2022.

[2]	The Funds are the only funds in the family of investment companies.

[3]	Mses. Gaffney and Walker were appointed to the Board on January 25, 2022.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Klauder	$0	N/A	N/A	$0 for service on one (1) board

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Independent Trustees
Gaffney[2]	$39,893	N/A	N/A	$39,893 for service on one (1) board
Grause	$42,031	N/A	N/A	$42,031 for service on one (1) board
Johnson[3]	$39,893	N/A	N/A	$39,893 for service on one (1) board
Krikorian	$39,893	N/A	N/A	$39,893 for service on one (1) board
Mulhall	$42,565	N/A	N/A	$42,565 for service on one (1) board
Speca	$42,031	N/A	N/A	$42,031 for service on one (1) board
Walker[2]	$39,893	N/A	N/A	$39,893 for service on one (1) board

[1]	The Trust is the only investment company in the Fund Complex.

[2]	Mses. Gaffney and Walker were appointed to the Board on January 25, 2022.

[3]	In accordance with the Trust’s retirement policy, Mr. Johnson retired from the Board effective December 31, 2022, after having served on the Board since 2021.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2021)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2021)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2021)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Secretary (since 2021)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
Robert Morrow (Born: 1968)	Vice President (since 2021)	Account Manager, SEI Investments, since 2007.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (from August 2021 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the NYSE is closed for business when the following holidays are observed: New

Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rules 2a-4 and 2a-5 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value by the Adviser in good faith, and subject to the oversight of the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith by the Adviser, subject to Board oversight.

Use of Third-Party Independent Pricing Services. Pursuant to contracts with the Administrator, prices for most securities held by the Funds with readily available market quotations are provided by third-party independent pricing agents. The valuations for these securities are reviewed by the Administrator. In accordance with the Adviser’s Valuation Procedures, the Adviser may also use third-party independent pricing agents (reviewed and approved by the Adviser) to fair value certain securities without readily available market quotations (or where market quotations are unreliable).

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Adviser and implemented through the Adviser’s Valuation Committee. In establishing a fair value for an investment, the Adviser will use valuation methodologies established by the Adviser and may consider inputs and methodologies provided by, among others, third-party independent pricing agents, independent broker dealers and/or the Adviser’s or a Sub-Adviser’s own personnel (including investment personnel).

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Adviser’s Valuation Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. In particular, it does not address investors subject to special rules, such as investors who hold shares through an individual retirement account (“IRA”), 401(k), or other tax-advantaged accounts. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund intends to elect and qualify each year to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that such Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”), and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which each Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the advisers might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

When a dividend or distribution is received shortly after the purchase of shares, it reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges, or Redemptions. Sales, exchanges, or redemptions of a Fund’s shares may be taxable transaction for federal and state income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who holds a Fund’s shares as capital assets will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. To the extent a Fund invests in an Underlying Fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the Underlying Funds that also invest in such complex securities. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of the Funds as RICs at a time when the advisers might not otherwise have chosen to do so.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the Asset Test with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund.

These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the advisers might not otherwise have chosen to do so.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will generally be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

With respect to investments in STRIPS, TRs, LYONs, TIGRs, CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

A Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Section 7704(d) of the Code, and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

Certain Funds intend to invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. A Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes (pursuant to Section 7704(c) of the Code) with respect to such entity’s qualified trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Funds, are not permitted to pass the special character of this income through to their shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund (including a Magnus Fund) as a result of an investment in another RIC (including an Underlying Fund or an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Backup Withholding. A Fund will be required in certain cases to backup withhold, currently at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). ). Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the OTC market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, the Adviser or a Sub-Adviser, as applicable, may execute a combined order when it believes that the advantages of combining orders outweigh the disadvantages over time.

For the fiscal year ended October 31, 2022, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid 2022[1]
Catholic Responsible Investments Magnus 45/55 Fund	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0
Catholic Responsible Investments Ultra Short Bond Fund	$0
Catholic Responsible Investments Short Duration Bond Fund	$451
Catholic Responsible Investments Opportunistic Bond Fund	$91,222
Catholic Responsible Investments Bond Fund	$6,434
Catholic Responsible Investments Equity Index Fund	$108,412
Catholic Responsible Investments Multi-Style US Equity Fund	$72,447
Catholic Responsible Investments International Equity Fund	$802,722
Catholic Responsible Investments Small-Cap Fund	$84,840
Catholic Responsible Investments International Small-Cap Fund	$88,234

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer. To the extent consistent with applicable law, when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act (“Section 28(e)”) permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority (“FINRA”) rules and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Funds or any specific client account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The research services received from a broker-dealer may be complicated by MiFID II, which places restrictions on the receipt of research services by EU authorized investment firms and certain affiliated US asset managers. MiFID II may limit the ability of certain advisers to pay for research using soft dollars in various circumstances.

For the fiscal year ended October 31, 2022, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser or a Sub-Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Catholic Responsible Investments Magnus 45/55 Fund	$0	$0
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$0	$0
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$0	$0
Catholic Responsible Investments Magnus 75/25 Fund	$0	$0
Catholic Responsible Investments Ultra Short Bond Fund	$0	$0
Catholic Responsible Investments Short Duration Bond Fund	$0	$0
Catholic Responsible Investments Opportunistic Bond Fund	$0	$0
Catholic Responsible Investments Bond Fund	$0	$0
Catholic Responsible Investments Equity Index Fund	$0	$0
Catholic Responsible Investments Multi-Style US Equity Fund	$20,383	$74,478,378
Catholic Responsible Investments International Equity Fund	$367,588	$654,845,253

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Catholic Responsible Investments Small-Cap Fund	$0	$0
Catholic Responsible Investments International Small-Cap Fund	$13,968	$44,220,804

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Sub-Advisers for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

During the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Funds did not pay any brokerage commissions on Fund transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds have acquired during their most recent fiscal year. During the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Funds held securities of their “regular brokers and dealers” as follows:

Fund	Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
Catholic Responsible Investments Opportunistic Bond Fund	UBS	Debt	$739

Fund	Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
Catholic Responsible Investments Opportunistic Bond Fund	Societe Generale	Debt	$1,458
Catholic Responsible Investments Opportunistic Bond Fund	Deutsche Bank	Debt	$6,528
Catholic Responsible Investments Opportunistic Bond Fund	Deutsche Bank	Debt	$857
Catholic Responsible Investments Opportunistic Bond Fund	Citigroup Inc	Debt	$12,929
Catholic Responsible Investments Opportunistic Bond Fund	Cantor Fitzgerald	Debt	$1,112
Catholic Responsible Investments Short Duration Bond Fund	JPMorgan Chase & Co	Debt	$4,604
Catholic Responsible Investments Short Duration Bond Fund	Citigroup Inc	Debt	$5,144
Catholic Responsible Investments Short Duration Bond Fund	Barclays PLC	Debt	$1,378
Catholic Responsible Investments Short Duration Bond Fund	Goldman Sachs	Debt	$2,202
Catholic Responsible Investments Bond Fund	Citigroup Inc	Debt	$24,584
Catholic Responsible Investments Bond Fund	Barclays	Debt	$5,423
Catholic Responsible Investments Bond Fund	Morgan Stanley	Debt	$7,865
Catholic Responsible Investments Bond Fund	Bank of America	Debt	$20,715
Catholic Responsible Investments Bond Fund	Goldman Sachs	Debt	$17,539

Fund	Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
Catholic Responsible Investments Multi-Style US Equity Fund	Goldman Sachs	Equity	$4,823
Catholic Responsible Investments Multi-Style US Equity Fund	UBS	Equity	$1,388

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. During the fiscal year ended October 31, 2022, the Funds’ portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates 2022[1]
Catholic Responsible Investments Magnus 45/55 Fund	9%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	5%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	3%
Catholic Responsible Investments Magnus 75/25 Fund	5%
Catholic Responsible Investments Ultra Short Bond Fund	14%
Catholic Responsible Investments Short Duration Bond Fund	95%
Catholic Responsible Investments Opportunistic Bond Fund	179%
Catholic Responsible Investments Bond Fund	86%
Catholic Responsible Investments Equity Index Fund	21%
Catholic Responsible Investments Multi-Style US Equity Fund	33%
Catholic Responsible Investments International Equity Fund	46%
Catholic Responsible Investments Small-Cap Fund	25%
Catholic Responsible Investments International Small-Cap Fund	69%

[1]	Reflects the period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio holdings is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Funds, Adviser, or principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Trust’s Chief Compliance Officer, reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling 866-348-6466. In addition to disclosure required by applicable law, each Fund will post on the internet at www.cbisonline.com/us/catholic-responsible-investing its top ten portfolio holdings within 10 days after the end of each month, and its complete portfolio holdings within 10 days after the end of each calendar quarter. The portfolio holdings information placed on the Funds’ website generally will remain there until such information is included in a filing on Form N-PORT or Form N-CSR as described above. The Funds’ information available on the website is publicly available. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the

Funds’ Adviser, Sub-Advisers, Administrator, Custodian (as defined below), Transfer Agent (as defined below), financial printer, pricing vendors, liquidity analytics vendors, class action reclaim vendors and foreign tax reclaim vendors and other vendors that provide the Adviser or Sub-Advisers with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Funds. The contractual arrangements between the Funds and their service providers impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ material non-public information. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. The Funds will provide material, non-public portfolio holdings information to such entities only pursuant to a contractual confidentiality agreement, or will otherwise provide only non-material, non-public information or public information regarding portfolio holdings to such entities.

Non-public portfolio holdings information may also be disclosed to other Fund service providers, such as the Funds’ Trustees and officers, auditor, counsel and proxy voting agents. While the Funds do not have contractual arrangements with such parties requiring that they keep material non-public portfolio holdings information confidential, the Trust’s Chief Compliance Officer, through authority delegated by the Board, will determine prior to disclosing a Fund’s material non-public holdings information that other conditions of confidentiality adequately safeguard the Fund and its shareholders against improper disclosure of the Fund`s portfolio holdings information by such parties.

The Funds’ policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to other third parties, such as pension plan sponsors or consultants, at differing times and/or with different lag times. Prior to making any disclosure to such a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that to the extent conflicts between the interests of the Funds’ shareholders and those of the Adviser or any affiliated person of the Adviser exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to such third parties. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements. The Funds require such third parties receiving non-public holdings information to enter into a written confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

Each third party that receives non-public portfolio holdings information has a duty not to trade on that confidential information. The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

The Adviser and/or a Sub-Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of a Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of a Fund, an investor in such an account may be able to infer the portfolio holdings of a Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

SUMMARY OF CERTAIN PROVISIONS IN THE TRUST’S GOVERNING DOCUMENTS

Shareholder Derivative Actions. The Trust’s Declaration of Trust provides that to the fullest extent permitted by law, shareholders of the Trust or any Funds may not bring a derivative action to enforce the right of the Trust or an affected Fund or share class, as applicable, unless each of the following conditions is met:

(i)	Each complaining shareholder was a shareholder of the Trust or the affected Fund or share class, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person or entity who was a shareholder at that time;

(ii)	Each complaining shareholder was a shareholder of the Trust or the affected Fund or share class, as applicable, as of the time the demand required by subparagraph (iii) below was made;

(iii)

Prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or share class, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following:

(1)	a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made;

(2)

a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or share class, as applicable, and an explanation of why the complaining shareholders believe that to be the case;

(3)	a certification that the requirements of sub-paragraphs (i) and (ii) above have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and

(4)	a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or share class, as applicable, as of the commencement of the derivative action; and

(iv)

A copy of the derivative complaint must be served on the Trust, assuming the requirements of sub-paragraphs (i)-(iv) above have already been met and the derivative action has not been barred by a determination by the Board and a majority of those Trustees who are not deemed to be interested persons of the Trust (see below).

In addition, demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be interested persons of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be interested persons of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or share class, as applicable. Trustees that are not deemed to be interested persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action.

If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the Board of Trustees, a decision has not been communicated to the complaining shareholder(s) within the time permitted by the next paragraph, and sub-paragraphs (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust’s Declaration of Trust or the By-Laws from commencing a derivative action.

If the demand for derivative action has been considered by the Board of Trustees, and a majority of those Trustees who are not deemed to be interested persons of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or Class, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board of Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached under this paragraph in writing within five business days of such decision having been reached.

The Declaration of Trust further provides that a shareholder of a particular Fund or share class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Fund or share class of the Trust. In addition, under no circumstances shall any derivative action be authorized or permitted unless shareholders owning shares representing at least 10% of the voting power of the Trust or the affected Fund, as applicable, join in bringing of such derivative action; provided, however, that the 10% requirement shall not apply to claims made under federal securities laws.

Exclusive Jurisdiction in Delaware and Waiver of Right to Trial by Jury. Each Trustee, each officer, each shareholder and each person beneficially owning an interest in a share of the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust, the Delaware Statutory Trust Act, the Trust’s Declaration of Trust or the By-Laws or asserting a claim governed by the internal affairs (or similar) doctrine (regardless of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction; provided, however, that this provision shall not apply to claims made under federal securities laws, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding; provided, however, that this provision shall not apply to claims made under federal securities laws, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper, (iv) expressly waives any requirement for the posting of a bond by a party bringing such claim, suit, action or proceeding, (v) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (v) hereof shall affect or limit any right to serve process in any other manner permitted by law, and (vi) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. Any person or entity purchasing or otherwise acquiring any shares of a Fund is deemed to have notice of and consented to the provisions of this provision.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be obtained (1) without charge, upon request, by calling 866-348-6466 and (2) on the SEC’s website at https://www.sec.gov.

VOTING

Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

Where the Prospectus or SAI state that an investment limitation or fundamental policy of a Fund may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 7, 2023, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940

Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Catholic Responsible Investments Magnus 45/55 Fund
Name and Address	Class of Shares	% of Class
FRANCISCAN POOR CLARE NUNS MN RETIREMENT FUND 1001 14TH ST NW SUITE 200 ROCHESTER, MN 55901-2590	Investor Shares	14.84%
SERVANTS OF THE BLESSED SACRAMENT INVESTED FUNDS 101 SILVER ST WATERVILLE, ME 04901-5990	Investor Shares	12.10%
MARIAN COMMUNITY OF RECONCILIATION MCR INVESTMENT FUND 2715 MARLBOROUGH DR SAN ANTONIO, TX 78230	Investor Shares	9.93%
CATHOLIC CHARITIES OF CALIFORNIA INC INVESTED FUNDS 1107 9TH ST SUITE 707 SACRAMENTO, CA 95814-3612	Investor Shares	7.05%
SISTERS OF SOCIAL SERVICE OF BUFFALO INC SUPPORT TRUST FUND 296 SUMMIT AVE BUFFALO, NY 14214	Investor Shares	6.43%
FRANCISCAN MONASTERY OF SAINT CLARE LONG TERM OPERATING FUND 1271 LANGHORNE NEWTOWN RD LANGHORNE, PA 19047-1297	Investor Shares	6.26%
ASSUMPTION ABBEY DISCRETIONARY FUND RT 5 BOX 1056 AVA, MO 65608	Investor Shares	5.39%
SISTERS OF SAINT FRANCIS MOUNT ALVERNO GENERAL FUND ONE 713 E PARK AVE UNIT 114 SANTA MARIA, CA 93454	Institutional Shares	41.80%
DOMINICAN SISTERS OF OAKFORD REGIONAL ACCOUNT 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	14.03%

Catholic Responsible Investments Magnus 45/55 Fund
Name and Address	Class of Shares	% of Class
SISTERS OF THE GOOD SHEPHERD OPERATING FUND 620 ROSWELL RD NW PO BOX 340 CARROLLTON, OH 44615-0340	Institutional Shares	6.39%
DOMINICAN SISTERS OF OAKFORD GLORIA M BAUER FUND 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	6.38%
DIOCESE OF SAN BERNARDINO CEMETERY CORPORATION DSB CEMETERY CORPORATION 1201 E HIGHLAND AVE SAN BERNARDINO, CA 92404-4607	Institutional Shares	5.53%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Name and Address	Class of Shares	% of Class
CONFERENCE OF MAJOR SUPERIORS OF MEN GENERAL FUND 7300 HANOVER DR STE 304 GREENBELT, MD 20770-2249	Investor Shares	8.39%
THE BROTHERS OF ST JOHN OF GOD INC INVESTED FUNDS 2425 S WESTERN AVE LOS ANGELES, CA 90018-2608	Investor Shares	8.36%
SISTERS OF THE RESURRECTION NORWOOD FUND 7260 WEST PETERSON AVE STE E215 CHICAGO, IL 60631-3787	Investor Shares	8.12%
SISTERS SACRED HEARTS PACIFIC PROVINCE AYMER FUND 1120 5TH AVE HONOLULU, HI 96816	Investor Shares	5.55%
SISTERS OF SAINT DOMINIC SUPPORT CHARITABLE TRUST 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	13.64%
SISTERS OF SAINT DOMINIC LONG TERM SSD 1520 GRAND AVE SAN RAFAEL, CA 94901-2236	Institutional Shares	9.63%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Name and Address	Class of Shares	% of Class
DOMINICAN SISTERS OF OAKFORD RETIREMENT FUND 22320 FOOTHILL BLVD SUITE 322 HAYWARD, CA 94541-2719	Institutional Shares	6.69%
SISTERS OF SAINT DOMINIC OF TACOMA RESERVE ACCOUNT 1801 LIND AVE SW M1 C RENTON, WA 98057-9016	Institutional Shares	6.37%
DIOCESE OF COLORADO SPRINGS LAY EMPLOYEES PENSION PLAN 228 N CASCADE AVE COLORADO SPRINGS, CO 80903	Institutional Shares	6.23%
DIOCESAN INVESTMENT AND LOAN TRUST 40 N MAIN AVE ALBANY, NY 12203-1481	Institutional Shares	5.87%
DIOCESE OF COLORADO SPRINGS LONG TERM OPERATING RESERVE FUND 228 N CASCADE AVE COLORADO SPRINGS, CO 80903	Institutional Shares	5.70%
LEADERSHIP CONFERENCE OF WOMEN RELIGIOUS USA INVESTED FUNDS 8737 COLESVILLE RD SUITE 610 SILVER SPRING, MD 20910	Institutional Shares	5.13%

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Name and Address	Class of Shares	% of Class
SISTERS OF SAINT JOSEPH OF ORANGE SISTERS SAINT JOSEPH COMMUNITY SUPPORT FUND 440 S BATAVIA ST ORANGE, CA 92868-3998	Institutional Shares	19.35%
SISTERS OF THE PRESENTATION HENNESSY CHARITABLE TRUST 2360 CARTER RD DUBUQUE, IA 52001	Institutional Shares	9.68%
PONTIFICAL INSTITUTE OF THE RELIGIOUS TEACHERS FILIPPINI FREYTAG WALSH COLLEGE FUND 455 WESTERN AVE MORRISTOWN, NJ 07960	Institutional Shares	6.97%

SISTERS OF SAINT JOSEPH HEALTHCARE FOUNDATION INVESTED FUNDS ST JOSEPH HEALTH SYSTEM 440 S BATAVIA ST ORANGE, CA 92868	Institutional Shares	6.05%

Catholic Responsible Investments Magnus 75/25 Fund
Name and Address	Class of Shares	% of Class
ST JOHN PARISH FOUNDATION INC INVESTED FUNDS 201 NORTH PIERCE ST DELPHOS, OH 45833-1788	Investor Shares	29.76%
RESURRECTION COLLEGE PREP HIGH SCHOOL FINANCIAL AID RESERVE FUND 7500 W TALCOTT AVE CHICAGO, IL 60631	Investor Shares	18.89%
NOTRE DAME ACADEMY OF STATEN ISLAND LOAN REPAYMENT ACCOUNT 74 134 HOWARD AVE STATEN ISLAND, NY 10301-4405	Investor Shares	5.92%
NOTRE DAME ACADEMY OF STATEN ISLAND OPERATING FUND 2021 74 134 HOWARD AVE STATEN ISLAND, NY 10301-4405	Investor Shares	5.31%
SAINT JOHN BAPTIST DE LA SALLE NEW YORK INVESTED FUNDS 444A ROUTE 35 S EATONTOWN, NJ 07724-2200	Institutional Shares	10.66%
LASALLE PASTORAL FOUNDATION LA SALLE HOSPICIO C/O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	10.07%
LASALLE PASTORAL FOUNDATION JUBILACION C/O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	8.78%
LASALLE PASTORAL FOUNDATION BEATO JAMES MILLER C/O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	7.40%

Catholic Responsible Investments Magnus 75/25 Fund
Name and Address	Class of Shares	% of Class
LASALLE PASTORAL FOUNDATION LA SALLE CAP C/O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-3002	Institutional Shares	6.45%
CHRISTIAN BROTHERS OF THE MIDWEST INC MIDWEST DISTRICT FUND 7650 S COUNTY LINE RD BURR RIDGE, IL 60527-7959	Institutional Shares	5.29%
LASALLIAN EDUCATIONAL RESEARCH INITIATIVES VISION FUND 702 TERRACE HTS WINONA, MN 55987-1320	Institutional Shares	5.14%

Catholic Responsible Investments Ultra Short Bond Fund
Name and Address	% of Fund
SISTERS SAINT FRANCIS IMMACULATE CONCEPTION CCS FUND 2408 W HEADING AVE WEST PEORIA, IL 61604	17.85%
THE CATHOLIC DIOCESE OF SAVANNAH CPC DEPOSITS AND LOANS 2170 EAST VICTORY DR SAVANNAH, GA 31404-3918	7.17%
DIOCESE OF SACRAMENTO SELF INSURANCE FUND 2110 BROADWAY SACRAMENTO, CA 95818	5.71%
BENEDICTINE CONVENT OF THE SACRED HEART TRUST TRUST FIXED 1005 W 8TH ST YANKTON, SD 57078-3389	5.13%

Catholic Responsible Investments Short Duration Bond Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	24.45%

Catholic Responsible Investments Short Duration Bond Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	9.51%
CARMELITE SISTERS A AND I CONT CARE CONTINUING CARE TRUST 600 WOODS RD GERMANTOWN, NY 12526-5644	7.45%

Catholic Responsible Investments Opportunistic Bond Fund
Name and Address	Class of Shares	% of Class
JESUIT REFUGEE SERVICE USA 1627 K STREET NW SUITE 1100 WASHINGTON, DC 20006	Investor Shares	10.73%
SISTERS OF ST FRANCIS OF TIFFIN OH GENERAL FUND 200 ST FRANCIS AVE TIFFIN, OH 44883	Investor Shares	6.78%
NEW MELLERAY ABBEY INVESTED FUNDS 6632 MELLERAY CIR PEOSTA, IA 52068	Investor Shares	6.34%
ABBEY OF GETHSEMANI INC PORTFOLIO ACCOUNT 3642 MONKS RD TRAPPIST, KY 40051	Investor Shares	5.85%
CATHOLIC FOUNDATION FOR THE DIOCESE OF DAVENPORT 780 WEST CENTRAL PARK DAVENPORT, IA 52804	Investor Shares	5.63%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	22.31%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	8.63%

Catholic Responsible Investments Opportunistic Bond Fund
Name and Address	Class of Shares	% of Class
CARMELITE SISTERS A AND I CONT CARE CONTINUING CARE TRUST 600 WOODS RD GERMANTOWN, NY 12526-5644	Institutional Shares	6.77%
DIOCESE OF LAFAYETTE COOPERATIVE DEPOSIT AND LOAN PROGRAM 1408 CARMEL DR LAFAYETTE, LA 70501	Institutional Shares	6.57%

Catholic Responsible Investments Bond Fund
Name and Address	Class of Shares	% of Class
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	11.98%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	8.72%

Catholic Responsible Investments Equity Index Fund
Name and Address	% of Fund
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	11.67%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.61%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	5.13%

Catholic Responsible Investments Multi-Style US Equity Fund
Name and Address	Class of Shares	% of Class
LASALLE PASTORAL FOUNDATION FSC MEXICO NORTE C/O LOCKE LORD LLP 111 S WACKER DR CHICAGO, IL 60606-4302	Investor Shares	6.87%
LOVERS OF THE HOLY CROSS SISTERS GENERAL SAVINGS 14700 S VAN NESS AVE GARDENA, CA 90249-3700	Investor Shares	6.25%
NEW MELLERAY ABBEY INVESTED FUNDS 6632 MELLERAY CIR PEOSTA, IA 52068	Investor Shares	5.53%
REDEMPTORIST SOCIETY OF CALIFORNIA CEBU PROVINCE PHILIPPINES 1633 NORTH CLEVELAND AVE CHICAGO, IL 60614-5685	Investor Shares	5.13%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	38.42%
DIOCESE OF LAFAYETTE COOPERATIVE DEPOSIT AND LOAN PROGRAM 1408 CARMEL DR LAFAYETTE, LA 70501	Institutional Shares	5.95%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 75/25 FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	5.12%

Catholic Responsible Investments International Equity Fund
Name and Address	Class of Shares	% of Class
CATHOLIC COMMUNITY FOUNDATION CUST THE DIOCESE OF BELLEVILLE CATHOLIC COMMUNITY FOUNDATION 222 SOUTH THIRD ST BELLEVILLE, IL 62220-1985	Investor Shares	6.98%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	Institutional Shares	13.98%

Catholic Responsible Investments International Equity Fund
Name and Address	Class of Shares	% of Class
FRANCISCAN ALLIANCE INC RETIREMENT TRUST PO BOX 1290 MISHAWAKA, IN 46546-1290	Institutional Shares	10.40%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	Institutional Shares	10.10%
UNITED STATES CONFERENCE OF CATHOLIC BISHOPS UNITED STATES CATHOLIC CONFERENCE 3211 4TH ST NE WASHINGTON, DC 20017	Institutional Shares	5.47%

Catholic Responsible Investments Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	13.09%
CAPINCO C/O US BANK NA 1555 N RIVER CENTER DR SUITE 302 MILWAUKEE, WI 53212	6.70%

Catholic Responsible Investments International Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 ALPHA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	40.46%
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 60/40 BETA PLUS FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	15.02%

Catholic Responsible Investments International Small-Cap Fund
Name and Address	% of Fund
BROWN BROTHERS HARRIMAN & CO CUST CRI MAGNUS 75/25 FUND REINVEST 140 BROADWAY NEW YORK, NY 10005	11.30%
DIOCESE OF LAFAYETTE COOPERATIVE DEPOSIT AND LOAN PROGRAM 1408 CARMEL DR LAFAYETTE, LA 70501	6.09%

TRANSFER AGENT

Atlantic Shareholder Services, LLC (the “Transfer Agent”), located at Three Canal Plaza, Ground Floor, Portland, Maine 04101, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), located at 40 Water Street, Boston, Massachusetts 02109, acts as wire agent and custodian for the assets of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, located at 1835 Market Street, Philadelphia, PA 19103, serves as the Trust’s independent registered public accounting firm. The Funds’ financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

SECURITIES LENDING

Brown Brothers Harriman & Co. serves as the Funds’ securities lending agent (the “Securities Lending Agent”). The services provided to the Funds by the Securities Lending Agent include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

The following table provides the income earned, and fees and/or compensation paid, by the Funds in connection with securities lending activities during the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022.

	Catholic Responsible Investments Equity Index Fund	Catholic Responsible Investments Small-Cap Fund	Catholic Responsible Investments Multi-Style US Equity Fund	Catholic Responsible Investments International Equity Fund	Catholic Responsible Investments International Small-Cap Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$30,203.45	$44,656.66	$7,965.12	$230,720.78	$7,539.96
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$2,966.61	$4,578.51	$411.68	$39,101.04	$1,249.52
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	None	None	None	None	None
Administrative fees not included in the revenue split	None	None	None	None	None
Indemnification fees not included in the revenue split	None	None	None	None	None
Rebates (paid to borrowers)	$15,370.77	$21,761.00	$5,908.19	$35,214.87	$1,291.81
Other fees not included in the revenue split	None	None	None	None	None

	Catholic Responsible Investments Equity Index Fund	Catholic Responsible Investments Small-Cap Fund	Catholic Responsible Investments Multi-Style US Equity Fund	Catholic Responsible Investments International Equity Fund	Catholic Responsible Investments International Small-Cap Fund
Aggregate fees and/or compensation for securities lending activities	$18,337.38	$26,339.51	$6,319.87	$74,315 .91	$2,541.33
Net income from securities lending activities	$11,866.07	$18,317.15	$1,645.25	$156,404.87	$4,998.63

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used to rate bond anticipation notes with maturities of up to five years.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings with liquidity support use as an input the short-term counterparty risk assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity.

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B — Proxy Voting Policies and Procedures

The following information is a summary of the proxy voting guidelines for the Adviser.

B-1

Christian Brothers Investment Services

Proxy Voting Guidelines

Revised August 2015

CBIS Proxy Voting Guidelines

Revised August 2015

Table of Contents

1. Introduction	1
2. Auditors & Financial Analysis	4
3. Board of Directors	6
3.1. Independent Membership	6
3.2. Approval of Nominees	7
3.2.1. Full Board	7
3.2.2. Individual Directors	8
3.3. Chairperson	9
3.4. Classification	9
3.5. Board Committees	9
3.6. Cumulative Voting and Shareholder Democracy	11
3.7. Indemnification and Liability Protection	12
3.8. Stock Ownership	12
3.9. Proxy Contests	13
4. Contributions	15
4.1. Political	15
4.2. Charitable	16
5. Employment & Compensation	17
5.1 General Principles	17

Table of Contents	i

5.1.1. Workforce	18
5.1.2. Executive Compensation	19
5.1.2.1. General Principles	19
5.1.2.2. Pay Proposals	20
5.1.2.3. Stock Option Plans	22
5.1.2.3.1. General Principles	22
5.1.2.3.2. Option Proposals	24
6. Environment	27
6.1. General Principles	27
6.2. Climate Change	28
6.3. Genetically Modified Organisms	29
6.4. Environmental Justice	30
6.5. Reporting and Codes of Conduct	30
6.6. Miscellaneous Environmental Initiatives	31
7. Equality & Diversity	33
7.1. General Principles	33
7.2. Board of Directors	34
7.3. Workforce (Domestic and Global)	35
7.4. Communities (Local, International, Indigenous)	36
8. Global Finance	37
8.1. General Principles	37
8.2. Proposals	38
9. Health	39
9.1. General Principles	39
9.2. Access to Health Care	40
9.3. PVC in Medical Devices	41
9.4. Alcohol / Gambling / Tobacco	41
9.4.1. Alcohol	43
9.4.2. Gambling	43
9.4.3. Tobacco	43
9.4.3.1. Suppliers	43
9.4.3.2. Tobacco Access to Minors / Tobacco Advertising	44

ii	CBIS Proxy Voting Guidelines

10. Human Rights	45
10.1. General Principles	45
10.2. Vendor Standards	47
10.3. Global Standards	49
10.4. Nations and Communities	49
11. Life Ethics	51
12. Ownership Rights & Corporate Defenses	52
12.1. Confidential Voting	52
12.2. Stock-Related Proposals	52
12.2.1. Issuance of Stock / Increasing Shares	52
12.2.2. Preferred Rights	53
12.3. Corporate Restructuring	54
12.4. Reincorporating	55
12.5. Corporate Takeover Defenses	56
12.5.1. Golden Parachutes	56
12.5.2. Poison Pills	57
12.6. Supermajority Vote	58
12.7. Special Meetings / Action by Written Consent	59
13. Peace	60

Table of Contents	iii

1. Introduction

CBIS votes the proxy ballots of domestic and international holdings on behalf of our participants.

Any CBIS client with an individually managed portfolio, or the trustees of any equity or balanced fund under CBIS advisement, may designate proxy- voting authority to CBIS. Certain organizations may also contract with CBIS to vote proxies for portfolios managed by other investment managers.

CBIS generally votes participant proxies according to the guidelines set forth in this document. This document is intended only as a general guide, however, as it is not possible to anticipate each and every resolution (sponsored either by management or shareholders) on which we may be asked to vote. From time to time, CBIS may also cast company-specific votes that are not, in our judgement, consistent with these guidelines in the event that company-specific information indicates that doing so is in the best interest of our participants or clients. Furthermore, CBIS reserves the right to exercise its reasonable judgement when casting votes on similar items at different companies.

In determining how to cast a vote on an issue not covered in the guidelines, CBIS looks to the principles underlying the guidelines, based upon Catholic ethical and social teaching, as well as to the values and priorities of our participants, as we understand them, and the potential financial impact if the proposal is implemented.

1. Introduction	1

All CBIS voting decisions are intended to meet our fiduciary obligations to our participants, which include support for high standards of corporate governance and social and environmental responsibility. We foresee no conflicts of interest that would hinder the application of this principle. If a conflict does arise, we will seek to eliminate the conflict if it is feasible to do so and, in any event, we will resolve any such conflict in the best interests of our participants.

CBIS may not be able to vote proxies for companies in an account’s securities lending program.

These guidelines may also reflect differences between how CBIS votes proxies for a U.S. company versus an international company. In voting shares of international companies, CBIS must follow the rules of the governing authority in each individual country. In some markets, these rules can be complicated and onerous. At the current time, CBIS cannot guarantee our ability to vote shares in countries that engage in the following activities:

■	Block trading in company shares during the period between when a vote is due and the date of the company’s annual shareholders’ meeting;

■	Requiring the payment of fees for voting proxies that CBIS deems excessive.

CBIS may use third-party vendors to obtain information and analysis on general issues and specific ballot items, or to perform certain administrative tasks necessary to implement our voting duties. CBIS’ Catholic Responsible Investing Department is responsible for all voting decisions and for casting all votes.

2	CBIS Proxy Voting Guidelines

CBIS’ proxy voting record is available at www.cbisonline.com. Participants may obtain hard-copy voting records for their specific accounts by contacting CBIS directly. Participant reports will comply with all SEC regulations regarding disclosure.

1. Introduction	3

2. Auditors & Financial Analysis

Auditors are charged with ensuring that financial statements accurately reflect the company’s financial position. To ensure that investors feel confident that the audit is truly independent of management influence, auditors must be free of conflicts. For this reason, we will not support auditors contracting to provide services beyond the audit and other audit-related work. (Examples of “other audit-related work” might include the preparation of certain financial reports other than those required by the SEC.)

■	We oppose auditors who receive fees from the company other than for audit or audit-related work.

■	We support resolutions asking companies to separate the audit and consulting functions.

■	We oppose substituting internal auditors for independent third- party auditors. In some markets, especially Japan, this is a common practice.

■	We support internal auditor proposals, as long as the arrangement does not come at the expense of independent review of financial statements. In some markets that require independent auditors, internal auditors are also subject to shareholder approval.

4	CBIS Proxy Voting Guidelines

■	We support resolutions asking for greater integrity in financial analysis. For example, we support resolutions asking investment banking to be separated from research functions. We are concerned about conflicts of interest that may inhibit the provision of truly objective research analysis.

■	We support proposals to rotate auditors, unless the terms would place undue burden on the company.

2. Auditors & Financial Analysis	5

3. Board of Directors

3.1. INDEPENDENT MEMBERSHIP

The Board is responsible for representing the interests of shareowners and for monitoring the company’s relationships with other stakeholders as well. While CBIS prefers that the Board be totally independent of management influence and control, our minimum expectation is that a majority of Directors be independent members.

While the Chief Executive Officer ordinarily has tremendous influence over the nominating process, we believe the interests of shareholders and stakeholders are best represented when the Board nominating process is independent of the CEO.

CBIS considers Board members and nominees independent if they meet the following criteria:

i.	Not an employee or former employee (within five years) of the company, its parent or affiliate firm, a firm acquired by the company, or majority-owned subsidiary;

ii.	Not a member of an entity that serves as a paid consultant, advisor, or professional services provider;

6	CBIS Proxy Voting Guidelines

iii.	Not employed by a significant customer or supplier of the company;

iv.	Not a party to personal service contracts with the company or any of its affiliates;

v.	Not part of an interlock in which an executive of the company serves on the board of another corporation that employs the member; and

vi.	Not involved in personal, financial, or professional relationships with any executive officers of the company that would interfere with the exercise of independent judgment.

■	We support resolutions asking that the majority of Directors be independent.

■	We support resolutions asking that all Directors be independent.

3.2. APPROVAL OF NOMINEES

Shareholders of companies have the responsibility to ensure that members of the Board of Directors charged with representing their interests are qualified and committed to the long-term interests of all shareholders.

CBIS does not consider the election of Directors to be a routine matter. We believe it is one of the most important responsibilities owners have.

3.2.1. Full Board

■	We withhold approval of all nominees if the company has not demonstrated a willingness to include women and persons of color. (Also see Equality & Diversity, page 33.)

■	We withhold approval of all nominees when the Board does not include a majority of independent Directors.

■	We may withhold approval from all nominees when the Board failed to act on shareholder resolutions that passed in the previous year.

■	For international companies, we withhold approval of nominees if information on each nominee is not provided in either the proxy materials or the annual report — a common practice in many countries.

3. Board of Directors	7

■	In international markets where directors are elected as a bundle, CBIS will vote against the slate of directors unless we can support all of the directors individually.

■	We withhold approval of all nominees if we cannot determine from company disclosures whether the nominees meet our diversity criteria.

■	In countries where a two-tiered board structure exists, CBIS will evaluate the supervisory board (or equivalent) under all director voting policies. Management Boards will be evaluated under our diversity guidelines only.

■	In markets where representatives of employees or unions sit on boards of directors, we treat them as insiders. We oppose resolutions to add union representatives to boards of directors.

3.2.2. Individual Directors

■	We withhold votes for nominees who attend less than 75% of Board and assigned committee meetings each year.

■	We withhold votes for nominees whose board memberships are so numerous that it is difficult for them to give the company the level of attention that it needs.

■	We withhold votes for nominees who serve on key committees, or on Boards that lack key committees, but do not meet our criteria for independence. The key committees are the nominating, compensation, and audit committees.

■	In markets where it is allowed, we oppose the appointment of non- board members to key committees.

8	CBIS Proxy Voting Guidelines

3.3. CHAIRPERSON

The Board of Directors is responsible for representing the interests of its shareholders, and overseeing and evaluating the work of management. There is a potential conflict in the Board’s ability to fulfill the latter responsibility when the Chairperson is a member of management.

Optimally, CBIS prefers that the Chairperson be an independent Director.

■	We support resolutions that seek to separate the positions of Chair of the Board and Chief Executive Officer.

■	We support resolutions that ask for the Chair to be an independent member of the Board.

3.4. CLASSIFICATION

Staggered (or classified) boards have members who are elected to terms of multiple years. Staggered terms have the potential to slow down rival attempts to wage a proxy fight to elect new Directors. They also remove the annual accountability for actions taken.

There is also evidence that adoption of a classified Board tends to depress stock price, because the market views it as an antitakeover measure.

■	We support resolutions to remove classified Boards and oppose resolutions to install them.

■	We support resolutions asking that all Board members be elected annually.

3.5. BOARD COMMITTEES

Directors are charged with selecting and monitoring the corporation’s management team. The Board must be structured to encourage the nomination of individuals who are free of ties to the incumbent management.

3. Board of Directors	9

In addition, Directors are also charged with monitoring the use of corporate assets, which includes setting reasonable and fair compensation for the company’s top management. The best way to achieve these goals is to require that the nominating and compensation committees be composed of independent Directors.

CBIS prefers that essential Board committees be staffed by independent Directors and that the Chairpersons of those committees be independent Directors, and we require that the nominating and compensation committees include only independent Directors.

■	We support resolutions requiring that the compensation and/or nominating committee be composed entirely of independent Board members.

■	We support resolutions asking that the majority of members on each Board committee be independent members.

■	We support resolutions requiring that all Board committees have an independent member as Chair.

Some resolutions request a Board to establish a new committee focused on a particular issue, such as sustainability, or to nominate a Board candidate with expertise on a particular issue. We support Corporate Boards possessing a range of skills necessary to effectively oversee the company in the best interest of shareholders and stakeholders. However, we believe that Boards should be able to determine how best to access those skills and have flexibility in how they organize their work, and that shareholders should hold the Board accountable for its performance through the election of Directors.

■	We oppose resolutions requesting the establishment of a Board committee to oversee particular issues such as sustainability, the environment, or human rights.

■	We oppose resolutions requesting that a Board candidate with particular expertise be nominated.

10	CBIS Proxy Voting Guidelines

3.6. CUMULATIVE VOTING AND SHAREHOLDER DEMOCRACY

Some advocates of shareholder democracy have argued that shareholders should have greater means of impacting the results of board elections.

While CBIS supports both the idea of greater shareholder democracy and the ongoing efforts to explore ways of improving it, some of the proffered solutions are not in line with our principles.

Cumulative voting allows shareholders to cast all of their Board votes for one candidate, which improves small shareholders’ chances of naming representatives to a Board. However, while we support the right of small shareholders to fully participate in the Director election process, we also support the basic tenet of democratic representation: one person, one vote. We therefore oppose cumulative voting.

Some proposals ask for greater shareholder participation in the selection of Director nominees. Generally, we believe the Board itself, and its nominating committee, as shareholder representatives, are in the best position to select qualified and independent nominees who will meet the needs of the company. We expect nominating committees to fulfill this responsibility in a manner consistent with shareholder interests. However, we also believe that shareholders should be allowed to nominate Director candidates, balancing their ability to do so with the broad interests of all shareholders.

■	We support resolutions asking for the dissolution of cumulative voting.

■	We oppose resolutions asking for the institution of cumulative voting.

■	We oppose resolutions asking for two nominees for every Board seat.

■	We support proposals asking companies to require directors to be elected by majority vote.

■	We support on a case-by-case basis resolutions that give shareholders the ability to nominate Director candidates (proxy access). When considering a resolution, we would evaluate ownership requirements including the percentage and duration of outstanding shares held, as well as limitations on the number of shareholder nominees that could be elected.

3. Board of Directors	11

■	We support proposals, on a case-by-case basis, asking the company to take steps to make it easier for shareholders to communicate directly with the board.

3.7. INDEMNIFICATION AND LIABILITY PROTECTION

The increased number of lawsuits against corporations and their Directors has led to increased indemnification insurance costs. Many states have passed or are considering legislation to limit the liability of corporate Directors.

While Directors must be held accountable for their decisions, especially if they involve fraud or others types of malfeasance, they also need to be shielded from liability for decisions made in good faith.

■	We support resolutions that seek to limit Director liability consistent with applicable state law, where it is clear that the state has jurisdiction over such matters.

■	We support resolutions that seek to limit Director liability in all cases except those involving fraud or other illegal acts.

■	We oppose resolutions seeking to indemnify Directors against all acts.

3.8. STOCK OWNERSHIP

To adequately reflect the interests of owners, CBIS believes that Directors need to be owners. While we do not wish to establish a requirement that Directors purchase stock, since that may limit the ability of qualified Directors of modest financial means from serving, we prefer that the majority of Directors’ compensation be stock-based. We encourage stock-based formulations as substitutions for cash compensation for outside Directors.

We vote on a case-by-case basis on resolutions requiring that Directors’ total compensation be stock-based.

12	CBIS Proxy Voting Guidelines

■	We support resolutions requiring that part of Directors’ compensation be in the form of stock or stock options.

■	We oppose resolutions establishing a requirement that Directors be required to purchase stock in the company.

■	We oppose excessive awards of stock or stock options to Directors.

3.9. PROXY CONTESTS

Proxy contests take place when dissident shareholders submit a ballot to compete with that of management, usually calling for a restructuring of the company, or seeking board control. Proxy fights typically result from dissident dissatisfaction with company performance or from a perception that management is unresponsive to shareholders. In most cases, the key dispute involves the company’s slate of nominees to the Board of Directors.

In a proxy contest, shareholders receive two ballots, one offered by management, one by dissident shareholders. Each shareholder votes one of the ballots, indicating support for one side in the dispute.

Proxy contests are extremely complicated matters, and CBIS makes extensive use of outside analysts in determining how to vote. In general, CBIS supports initiatives that will improve the overall corporate governance of a company, and opposes changes that do not take into account the impact on a variety of stakeholder groups.

While we are generally predisposed to support management. absent serious concerns, the following would make it more likely for us to support a dissident ballot:

■	The company maintains corporate takeover defenses (Also see section Corporate Takeover Defenses, or violates our voting stance on reincorporating, board classification, poison pills or other significant corporate governance issues.

3. Board of Directors	13

■	The company has failed to act on shareholder resolutions that have passed, or has refused to meet with shareholders on issues of concern.

■	The company’s financial performance has been poor for an extended period of time.

■	The dissident shareholder ballot will improve the independence of the Board.

■	The dissident shareholder ballot will improve Board diversity.

■	The dissidents’ plan includes a long-term strategic vision for company improvement, especially in the governance of the corporation.

Conversely, the following would make it more likely for us to support management’s position:

■	The dissidents’ plan for the company involves substantial restructuring of the company’s operations or assets without consideration of the social impacts of those changes.

■	The dissident’s plan involves benefits for a few stakeholders at the expense of the company’s broader shareholder and stakeholder constituencies.

14	CBIS Proxy Voting Guidelines

4. Contributions

4.1. POLITICAL

CBIS believes that shareholders have a right to know how corporate assets are being spent in support of political or social causes and/or candidates. Companies are required to disclose their political contributions via public documents filed with Federal and State regulatory authorities. While this makes such information publicly available, many of these documents are not easily accessible to individual investors. We believe that companies can provide this information through current reporting mechanisms, without incurring additional material costs.

■	We support resolutions asking companies to disclose political contributions made either directly or through third-parties including political action committees (PACs) and trade associations.

■	We support resolutions calling for greater disclosure of government lobbying activities undertaken either directly or through membership in third-party organizations.

■	We support resolutions asking companies to report on their philosophy or strategy with respect to political contributions and lobbying.

4. Contributions	15

■	We oppose resolutions asking companies to halt political spending or lobbying activities.

■	We support, on a case-by-case basis, resolutions asking companies to adopt higher ethical standards for political activities and government relations than those currently in place, so long as the resolution specifies what those standards should be and is consistent with the values of our participants.

■	We support resolutions asking companies to report on the impact of government subsidies, sometimes called “corporate welfare,” on their businesses or communities.

4.2. CHARITABLE

■	We support resolutions asking companies to disclose charitable contributions if they do not already do so, or if the information is not readily accessible to shareholders.

■	We support limited resolutions that curtail contributions to an organization whose activities are contrary to the values, missions, or Catholic responsible investing guidelines of our participants.

■	We oppose general resolutions that attempt to diminish or limit all corporate philanthropy.

16	CBIS Proxy Voting Guidelines

5. Employment & Compensation

5.1. GENERAL PRINCIPLES

Workers and companies enter into an agreement in which workers exchange labor for the means to attain a living. Our basic principles on employment-related issues are as follows:

■	Companies Must Respect Basic Human Rights. The minimum expectation we have is that companies do not violate the basic human rights of their workers, and that companies pay workers a just wage. Even when a company does not abjectly violate the human rights of its employees, there are actions it can undertake to improve its treatment of them.

■	Companies are ethically bound to treat workers as partners in the achievement of corporate objectives. Connecting profitability to employee training, establishing performance-based compensation, providing employment security and stability and providing a supportive work environment should be part of the contract between a company and its employees.

5. Employment & Compensation	17

■	Workers must behave ethically and support corporate goals. The minimum expectation we have for workers is that they act ethically in their work environment and in their dealings with the company. Workers should take seriously their role in creating a prosperous enterprise and achieving corporate objectives.

A social contract informed by Catholic principles between employees and companies would preserve the dignity of each person, provide for mutual respect, provide opportunities for personal fulfillment, and develop ways to share the gains of production fairly. It would also include provisions for worker participation in ownership.

5.1.1. Workforce

■	We support resolutions asking companies to allow workers the means to determine if they wish to have someone represent their collective interests with management.

■	We support resolutions that promote employee stock ownership at all levels of the company.

■	We support resolutions asking a company to explain how it intends to respect workers’ rights and minimize negative impacts during periods of downsizing and reorganizations.

■	We support resolutions asking a company to establish a high- performance workplace.

■	We support resolutions asking companies to analyze workers’ compensation and pay workers a just wage.

■	We oppose resolutions that use downsizing and reorganization to boost the short-term stock price of a company, and do not recognize the human costs of such activities.

■	We support resolutions asking companies to allow employees to choose whether they wish to participate in cash balance pension plans. (Cash balance pension plans may benefit some workers but may also reduce the savings of other workers, especially older workers.)

18	CBIS Proxy Voting Guidelines

5.1.2. Executive Compensation

The current system of executive compensation is inconsistent with values of fairness and proportionality. Excessive executive compensation has become a widespread problem that needs to be addressed through improved corporate governance.

Because the contribution of workers is essential to corporate success, both executives and workers should share in that success. There is a need to restore some measure of proportionality to the relative levels of compensation received by each.

Currently, top executives are the least at risk, while workers bear a disproportionate share of the risk. We believe that the allocation of gain and risk in compensation plans should be more proportional, and that those who have the most to gain should have more of their compensation at risk.

Compensation plans are a complex issue, and CBIS relies heavily on the analysis of outside advisors to measure the impact of such plans on shareholder wealth.

5.1.2.1. General Principles

Our decisions regarding executive compensation plans are based on four general principles:

■	Align managers’ risks and rewards with those of shareholders – both in the short and long term. The goal of a compensation system should be to provide incentives to build a successful, sustainable company. We prefer that compensation systems be based on a broad array of both financial and nonfinancial measures. Financial measures should be broad-based, rather than based simply on a rise in stock price. There are standard business measures that can provide indicators for assessing the success of a business, and these measures should be part of the compensation system.

5. Employment & Compensation	19

■	Share prosperity broadly within the company. We cannot accept huge awards to a certain subset of employees – primarily executives – that are not shared widely by other employees. Additionally, we cannot support the use of workforce reductions as a strategy for achieving a rise in share price.

■	Tie compensation to the well-being of the entire community. We are concerned not only with the financial health of a firm, but with its “ethical health” as well. Therefore, certain critical nonfinancial measures should be part of any well-conceived executive compensation system. Social sustainability should be part of incentive packages. Sustainability goals would be intended to ensure that the company derives profits in a manner that enhances, rather than reduces, the health and well-being of the community at large and the freedom of future generations to meet their own needs.

CBIS strongly believes that executive compensation packages should be transparent and that shareholders have a right and a responsibility to vote on all incentive plans.

5.1.2.2. Pay Proposals

■	We oppose executive compensation plans that are deemed to be excessive.

■	We may oppose plans for companies that fail to disclose adequate information about executive pay and perquisites.

■	We support shareholder resolutions asking companies to freeze executive pay in times of downsizing.

■	We support resolutions requesting companies to hold an annual shareholder vote on executive compensation.

20	CBIS Proxy Voting Guidelines

■	We support both the expensing of stock options on the income statement and full disclosure of severance agreements for executives.

■	In general, we support compensation systems that reward company employees with stock and stock options. A proper incentive structure includes sharing the risk of ownership, especially for senior management.

■	We support properly structured employee stock ownership plans that focus on appropriate incentive systems, and that are not takeover defense mechanisms.

■	We support cash bonus plans, as long as they are not excessive and there are adequate performance-based incentives in place.

■	We support resolutions that call for a fair distribution of wages and other compensation within a corporation.

■	We support resolutions calling for equal treatment of all employees in the delivery of pension benefits.

■	We oppose the concept of vapor profits: taking funds that have been allocated as workers’ compensation and using them to increase profitability at the expense of workers. For example, during expanding markets, some companies find that their pension funds are over-funded because of returns in excess of expectations. Some companies may count the extra return as income on the income statement, inflating stock price and the value of executive bonuses and options beyond what is justified by the company’s operations.

■	We oppose resolutions that seek to micromanage the company, for example through establishing too-narrowly defined limits on compensation. We oppose resolutions that ask companies to provide compensation information that would require unreasonable expense or an unusual reporting method.

5. Employment & Compensation	21

■	We support proposals to bring Supplemental Executive Retirement Plans (SERPs) to a vote. We are concerned that these plans may provide benefits to executives over and above what other employees receive without measurable benefit to the company or its shareholders.

■	We oppose compensation plans where executive compensation is not sufficiently connected to company performance. In considering whether the company’s “pay-for-performance” standard is acceptable, CBIS may consider both existing performance incentives in compensation plans, and whether recent CEO pay increases are in line with the company performance.

5.1.2.3. Stock Option Plans

5.1.2.3.1. General Principles

Executive option plans were developed as a means of aligning management’s interests with shareholders’ interests by tying a manager’s rewards to stock price.

An option is the right to purchase a share of stock for a fixed price, called the exercise price. Normally, the exercise price is equal to the market price of the company’s shares on the date of issuance. If the stock price rises, the holder of the option can profit from the difference between the exercise price and the current market price.

If the price falls, the option cannot be exercised at a profit (although the option usually retains some value since the stock price may rise in the future). Holders of options, therefore, have incentives to work for an increase in stock price.

However, we are concerned that the structure of these plans may often reward behavior that is not in the best interests of shareholders and other stakeholders. Therefore, we support stock option plans only to the degree that they are consistent with the following principles:

22	CBIS Proxy Voting Guidelines

■	Employ performance standards based on multiple criteria, not just stock price. Stock price may be unrelated to management performance: in a rising market, mediocrity may benefit from generally improving prices; while in a falling market even superior performance may not be rewarded. Stock option plans, like all compensation plans, should include performance criteria based on a range of short- and long-term goals aimed at creating value for shareholders and other stakeholders (e.g., employees and communities).

■	Focus on the long term as well as the short term. Recent corporate scandals revealed that some managers were able to increase their own wealth by boosting stock price for a short while at the expense of the long-term health of the company. Shareholders and stakeholders expect rewards over the longer term, and plans that offer only short-term rewards create incentives to act against the long-term interests of shareholders. Performance goals should include both short- and long-term incentives, and stock option plans should not allow managers to become wealthy by selling their shares at a company’s peak.

■	Avoid protections for management that are not available to other shareholders. Management and shareholder interests will only be aligned if they share common risks. Practices such as reload options, option repricing and pyramiding offer company executives certain protections against downside risk that are not available to ordinary shareholders. These practices erode both incentives for excellence and the common interests of management and owners.

Some of the most common features that may dilute performance incentives include:

■	Reload Options: When a reload option is exercised, the holder receives a new option with an exercise price equal to the current market price. This allows the holder to lock in past increases in stock price without sacrificing the possibility of future gains.

5. Employment & Compensation	23

■	Repricing: Some plans allow companies to reduce the exercise price of options in case of a falling stock price. By repricing, the company protects management against a falling stock price, a benefit not available to other shareholders, and one that runs counter to creating incentives for success.

■	Pyramiding: Pyramiding allows holders to exercise options using existing shares as payment. This allows executives to profit from rising stock price without using any of their own money to pay for shares, a practice counter to the principle of building an ownership stake in the company.

Despite many abuses in the implementation of compensation plans, we are willing to support well-designed stock option plans that provide real incentives for business success and align the interests of management and shareholders.

5.1.2.3.2. Option Proposals

■	We support fairly valued options. We prefer option plans with an exercise price above the current market value at issuance.

■	We support resolutions calling for companies to link option value to the performance of a broad stock index or to the performance of a peer group of companies. We prefer performance-based incentive plans, as long as the focus is long-term and the company identifies a reasonable definition of “long-term.” We prefer option plans that include broad measures of performance that include social criteria such as worker prosperity, customer satisfaction and environmental protection.

■	There may be times when we oppose a particular award because the total amount awarded any individual or group is so high that by any standard of reasonableness, it is deemed excessive.

■	We oppose stock option plans that excessively dilute the value of existing shares.

24	CBIS Proxy Voting Guidelines

■	We oppose plans that concentrate the bulk of options in a few hands. Not only does this practice fail to spread prosperity widely, but it may also give disproportionate voting power to management, at the expense of other shareholders.

■	We prefer plans that require cash payment for the exercise of options, but accept cashless forms as long as they do not involve pyramiding.

■	We oppose the granting of reload options. Since ordinary shareholders do not have this protection, the practice may disconnect management’s interests from shareholder interests.

■	We oppose replacing or repricing underwater options, except in extraordinary cases involving market drops that are unrelated to company-specific performance.

■	We oppose stock depreciation rights, which reimburse recipients the difference between the exercise price of an underwater option and the current market price, enabling them to profit from a falling stock price.

■	We support restrictive stock bonuses and phantom stock plans if they meet our standards for option plans. Restrictive stock plans award shares conditioned upon continuous service, performance objectives or other criteria. Phantom stock plans either withhold actual stock issuance until the specified conditions are met, or never actually issue the stock at all, but simply compensate the beneficiary in cash equivalent to the phantom equity position.

■	We oppose omnibus plans that grant the Board discretion over the structure and exercise price of plans. While we accept the fact that most plans have acceleration or cash-out provisions, allowing exercise or compensation in case of a change of control, we oppose excessive provisions.

5. Employment & Compensation	25

■	We support resolutions that ask corporations to limit the concentration of options that are awarded to senior management.

■	We support proposals asking the company to establish holding periods for their executives (to hold stock after option exercise), as long as the holding period is reasonable.

26	CBIS Proxy Voting Guidelines

6. Environment

6.1. GENERAL PRINCIPLES

Our ethic of environmental stewardship is to use the Earth’s resources so that they will be preserved and expanded for the benefit of future generations. The Earth’s resources are both human and material, and must be nurtured to the fullest extent possible. Economic growth that deprives future generations of natural resources must be rejected in favor of sustainable growth.

CBIS’s environmental policies are informed by the following principles:

■	Adopt Sustainable Business Practices. Ecological sustainability must be recognized as a prerequisite for long-term prosperity. Sustainable business practices meet present needs and expand choices for people and communities without sacrificing the well-being of future generations. An environmental commitment to sustainability must include efforts to ensure that the company increases, rather than reduces, the Earth’s stock of natural resources. We expect companies to make continual improvements toward meeting this standard.

6. Environment	27

■	Employ the Precautionary Principle. While there may be a diversity of opinions about the environmental impact of an activity, disagreement should not be used as an excuse to delay needed remedies. Especially in the case of potentially serious or irreversible harm to the ecosystem, lack of scientific consensus should not postpone cost-effective measures to prevent environmental degradation.

■	Promote Equality. We are concerned that the poor and minorities may suffer disproportionately from environmental degradation.

Moreover, we would be concerned about any company activity that did not respect the rights of local people to control the natural resources at their disposal. We expect that companies will take steps to preserve and enhance the natural resources available to local communities, with the input and consent of these communities.

■	Expand Transparency and Involvement. Companies should disclose data about their environmental performance using commonly accepted formats and metrics, where available, and should work to improve the standard of reporting generally. The reporting process must be broadly inclusive of a range of stakeholder groups, and all data should be submitted to verification by independent outside monitors. Decisions having potential impact on local or national communities should not be made without prior input and consent of a broad array of local stakeholder groups.

6.2. CLIMATE CHANGE

Scientific consensus exists that the Earth is warming, that human activity, specifically the emission of “greenhouse gases,” is one important cause, and that climate change will likely have a substantial impact on human health, the global economy and the Earth’s ecosystem. According to the Intergovernmental Panel on Climate Change (IPPC), organized under U.N. auspices, the Earth’s temperature will increase between 3 and 11 degrees Fahrenheit over the next century unless there is a drastic (60 to 80 percent) reduction in carbon dioxide (CO2) emissions. While uncertainties remain about the ultimate impact of climate change on the Earth’s environment, this, uncertainty does not alter companies’ responsibility to dramatically reduce greenhouse gas emissions.

28	CBIS Proxy Voting Guidelines

■	We support resolutions asking companies to take steps to mitigate the effects of climate change, to develop or use renewable energy, and to set targets for reduction in greenhouse gas emissions in products and operations.

■	We support resolutions asking companies to report on greenhouse gas emissions.

6.3. GENETICALLY MODIFIED ORGANISMS

While genetic modification (GM) of plants and animals may bring benefits to humanity, the scientific community currently lacks sufficient understanding of the potential long-term environmental and human health impacts. Moreover, many people in developing countries are concerned that GM agriculture will disrupt long- established patterns of agriculture and reduce the ability of people to choose how they will obtain food.

■	We support resolutions asking companies to label genetically modified foods.

■	We support resolutions asking companies to refrain from marketing these products until long-term safety testing proves them safe for human health and the environment.

■	We support resolutions asking companies to report on the risks and benefits to shareholders and to the environment of continued use of GMOs in food products.

■	We support resolutions asking companies to ensure that their efforts to protect their patents do not infringe upon the rights of communities in the developing world to control local resources or to continue traditional patterns of agriculture.

6. Environment	29

6.4. ENVIRONMENTAL JUSTICE

We are concerned that the negative environmental impacts of corporate activities often fall hardest on those with the least voice in society: the poor and people of color. In particular, we are concerned about the tendency to place environmentally damaging plants in poor neighborhoods and to manage operations in developing countries according to environmental standards that would be considered unacceptable in the United States.

Environmental Justice is an issue that cuts across many areas, including health, human rights, ownership of natural resources, and the survival of sacred cultural sites and antiquities of value to local communities. (Also see Equality & Diversity, page 33 and Human Rights, page 45.)

■	We support resolutions asking companies to report on whether the health or environmental risks resulting from their activities fall disproportionately on any group, and to take steps to mitigate those risks.

■	We support resolutions asking companies to report on, assess the impact of, and curtail health or environmental hazards to communities that result from their activities.

■	We support resolutions asking companies to examine their operations in light of their impact on sustainability and biodiversity in ecologically unique or sensitive areas.

■	We support resolutions asking companies to respect the rights of local communities to control local natural resources and to fully participate in business decisions impacting their lands.

6.5. REPORTING AND CODES OF CONDUCT

The Global Reporting Initiative (GRI) is the emerging standard for public reporting on sustainable use of the Earth’s resources and other issues of corporate social responsibility. We believe that the GRI represents the best such initiative, because it was developed by a broad stakeholder group, including companies, investors, environmentalists, and grass roots organizations.

30	CBIS Proxy Voting Guidelines

■	We support resolutions that call on a company to publish an annual environmental or sustainability report, especially when it is fashioned on the design of the GRI report.

■	We support resolutions that call on a company to develop a corporate environmental ethic and principles, to endorse a responsible set of intercorporate principles and practices, or to prepare progress or reaction reports designed to foster adoption of either of these two types of principles. Reports should exclude proprietary data and should be prepared at reasonable cost.

■	We oppose resolutions that call on a company to restrict, curtail, or promise not to enact public environmental reporting.

6.6. MISCELLANEOUS ENVIRONMENTAL INITIATIVES

■	We support resolutions asking companies to report on water use and efforts to improve water use efficiency and pollution remediation. We support resolutions asking companies to adopt a human right to water.

■	We support environmental resolutions aimed at matters of specific ecological impact, e.g., sustainable use of natural resources, waste reduction, wiser use of energy, reduction and elimination of health and safety risks, marketing of safer products and services, responsible environmental restoration, etc.

■	We support resolutions requesting that companies link executive compensation to their environmental performance.

■	We support resolutions asking companies to restrict development of nuclear power plants, and to close plants that are deemed to be health hazards.

6. Environment	31

■	We support resolutions asking companies to report on the impact of environmental liabilities on shareowner value.

■	We oppose resolutions that ask companies to close plants or otherwise shut production for environmental reasons without regard to the people affected by such activities.

■	We support resolutions that ask companies to report on the treatment of animals in their research or operations. We support, on a case-by-case basis, resolutions asking food and agricultural companies to adopt responsible animal use policies that include protection of human health and the environment and humane treatment of animals. We oppose resolutions asking for the cessation of the use of animals in biomedical testing.

■	We support resolutions asking companies to improve the recyclability of their products or packaging. We generally support resolutions asking companies to increase the recycled material content of their packaging.

■	We support resolutions asking companies to report on policies governing the use of nanomaterials in products or packaging.

■	We support resolutions asking companies to report on efforts to ensure the safety of nuclear power plants and all activities related to the operations of those facilities.

32	CBIS Proxy Voting Guidelines

7. Equality & Diversity

7.1. GENERAL PRINCIPLES

CBIS believes that equal employment opportunity and respect for diversity constitute sound business policies and are consistent with the Catholic imperative to seek justice for all persons. In the United States, investors are especially concerned with barriers that have historically existed in corporations, particularly within senior leadership, for women and people of color.

■	Diversity is both an economic and a justice issue. If all people are to be equally valued in society, then everyone must have access to economic opportunity. It is not in the best interest of a corporation to exclude talented individuals from any level of the organization. Neither is it in the best interests of the company to ignore the changing dynamics of the domestic workforce and consumer base.

■	Corporations’ responsibility to promote equality extends beyond the company. Communities are impacted in a variety of ways by corporate behavior. Companies should strive to assure that the benefits of corporate behavior are distributed fairly and equally, and that negative impacts are managed so that they do not fall disproportionately on one or another group. Companies should also solicit input about their practices from a diverse group of stakeholders wherever they operate.

7. Equality & Diversity	33

7.2. BOARD OF DIRECTORS

CBIS recognizes that there are many factors to consider and balance in making hiring and recruiting decisions, including the credentials and individual qualities of the potential candidates. Quite often, the candidate who is chosen may be superior in some areas but not in others. Thus, we do not think a company’s claim of wanting to hire the “best possible candidate” to be a sufficient response to issues related to diversity. We believe there are always qualified women and people of color who should be included in searches for Board positions.

Feedback from various executive search firms suggests that when companies place a single woman or person of color on their Board, the mandate to search for diverse members ends. This suggests that the focus of many companies remains short-term. We seek a continuous process in which the desire for diversity remains an ongoing mandate for the company.

We expect companies to have broadly diverse Boards, including Directors who are women and people of color in sufficient representation.

We understand that definitions of diversity may vary for companies with headquarters in different regions around the world. As a result, our approach to addressing racial and ethnic diversity may vary across countries.

CBIS is consistent in our application of gender diversity. We expect all companies, regardless of their country of domicile, to implement some form of gender diversity throughout the organization.

■	We withhold approval of all nominees if the company has not demonstrated a willingness to include women and persons of color on its Board. We expect that the composition of the Board of Directors and top management in the firm will reflect a commitment to diversity.

34	CBIS Proxy Voting Guidelines

■	For an international company, CBIS withholds approval of nominees if the company has not demonstrated a willingness to include women on its Board. Wherever possible, we will apply a diversity standard that recognizes the difference in demographics of individual countries in which a company’s headquarters is located, and where it has operations.

■	We support shareholder proposals asking companies to improve board diversity, including adding specific language relating to board diversity in the corporate charter.

7.3. WORKFORCE (DOMESTIC AND GLOBAL)

■	We support resolutions asking for disclosure of statistical information and policy statements regarding nondiscriminatory hiring, performance evaluation and advancement, and workforce composition.

■	In the U.S., we support resolutions asking for disclosure of a company’s EEO-1 consolidated data report that is filed with the Equal Employment Opportunity Commission (EEOC).

■	We support resolutions asking a company to create policy statements regarding nondiscriminatory hiring, performance evaluations, advancement, and affirmative action.

■	We support resolutions asking a company either to create or to publicly disclose its policy on sexual harassment.

■	We support resolutions that call for a company to incorporate standards of equal opportunity in its overseas operations similar to or consistent with its domestic operations.

■	We support resolutions that seek to link executive compensation to a company’s performance in promoting diversity, when that performance is directly tied to the achievement of an articulated goal.

7. Equality & Diversity	35

■	We support resolutions asking companies to adopt non- discrimination policies for sexual orientation and oppose resolutions asking companies to rescind existing policies.

7.4. COMMUNITIES (LOCAL, INTERNATIONAL, INDIGENOUS)

■	We support resolutions calling on companies to avoid the use of advertising that misappropriates images of cultural significance or that portrays any group in a negative or offensive light.

■	We support resolutions calling on greater consultation with local indigenous people where company activities may have an impact on their way of life.

■	We support resolutions calling on companies to mitigate the negative impacts of their activities on local indigenous communities.

36	CBIS Proxy Voting Guidelines

8. Global Finance

8.1. GENERAL PRINCIPLES

The following are our principles for voting on issues relating to Banks and Global Finance:

■	Capital is to be used responsibly and for the benefit of all humanity. Capital is necessary for modern production. Capital and financial products and services must serve human needs and be allocated in a way to benefit investors, owners, and society.

■	Alleviation of poverty is a primary concern. Prosperity is a worthwhile goal only if its effects are spread throughout all societies worldwide. Economic activity that benefits the few at the expense of the many must be rejected in favor of expanding opportunities for all. Historically, the lack of capital directed towards the world’s poor has impeded their prosperity and development. A just economic system demands that financial institutions, as a top priority, actively seek out opportunities to rectify this imbalance by providing access to capital for all.

■

Development must proceed from within. Development must be understood, not simply in narrow financial terms, but as a means of expanding people’s choices about how to achieve their human potential and strengthen their communities. Policies externally imposed on communities, even if economically sensible, deny them the basic human right to choose their own path to development.

Multilateral institutions must join with local and national leaders in creating development strategies that meet the individual needs of unique countries and communities. Commercial and investment banks must involve local leaders in decision-making about how to allocate capital within their communities to serve all members, not just owners of capital.

8. Global Finance	37

8.2. PROPOSALS

■	We support resolutions asking companies to end predatory lending practices.

■	We support resolutions asking companies to tie CEO pay to reductions in predatory lending.

■	We support resolutions asking companies to ensure that home mortgage programs do not discriminate based upon race or any other criteria other than ability to repay the loan.

■	We support resolutions asking commercial lenders to incorporate social criteria into their lending and underwriting practices.

■	We support resolutions asking companies to work with highly indebted countries to reduce their debt burden in ways that promote economic justice and the common good.

■	We support resolutions calling on banks to dedicate resources to financing projects with positive social impact.

■	We support resolutions asking banks to take steps to reduce the risk of their services being used to further criminal enterprises, such as money laundering.

38	CBIS Proxy Voting Guidelines

9. Health

9.1. GENERAL PRINCIPLES

CBIS is guided by the following principles on health care issues:

■	Health care is a human right. Lack of health care prevents many individuals from fulfilling their human potential, threatens the sustainability and security of communities and nations, and imposes costs on us all. Because of its importance to human life and society, health care cannot be considered a commodity like any other. Instead, it must be considered a natural right of all people. Health care companies must take steps to ensure that their products are widely available, regardless of ability to pay; employers should strive to increase coverage for all employees.

■	Do no harm. Companies have a responsibility to offer safe and useful products. While virtually any product could be hazardous if misused, companies should ensure that their products offer benefits that outweigh any health risks before offering them to the public. Companies should take steps to develop the capability to replace hazardous products with safer ones that meet all requirements for cost and quality.

9. Health	39

■	Promote informed consumer and patient choice. People can only make informed choices about their health if they are properly educated about those choices. Health care companies have a responsibility to engage in public information campaigns that educate the public and promote greater participation in health care decisions, as opposed to merely advertising products that the companies wish to sell. Consumers have a right to accurate information about product risks that allow them to make educated consumer choices. Activities that restrict important health information from the public, or that actively mislead, are unacceptable.

9.2. ACCESS TO HEALTH CARE

In the U.S., the cost of medicine is a significant and growing burden for a number of people, especially the elderly. Those without health insurance are disproportionately poor and non-white.

Over the past two decades, the number of people living with HIV more than quadrupled due to the increase in people receiving antiretroviral therapy, but the need for improved access to therapies, particularly in developing countries and among children, remains significant: in Sub- Saharan Africa, five million people lack access and only 27% of eligible children receive treatment.

The AIDS epidemic is connected to the worsening of other perennial health crises, tuberculosis and malaria. Tuberculosis is the leading cause of death for people living with AIDS. And while progress has been made combating malaria, resistance to medicines and insecticides is increasing.

■	We support resolutions asking drug companies to develop programs to make AIDS, Malaria, and Tuberculosis drugs available to disadvantaged groups, especially in Africa.

■	We support resolutions asking companies with operations in heavily impacted areas, such as Africa, to ensure that all of their workers receive appropriate coverage.

40	CBIS Proxy Voting Guidelines

■	We support resolutions asking companies to take steps to increase access to drugs in the U.S., including reducing prices.

■	We support resolutions asking companies to improve access to health care.

■	We support resolutions asking pharmaceutical and biotechnology companies to develop a set of ethical criteria for extending or enforcing patents.

■	We support proposals asking pharmacy benefits managers and others to disclose the incentives that they receive from pharmaceutical companies to purchase their products.

9.3. PVC IN MEDICAL DEVICES

PVC plastic may include phthalates, which are used to soften PVC and are believed to have negative effects on human health. When PVC is produced and disposed of, dioxins are released that also impact human health. The use of PVC in medical devices, children’s toys, and packaging is on the decline due to increasing awareness of its negative health impacts and recent regulations curtailing its use. Some companies continue to use PVC in products and packaging, however.

■	We support resolutions asking companies to reduce or eliminate PVC in their products and packaging.

9.4. ALCOHOL / GAMBLING / TOBACCO

Alcohol, Gambling, and Tobacco raise substantial public health concerns. While the use of these products and services is an adult decision, excessive use can be detrimental to the individual and the family. Moreover, the targeting of advertising to minors or other vulnerable populations is, in our view, unethical. CBIS has instituted a Catholic investment screen for tobacco. This is in part because our participants’ concerns about the industry’s marketing activities, as we understand them, rise to such a level that no level of participation is acceptable. For companies in our portfolios that are involved in these activities, we expect them to employ the following principles:

9. Health	41

■	Do not market specifically to vulnerable populations, especially children. Because the use of these products is restricted legally and ethically to adults, marketing strategies should not target children. Despite company denials, it appears that some companies seek underage customers who may become lifelong customers. CBIS does not accept the explanation that marketing strategies obviously targeted at minors are geared to adults. Such strategies include the use of cartoon-type characters, young-looking actors and/or models and other marketing techniques meant to attract minors.

Similar principles apply to other vulnerable populations, such as people in disadvantaged communities. In these places, individuals may not have sufficient access to information about the health risks of these products to make an informed choice about the risks involved.

■	Take responsibility for health and safety risks. While virtually any product can be dangerous if misused, the high public health costs of alcohol, gambling, and tobacco imply greater social responsibility for the companies that produce them. Companies must avoid behaviors that increase the health risks of their products and work to mitigate these risks, if possible. They must also ensure that their public communications do not mislead the public about the health implications of their products.

■	Responsibility exists throughout the supply chain. Companies that are suppliers to these industries, or that provide public venues where these products may be used or consumed, bear a responsibility to their customers and other stakeholders. While these companies are not directly providing services of concern, their own behavior must ensure that they do not contribute to unethical conduct of companies, that they respect the rights of their customers to avoid being harmed by these products (such as smoke-free restaurants), and that their participation in these activities does not conflict with their primary business (such as family-oriented companies).

42	CBIS Proxy Voting Guidelines

9.4.1. Alcohol

■	We support resolutions aimed at reducing or eliminating marketing practices aimed at certain targeted market segments.

■	We support resolutions calling for the elimination of advertising “giveaways,” or sponsorships that are targeted to, or primarily given to, minors and members of minority groups.

9.4.2. Gambling

■	We support resolutions asking gaming companies to enact procedures to limit access to credit for individuals not able to demonstrate sufficient capital resources.

9.4.3. Tobacco

CBIS has a Catholic investment screen that restricts investment in companies that produce tobacco. For companies that do not directly produce the product, but are involved in other aspects of the tobacco industry, we have established guidelines for our interactions.

■	We support resolutions asking companies to provide educational materials on the health impacts of tobacco use.

9.4.3.1. Suppliers

There are many companies whose primary business is far removed from the tobacco business, but who have business units that supply materials to tobacco companies. This is of particular concern for consumer products companies that market services to families.

■	We support resolutions asking companies to evaluate the sale of businesses related to the tobacco industry, and to concentrate on their primary businesses.

9. Health	43

■	We support resolutions asking companies to spin off tobacco- related businesses from their core operations.

9.4.3.2. Tobacco Access to Minors/Tobacco Advertising

There is considerable concern about the availability of tobacco and tobacco-related products to minors. Critics of the tobacco industry assert that tobacco companies have deliberately tried to promote underage usage as a way of creating a future market for their products. Tobacco companies dispute this assertion, indicating that they only market to adults.

Based on revelations of previously confidential tobacco industry documents, it is clear that tobacco companies have been involved in campaigns meant to create a future market for their products. We do not view the results of these activities as coincidental or incidental.

There is also significant concern about tobacco industry advertising in targeted communities. We view efforts to increase market share among women, minorities, and other segments of society through the use of advertising as an unethical use of corporate resources.

■	We support resolutions asking media companies to eliminate tobacco advertising that appeals to minors.

■	We support resolutions asking media companies to eliminate tobacco advertising that is specifically targeted to women and minorities.

■	We support resolutions asking companies to take specific steps to monitor stores’ compliance with state restrictions on the sale of tobacco products to minors.

■	We support resolutions asking retail operators who sell tobacco products to report on their training programs for employees, to ensure compliance with local laws prohibiting sales to minors.

44	CBIS Proxy Voting Guidelines

10. Human Rights

10.1. GENERAL PRINCIPLES

Catholic social teaching has a long and rich history of promoting the rights of individuals. Rerum Novarum is a foundational work that prescribes the right of each human not just to exist, but to be provided with an environment that promotes the full development of the individual. It articulates the Church’s commitment to the cause of the individual as worker. Many other faith traditions also have statements that focus on the rights of the individual within the context of society.

The Universal Declaration of Human Rights is the most widely recognized secular resource in defining human rights. Crafted by the United Nations and adopted by the General Assembly in 1948, it has become the seminal work that has guided the crafting of many other human rights statements worldwide.1

The Declaration identifies “first generation” rights (political) that speak to the right of individuals to be protected from capricious governmental actions.2 The Declaration also addresses “second generation” rights (social) that permit citizens to realize their full human potential within the context of their society.3

1.	Universal Declaration of Human Rights. New York, United Nations, 1993. Number DPI/876/Rev. 1. See also The International Bill of Human Rights. New York, United Nations, 1993. Number DPI/925/Rev.

2.	Examples of “first generation” rights: right to be free from excessive detention without charges being filed; right to due process; right to freedom of movement within borders of own State; right to life, liberty, and security, etc.

3.	Examples of “second generation” rights: right to education; equal protection for mothers and children regardless of their status; right to participate in the cultural life of the community, etc.

10. Human Rights	45

There are many countries where human rights are not consistently enforced. U.S. corporations may buy products or set up production facilities in these countries. They may also operate in these countries through joint ventures with companies that are controlled or owned by a regime, or by key members of a regime, deemed by the international community to be violating the human rights of its citizens.

To the degree that profits derive from the exploitation of foreign workers, U.S. corporations and investors benefit from the diminution of those workers’ humanity —which poses serious ethical problems for socially responsible investors.

Our expectations for companies doing business abroad are summarized as follows:

■	The community, not the company, is the center of economic activity. The purpose of a company is to offer useful and desirable products to consumers, opportunities to workers, and financial returns to investors. The human and natural resources used in business operations belong to the communities from which they come. The corporation, therefore, is part of the community and not separate from it. All stakeholders are partners and have a right to fully participate in decision-making on matters of relevance to them.

■	Companies must uphold universal human rights standards. All people are endowed with the same human rights, as detailed in the U.N. Charter and elsewhere. In developing human rights standards, companies will make use of universally accepted standards, such as the International Labor Organization conventions. Companies will not adopt business practices in developing countries that would be unacceptable in the United States or Europe. Companies should also ensure that their partnerships with local governments and other entities enhance, rather than compromise, human rights.

46	CBIS Proxy Voting Guidelines

■	Sustainable development must be a priority. Companies should make a long-term commitment to sustainable development as a condition of using local resources for their businesses. Sustainable communities are independent participants in economic life, providing locally created and sustained opportunities for economic and social development to present and future generations.

■	The supply chain is the company’s responsibility. Companies must attend to the impact of all aspects of bringing their products to market. They cannot relieve themselves of these duties by “outsourcing.” Companies must ensure that the activities of suppliers, partners, and distributors are consistent with the highest standards of human rights.

■	The company will engage a broad array of stakeholders to ensure transparency. In order to avoid sweatshop practices or other labor or human rights violations, companies should agree to allow independent third parties to monitor their overseas activities. Monitoring programs must include a broad array of stakeholders, including local human rights groups. Companies should make their shareholders and other stakeholders aware of the results of these audits, and provide any other relevant information.

10.2. VENDOR STANDARDS

In order to reduce labor costs and focus their workforce on marketing activities rather than manufacturing, many companies outsource their production to external manufacturing companies located in the developing world. Companies may take advantage, not only of low wage standards found in developing countries, but of lax environmental and worker safety standards as well. The result can be labor conditions that are hazardous to the health of workers and communities and fail to provide for a decent standard of living. Recent controversies about labor conditions in China, India, and Bangladesh highlight the widespread nature of these problems.

10. Human Rights	47

■	We support resolutions calling for a just wage or for the company to study whether it is providing a just wage.

■	We support resolutions asking companies to develop, implement, and report on policies and initiatives to eliminate forced/slave labor, child labor, and sexual exploitation in their operations and those of their suppliers.

■	We support resolutions asking companies to develop, implement, and report on policies and initiatives to combat human trafficking and slavery.

■	We support resolutions calling for higher standards of worker health and safety.

■	We support resolutions asking companies to end discrimination and discriminatory practices against any group.

■	We support resolutions requesting that a company establish independent monitoring of suppliers that it owns or with whom it contracts. The independent monitoring needs to include local non- governmental organizations (NGO) and/or local stakeholder groups.

■	We support resolutions asking companies to report on policies and initiatives to ensure responsible working conditions throughout their supply chain.

■	We support resolutions that ask for statistical information and policy statements regarding nondiscriminatory hiring, performance evaluation and advancement, and affirmative action progress.

48	CBIS Proxy Voting Guidelines

■	We support resolutions asking a company to tie executive compensation to improved social practices in its overseas factories.

10.3. GLOBAL STANDARDS

As the impact of multinational corporations grows, shareholders have begun to ask companies to adopt comprehensive codes of conduct that encompass all aspects of their business, including worker rights, environmental protection, diversity and corporate governance.

■	CBIS supports resolutions calling for companies to develop global codes of conduct, as long as those codes are consistent with the values of our participants. We expect that company principles will be consistent with and reference the conventions of The International Labor Organization (ILO) (affiliated with the United Nations), the most comprehensive generally accepted principles for labor rights in the world.

■	CBIS supports resolutions asking for companies to report on the sustainability of their practices. The Global Reporting Initiative (GRI) is one such reporting tool.

■	We support resolutions requesting that companies include adherence to strict environmental standards in the practices and facilities they operate, as well as those of their contractors.

10.4. NATIONS AND COMMUNITIES

We carefully review resolutions addressing operations in countries where human rights are not respected, to make sure that companies are not complicit in or contributing to human rights violations.

■	We support resolutions asking companies to develop or adopt a code of responsible business practices for their operations in specific countries of concern, as long as those codes are consistent with the values of our participants. These codes should be developed with local stakeholder input.

10. Human Rights	49

■	We support, on a case-by-case basis, resolutions asking companies to cease operations in countries that have been identified by the international community as major transgressors against human rights.

■	We support resolutions calling for companies to examine their partnerships with governments in light of human rights criteria and to engage in those partnerships only if they serve to enhance human rights and human development. We expect that any examination and decision-making will be undertaken with the input of local people.

■	We support resolutions asking companies to ensure that security arrangements do not compromise the human rights of local communities.

■	We support resolutions asking companies to report on the impacts related to the outsourcing of business to developing countries. We oppose resolutions asking companies to curtail outsourcing activities.

50	CBIS Proxy Voting Guidelines

11. Life Ethics

Since CBIS has established a Catholic investment screen restricting investment in companies that directly contribute to or participate in the cessation of human life, we do not own securities of any companies that are directly involved in these activities. As a result, it is unlikely that we would vote proxies with these companies.

There may be companies whose products are not manufactured specifically for purposes of ending life, and which have no direct participation in this activity, yet are engaged in activities that raise life ethics concerns. In these situations, there may be a possibility of voting a proxy ballot containing a proposal addressing a life ethics issue.

■	Generally, CBIS will support resolutions that seek to curtail corporate activities which contribute to ending human life and that promote respect for human life consistent with Catholic teachings on life ethics.

■	We support resolutions asking a company to publicly affirm whether its product(s) contribute to life-ending activities.

■	We support resolutions asking a company to take all reasonable efforts to restrict access to company product(s) for those who would use the same for cessation of human life.

11. Life Ethics	51

12. Ownership Rights & Corporate Defenses

12.1. CONFIDENTIAL VOTING

Open balloting allows companies to obtain information about institutional shareholders, and to resolicit them in order to urge them to change their votes. We see no reason why confidential voting, a basic tenet of democracy, should not be applied to corporate governance.

■	We support resolutions asking that the company institute confidential voting.

12.2. STOCK-RELATED PROPOSALS

12.2.1. Issuance of Stock / Increasing Shares

There are many appropriate reasons why a company may increase or decrease the number of its authorized shares. However, shareholders are owners of the company, and the number and amount of shares they own determine their level of ownership. As a result, proposals that seek to change the level of shareholders’ ownership interest deserve special attention.

52	CBIS Proxy Voting Guidelines

Of prime concern in analyzing these issues is the dilution of shareholders’ interest in the company.

■	We support, on a case-by-case basis, requests for issuing stock for specific corporate activities, as long as the issuance is consistent with other matters described in this document.

■	We support resolutions that seek the issuance of stock for matters that are considered to be routine. However, we will oppose increases that are excessive given the company’s situation.

■	We generally oppose the issuance of certain types of stock, such as preferred, dual-class common, etc., where the voting rights deviate from the one-share, one-vote concept.

■	We oppose resolutions that seek to issue new stock or increase shares when that activity is to advance antitakeover activities, such as poison pill plans, greenmail, etc.

■	We oppose the issuance of blank-check preferred stock, which may be used at any time by the company and with unspecified terms (including extra voting rights) that may be defined at a later date by the Directors without shareholder approval.

■	We oppose the issuance of authorized preferred stock if the Board asks for unlimited rights in determining the terms and conditions for its use without prior shareholder approval.

12.2.2. Preferred Rights

Owners have the right to defend their stakes in a firm against dilution (preemptive rights). These rights are traditional in Europe, especially in the U.K., to prevent private trans-Atlantic placements at a discount to domestic prices. Many U.S. companies have dropped the provision of these rights.

12. Ownership Rights & Corporate Defenses	53

Proposals to drop or establish preemptive rights are voted on a case-by- case basis, considering the market capitalization of the company, the number of shareholders and the cost of providing such rights to all.

12.3. CORPORATE RESTRUCTURING

Mergers, acquisitions, spin-offs and other forms of corporate restructuring involve a change in control of the company’s assets. CBIS considers them a matter of both financial and social interest. These proposals are voted on a case-by-case basis after careful study of the business decisions that led to the proposal, as well as the recommendations of management, outside analysts, and other advisors.

As long-term investors, our decisions about corporate restructuring proposals are based on the long-term prospects for the new entity, and not on short-term benefits that may accrue to shareowners. At a minimum, we expect that any rationale for a restructuring be accompanied by an analysis of its long-term effect on the company.

In addition, we believe that transactions that materially affect current shareholders’ ownership in the new entity must be scrutinized closely, especially when the ownership position will be a minority one. We also prefer that management consider effects on the company’s various stakeholders, including customers, suppliers, employees, and host communities.

■	We support resolutions asking management to study and report on the impact of a restructuring plan on the various stakeholders in the company.

■	We oppose restructuring that places the interests of one stakeholder group above others. We will consider a number of social factors, including executive compensation, layoffs, environmental sustainability, and community impact.

■	We oppose the payment of restructuring expenses without some demonstrably clear long-term benefit accruing to shareowners.

54	CBIS Proxy Voting Guidelines

■	Unless there are significant synergies to be achieved, we oppose diversification strategies that result in payment of a premium, when independent open market purchases by shareholders can afford the same benefit at lower cost.

■	We oppose restructuring that results in the establishment of a weak corporate governance regime, including restructuring that involves and violates our voting stance on reincorporation, board classification, poison pills, or other significant corporate governance issues.

■	We oppose a hostile bid, even at the sacrifice of an immediate premium, if we believe that the long-term interests of shareholders will best be served by the continuation of the company as is. We also consider the community impact of a hostile bid.

■	We oppose mergers that involve companies restricted under our Catholic investment screens.

■	We vote against proposals to adjourn meetings in order to solicit additional proxies in order to approve a merger agreement. This runs counter to the idea of shareholder democracy.

12.4. REINCORPORATING

At times, shareholders are asked to approve a change in the state where the company is incorporated. This may be done for ordinary business reasons, e.g., the company wants to incorporate in the state of its most active operations or where its headquarters is located. However, it can sometimes be an attempt to relocate to a state that has enacted stringent antitakeover or lenient directors’ responsibility laws.

Reincorporation to foreign countries has become more common in recent years as well. Companies often reincorporate abroad, usually while retaining most corporate and operational functions in the U.S., in order to avoid paying U.S. taxes and possibly to take advantage of lax corporate governance standards. We cannot support such efforts to weaken corporate governance protections or avoid legal tax liabilities.

12. Ownership Rights & Corporate Defenses	55

■	We support reincorporation only when there are valid business reasons for it.

■	We oppose reincorporation outside the United States if shareholder rights will be impacted, or if the primary reason for reincorporation is tax avoidance.

■	We support resolutions to opt out of state laws that violate our stances on key governance issues, such as antitakeover measures.

■	Other reincorporation and opt-out resolutions are voted on a case-by- case basis.

12.5. CORPORATE TAKEOVER DEFENSES

12.5.1. Golden Parachutes

A golden parachute is an employment contract that rewards top executives with generous severance benefits in the event of a change in control. Silver and tin parachutes are similar arrangements for middle management and non-management personnel. Companies are required to submit golden parachutes to a shareholder vote.

Properly conceived, a generous severance arrangement can free management to act in the best interests of shareowners in responding to acquisition offers. Often, however, it is an attempt to raise the cost to a third party of acquiring the company, discouraging all such offers.

■	We support severance contracts on a case-by-case basis. Criteria for analyzing the actual approval of parachute plans include necessity, breadth of participation, payout size, sensitivity of triggers, and leveraged buyout restrictions.

56	CBIS Proxy Voting Guidelines

12.5.2. Poison Pills

Shareholder rights plans (poison pills) are the most prevalent type of antitakeover defense measures. They come in many forms, have a number of unique names, and are used to prevent the acquisition of a company.

A poison pill is designed to make a company a less attractive takeover target. By triggering a pill’s provision, an acquirer/bidder has to swallow some bitter medicine — dramatically increased costs — to successfully complete its takeover.

■	A scorched-earth policy is used by a takeover target to make itself wholly unattractive to a takeover bidder. It may, for example, require the sale of the most attractive assets (the crown jewels) of a company, or it may schedule all debt to become due immediately after a merger.

■	The earliest pill was a preferred stock plan, in which a dividend of preferred stock convertible into common stock was issued. If triggered, the holders of the preferred stock — other than the raider — redeemed it at the highest price paid for common stock during the past year.

■	Back-end plans allow shareholders — other than the acquirer — to exchange shares for a specified amount of cash or notes far in excess of market value.

■	Voting plans distribute preferred shares with multiple votes that are exercisable when triggered. Back-end plans and various courts have found voting plans discriminatory, but elements may be found in current pills.

■	Dead-hand poison pills allow a shareholder rights plan to be redeemed only by the individual Directors who enacted it, empowering Directors after their term of service with the company has ended and making it more difficult for current Directors to act in the interests of shareholders.

12. Ownership Rights & Corporate Defenses	57

■	Flip-over rights in a poison pill give shareholders the right to purchase shares in the surviving company at half the market value upon a business combination. Flip-in rights allow purchase of shares in one’s own company at deep discounts when triggered, typically upon acquisition of 20% of the company’s voting stock. Many pills contain both flip-over and flip-in provisions.

Enacting these and similar deterrence provisions may entrench current management. In the short term, the deterrent effect of these devices tends to decrease shareholder value, and the long-term effect is indeterminable.

Any activity which automatically restricts consideration of an acquisition, without first exploring the merits of the offer, or which serves mainly to entrench current management, is not viewed favorably.

■	We support resolutions that call for shareholder approval of shareholder rights plans.

■	We oppose resolutions that seek to limit or restrict the ability of shareholders to vote on these plans.

■	We oppose the introduction of poison pills, unless they are presented with convincing arguments in a specific case.

12.6. SUPERMAJORITY VOTE

Supermajority voting provisions in a company’s by-laws usually require anywhere from 67% to 85% of outstanding shares to approve an action. We believe this type of provision to be an erosion of the principle of majority rule.

■	We support resolutions limiting supermajority voting provisions and oppose resolutions that seek to institute these provisions.

58	CBIS Proxy Voting Guidelines

12.7. SPECIAL MEETINGS / ACTION BY WRITTEN CONSENT

While management generally may call special meetings at any time, shareholders are often limited or prevented from doing so. Such limits can be invoked to prevent a bidder from calling a meeting to address a possible takeover. However, this also eliminates an important tool shareholders possess to force management to address other issues, including social responsibility.

Shareholders may generally initiate and implement a shareholder action without waiting for the annual meeting, or calling a special meeting, by obtaining the written consent of a certain percentage of the ownership. Elimination of this right can be a takeover defense.

■	We support reasonable limitations on the right of shareholders to call special meetings, and oppose the total elimination of this right.

■	We may support reasonable limitations on the use of written consent, and oppose the total elimination of this right.

12. Ownership Rights & Corporate Defenses	59

13. Peace

Protection and preservation of life is a core teaching of the Catholic faith. CBIS participants are concerned both about the global proliferation of offensive military capability and the increase in handguns and other weapons in local communities.

A 1994 document, “The International Arms Trade: an Ethical Reflection,” summarizes the position of the Church on arms production: “The right of legitimate defense exists, [but] it is not an absolute right; it is coupled with the duty to do all possible to reduce to a minimum, and indeed eliminate, the causes of violence… Arms can never in any way be treated like other goods exchanged on the world or internal market. While the possession of arms can serve as a deterrent, arms also have another finality. There is a close and indissociable relationship between arms and violence.”

The policy is informed by recognition of the delicate balance between the legitimate need for national defense and what our participants consider to be the illegitimate, excessive buildup of arms for other purposes. According to this view, military activities must be designed only to reduce violence and the threat of violence. Those designed for purposes beyond those necessary to protect innocent citizens are unacceptable to a majority of our participants because they contribute to the spread of violence.

60	CBIS Proxy Voting Guidelines

CBIS’ Catholic investment screens prohibit ownership of the major contributors to global militarism (but not all military contractors); the manufacturers of landmines; and the producers of handguns for the retail market.

■	We support resolutions asking management to consider prospective military contracts in the light of basic canons of ethical business practice, environmental impact, stability of employment, lobbying practices and costs, company dependence on militarism, export practices, and the social consequences of nuclear, space, chemical and biological weapons systems.

■	We support resolutions asking management to develop and report on current and potential plans for economic diversification and conversion of facilities that currently service military contracts.

■	We support resolutions asking companies to report on or to provide a rationale for their foreign military sales.

■	We support resolutions asking companies to report on foreign military sales.

■	We support resolutions asking retailers to restrict the sale of firearms that threaten the safety or well-being of communities.

■	We support resolutions asking companies to develop policies aimed at curtailing the sale to minors of electronic media, including video games, that are inappropriate for children and teenagers.

13. Peace	61

Christian Brothers Investment Services (CBIS) manages funds for Catholic organizations seeking to combine faith and finance through the responsible stewardship of Catholic assets. CBIS’ combination of premier institutional asset managers, diversified product offerings, and careful risk-control strategies constitutes a unique investment approach particularly suited to Catholic institutions and their fiduciaries. CBIS strives to integrate faith- based values into the investment process through Catholic Responsible Investing, a disciplined approach to investing that includes Catholic investment screens and active ownership strategies (proxy voting, corporate engagements, and shareholder resolutions). The firm contributes a portion of all profits to support the Church’s educational and social ministry.

Copyright © 1993, 1999, 2003, 2006, 2015 by Christian Brothers Investment Services, Inc. (CBIS)

All rights reserved. No portion of this material may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, recording or by any information storage and retrieval system, without the express, written permission of CBIS.

www.cbisonline.com

NEW YORK

777 Third Avenue, 29TH Floor

New York, NY 10017

TEL 800.592.8890

TEL 212.490.0800

FAX 212.490.6092

CHICAGO

20 N. Wacker Drive, Suite 2000

Chicago, IL 60606

TEL 877.550.2247

TEL 312.803.6440

FAX 312.803.6441

SAN FRANCISCO

One Embarcadero Center, Suite 500

San Francisco, CA 94111

TEL 800.754.8177

TEL 415.623.2080

FAX 415.623.2070

CBIS GLOBAL

ROME SERVICE CENTRE

Via Aurelia, 476

CP 9099 (Aurelio)

00165 Roma - Italia

TEL (39) 06 66 01 72 18

FAX (39) 06 663 88 21

ACCOUNT SERVICES

Catholic United Investment Trust

PO Box 9683

Providence, RI 02940-9683

U.S. TEL 800-321-7194

INT’L TEL 508-871-9942

U.S. FAX 844-261-6489

INT’L FAX 508-599-4183

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS:

(a)(1)	Certificate of Trust of Catholic Responsible Investments Funds (the “Registrant”), dated July 8, 2021, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001398344-21-014761 on July 23, 2021.

(a)(2)	Registrant’s Amended and Restated Agreement and Declaration of Trust, dated November 17, 2021 (the “Agreement and Declaration of Trust”), is incorporated herein by reference to Exhibit (a)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(b)	Registrant’s By-Laws, dated July 8, 2021 (the “By-Laws”), are incorporated herein by reference to Exhibit (b) of the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-014761 on July 23, 2021.

(c)	See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(2) to this Registration Statement.

(d)(1)	Investment Advisory Agreement, dated November 17, 2021, between the Registrant and Christian Brothers Investment Services Inc. (“CBIS”), is incorporated herein by reference to Exhibit (d)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(i)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Brandywine Global Investment Management, LLC (“Brandywine Global”), is incorporated herein by reference to Exhibit (d)(2)(i) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(ii)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Causeway Capital Management LLC (“Causeway”), is incorporated herein by reference to Exhibit (d)(2)(ii) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(iii)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Dodge & Cox, is incorporated herein by reference to Exhibit (d)(2)(iii) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(iv)	Amended Schedule A, dated August 31, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Dodge & Cox, is filed herewith.

(d)(2)(v)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Global Alpha Capital Management, Ltd. (“Global Alpha”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(vi)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Lazard Asset Management LLC (“Lazard”), is incorporated herein by reference to Exhibit (d)(2)(v) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(vii)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Mar Vista Investment Partners, LLC (“Mar Vista”), is incorporated herein by reference to Exhibit (d)(2)(vii) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(viii)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Principal Global Investors, LLC (“Principal Global”), is incorporated herein by reference to Exhibit (d)(2)(viii) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(ix)	Investment Sub-Advisory Agreement, dated May 1, 2022, between CBIS and RhumbLine Advisers (“RhumbLine”), is filed herewith.

(d)(2)(x)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Sun Life Capital Management (U.S.) LLC (“SLC Management”), is incorporated herein by reference to Exhibit (d)(2)(x) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(xi)	Amended Schedule A, dated June 1, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and SLC Management, is filed herewith.

(d)(2)(xii)	Investment Sub-Advisory Agreement, dated June 1, 2022, between CBIS and Teachers Advisors, LLC (“TAL”), is filed herewith.

(d)(2)(xiii)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and WCM Investment Management, LLC (“WCM”), is incorporated herein by reference to Exhibit (d)(2)(xi) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(xiv)	Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Wellington Management Company LLP (“Wellington Management”), is incorporated herein by reference to Exhibit (d)(2)(xii) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(2)(xv)	Amended Schedule A, dated June 1, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Wellington Management, is filed herewith.

(d)(3)(i)	Expense Limitation Agreement, effective as of December 1, 2021, between the Registrant and CBIS, is incorporated herein by reference to Exhibit (d)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(d)(3)(ii)	Amended Schedule A, dated February 27, 2023, to the Expense Limitation Agreement, effective as of December 1, 2021, between the Registrant and CBIS, is filed herewith.

(e)	Distribution Agreement, dated November 17, 2021, between the Registrant and SEI Investments Distribution Co. (“SIDCO”), is incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(f)	Not Applicable.

(g)	Custodian Agreement, dated November 17, 2021 between the Registrant and Brown Brothers Harriman & Co. (“BBH”), is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(h)(1)	Administration Agreement, dated November 17, 2021, between the Registrant and SEI Investments Global Funds Services (“SEIGFS”), is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(h)(2)	Transfer Agency Agreement, dated December 3, 2021, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(h)(3)	Shareholder Services Plan, dated November 17, 2021, is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(h)(4)	Securities Lending Agency Agreement, dated November 17, 2021, between the Registrant and BBH, is incorporated herein by reference to Exhibit (h)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm, BBD, LLP, is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Registrant’s Rule 18f-3 Multiple Class Plan, including Schedules and Certificates of Class Designation thereto, dated November 17, 2021, is incorporated herein by reference to Exhibit (n) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(o)	Not applicable.

(p)(1)	Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(2)	SIDCO’s Code of Ethics, dated August 21, 2020, is incorporated herein by reference to Exhibit (p)(2) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(3)	SEIGFS’ Code of Ethics is incorporated herein by reference to Exhibit (p)(3) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(4)	CBIS’ Code of Ethics is incorporated herein by reference to Exhibit (p)(4) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(5)	Brandywine Global’s Code of Ethics, dated October 2020, is incorporated herein by reference to Exhibit (p)(5) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(6)	Causeway’s Code of Ethics, dated June 30, 2021, is incorporated herein by reference to Exhibit (p)(6) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(7)	Dodge & Cox’s Code of Ethics, dated December 16, 2020, is incorporated herein by reference to Exhibit (p)(7) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(8)	Global Alpha’s Code of Ethics, dated June 2021, is incorporated herein by reference to Exhibit (p)(8) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(9)	Lazard’s Code of Ethics is incorporated herein by reference to Exhibit (p)(9) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(10)	Mar Vista’s Code of Ethics, dated March 31, 2021, is incorporated herein by reference to Exhibit (p)(11) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(11)	Principal Global’s Code of Ethics, dated April 1, 2020, is incorporated herein by reference to Exhibit (p)(12) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(12)	RhumbLine’s Code of Ethics, dated April 2021, is incorporated herein by reference to Exhibit (p)(13) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(13)	SLC Management’s Code of Ethics, dated November 15, 2022, is filed herewith.

(p)(14)	TAL’s Code of Ethics, dated January 3, 2022, is filed herewith.

(p)(15)	WCM’s Code of Ethics, dated May 1, 2021, is incorporated herein by reference to Exhibit (p)(15) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-023127 on December 1, 2021.

(p)(16)	Wellington Management’s Code of Ethics, dated November 2022, is filed herewith.

(q)(1)	Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, N. Jeffrey Klauder, Bruce R. Speca, Joseph T. Grause, Jr., Robert Mulhall, Michael Beattie and Andrew Metzger are incorporated herein by reference to Exhibit (q)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-020420 on October 26, 2021.

(q)(2)	Powers of Attorney for Mses. Kathleen Gaffney and Monica Walker are filed herewith.

(q)(3)	Resolution adopted by the Board of Trustees of the Registrant is incorporated herein by reference to Exhibit (q)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-258156), filed with the SEC via EDGAR Accession No. 0001398344-21-020420 on October 26, 2021.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT:

Not applicable.

ITEM 30.	INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Registrant or a beneficial owner for any act, omission or obligation of the Registrant or any Trustee all as contemplated by Section 3803(b) of the Delaware Statutory Trust Act (the “Delaware Act”). A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, including for errors of judgment or mistakes of fact or law, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.

The Registrant shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Registrant, any Person who is serving or has served at the Registrant’s request as a trustee, director, officer, employee or agent of another person (including, but not limited to, a wholly-owned subsidiary) in which the Registrant or a series thereof has any interest as a shareholder, creditor or otherwise to the fullest extent permitted by law and in the manner provided in the By-Laws.

The officers, employees, Advisory Board (as such term is defined in the 1940 Act) members and agents of the Registrant shall be entitled to the protection against personal liability for the obligations of the Registrant under Section 3803(c) of the Delaware Act. No officer, employee, Advisory Board member or agent of the Registrant shall be liable to the Registrant, its shareholders, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misconduct, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31:	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER AND SUB-ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each sub-adviser, and each director, officer or partner of the investment adviser and each sub-adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment adviser or any sub-adviser, and/or director, officer or partner of the investment adviser or any sub-adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Christian Brothers Investment Services Inc.

CBIS serves as investment adviser for the Funds. The principal address of CBIS is 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606. CBIS is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2021 and 2022.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul Ainslie, COO	Freshkills Park Alliance; Staten Island, NY 10314	Officer/Director
	SJF Ventures III, IV, and V; 200 N. Magnum St., Durham, NC 27701	Passive Limited Partner
	Growing Impact Ventures (formerly Cavendish Impact Capital, LP); San Diego, CA 92130	Passive Limited Partner
	Iroquois Valley Farmland REIT; 708 Church St, Suite 234, Evanston, IL 60201	Passive Investor

	Shem Creek Capital Fund II; 16 Mica Lane, Suite 200, Wellesley, MA 02481	Passive Limited Partner
John Geissinger, CIO	Bear Stearns Private Funds; 46th Floor – 140 Broadway New York, NW 10005	Limited Partner
Peter Henrich, Chief Development Officer	DHP Investments, LLC	Manager – Personal investments of immediate family
Edward Mooney, Board Member	Entasis Asset Management; 300 N Corporate Dr. Brookfield, WI 53045	Member
	Artisan Partners Limited Partnership; 430 W. 7th Street, Suite 219322 Kansas City, MO 64105-1407	Limited Partner
	Renasissant, Inc.; Wisconsin	Shareholder
	EPMJR LLC, 7038 N Beach Dr, Fox Point, WI, 53217-3657	Member
William Rybak, Board Member	JNL Funds 1 Corporate Way Lansing, MI 48951	Trustee
	Calamos Funds; 2020 Calamos Court, Naperville, IL 60563-2787	Trustee
	Lewis University; 1 University Pkwy, Romeoville, IL 60446	Trustee
	Benchmark IV Fund	Limited Partner
	Makena Fund	Limited Partner
Pamela Gleeson, Board Member	Christian Brothers Services 1205 Windham Parkway Romeoville, IL 60446	Board Member
	De La Salle Institute 4401 Redwood Road Napa, CA 94558	Chief Financial Officer & Secretary
	Lasallian Education Corporation 4401 Redwood Road Napa, CA 94558	Chief Financial Officer & Secretary
	Lasallian Christian Brothers Foundation 4401 Redwood Road Napa, CA 94558	Chief Financial Officer, Board Member
Roberto Herencia, Board Member	ByLine Bancorp, Inc 180 N. LaSalle, Chicago IL 60601	Executive Chairman & CEO
	First BanCorp 1519 Ponce De Leon, San Juan PR 00908	Chairman of the Board
	Banner Corporation 10 South First Avenue, Walla Walla WA 99362	Chairman of the Board
	BXM Holdings 180 N. LaSalle, Chicago IL 60601	President & CEO

Brandywine Global Investment Management, LLC

Brandywine Global serves as an investment sub-adviser for the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. The principal address of Brandywine Global is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2021 and 2022.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Adam Spector, Managing Partner	Franklin Templeton Investments, Inc. One Franklin Parkway, San Mateo, CA 94403	EVP, Head of Global Distribution

Causeway Capital Management LLC

Causeway serves as an investment sub-adviser for the Catholic Responsible Investments International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Causeway engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Dodge & Cox

Dodge & Cox serves as an investment sub-adviser for the Catholic Responsible Investments Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund. The principal address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104. Dodge & Cox is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Dodge & Cox engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Global Alpha Capital Management, Ltd.

Global Alpha serves as an investment sub-adviser for the Catholic Responsible Investments International Small-Cap Fund. The principal address of Global Alpha is 1800 McGill College Avenue, Suite 1300, Montreal, Quebec, Canada H3A 3J6. Global Alpha is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Global Alpha engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard serves as an investment sub-adviser for the Catholic Responsible Investments International Small-Cap Fund. The principal address of Lazard is 30 Rockefeller Plaza New York, New York 10112. Lazard is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Lazard engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Mar Vista Investment Partners, LLC

Mar Vista serves as an investment sub-adviser for the Catholic Responsible Investments Multi-Style US Equity Fund. The principal address of Mar Vista is 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025. Mar Vista is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2021 and 2022.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Silas Myers, CFA Co-founder, CEO, PM/Analyst	Big Brothers Big Sisters of Greater Los Angeles 11755 Wilshire Blvd., Suite 1670 Los Angeles, CA 90025	Board Member
	KCRW Foundation 1900 Pico Blvd. Santa Monica, CA 90405	Board Member
Jeffrey Prestine Partner, PM/Analyst	Orthopaedic Institute for Children 403 West Adams Blvd. Los Angeles, CA 90007	Board Member

Principal Global Investors, LLC

Principal serves as an investment sub-adviser for the Catholic Responsible Investments International Equity Fund. The principal address of Principal is 801 Grand Avenue, Des Moines, Iowa 50392. Principal is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Principal Global engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

RhumbLine Advisers

RhumbLine serves as an investment sub-adviser for the Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund. The principal address of RhumbLine is 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110. RhumbLine is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of RhumbLine engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Sun Life Capital Management (U.S.) LLC

SLC Management serves as an investment sub-adviser for the Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. The principal address of SLC Management is 500 Fifth Avenue, Suite 2500, New York, New York 10110. SLC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2021 and 2022.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Randolph Brown, Head of Insurance Asset Management and Manager, Board of Managers; Chief Investment Officer, Sun Life	Sun Life Assurance Company of Canada 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Chief Investment Officer, Sun Life & Head of Insurance Asset Management, SLC Management
	Crescent Capital Group GP LLC 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025	Member of Board of Managers
Patrick Romain, Manager, Board of Managers	Sun Life Assurance Company of Canada 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Senior Vice-President, Chief Credit Risk Officer
	Sun Life Capital Management (Canada) Inc. 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Director

Stephen Peacher, President and Manager, Board of Managers	BentallGreenOak (Canada) Limited Partnership 1 York Street Suite 1100 Toronto, ON M5J 0B6 Canada	Director
	BentallGreenOak (U.S.) Limited Partnership 1201 Third Avenue, Suite 3000, Seattle, WA 98101	Director
	Sun Life Capital Management (Canada) Inc. 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Director
	Sun Life Assurance Company of Canada 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	President, SLC Management
	Crescent Capital Group GP LLC 11100 Santa Monica Blvd. Suite 2000 Los Angeles, CA 90025	Member of Board of Managers
Melissa Kennedy, Chair and Manager, Board of Managers	BentallGreenOak (Canada) Limited Partnership 1 York Street Suite 1100 Toronto, ON M5J 0B6 Canada	Director
	BentallGreenOak (U.S.) Limited Partnership 1201 Third Avenue, Suite 3000, Seattle, WA 98101	Director
	Sun Life Capital Management (Canada) Inc. 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Chair of the Board
	Sun Life Assurance Company of Canada 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Executive Vice-President, Chief Legal Officer and Public Affairs
	Massachusetts Financial Services Company 111 Huntington Avenue, Boston, MA 02199	Director

Thomas Murphy, Head of Institutional Business and Manager, Board of Managers	BentallGreenOak (Canada) Limited Partnership 1 York Street Suite 1100 Toronto, ON M5J 0B6 Canada	Director
	BentallGreenOak (U.S.) Limited Partnership 1201 Third Avenue, Suite 3000, Seattle, WA 98101	Director
	Sun Life Capital Management (Canada) Inc. 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Director
	Sun Life Assurance Company of Canada 1 York Street - 31st floor Toronto, Ontario M5J 0B6 Canada	Senior Managing Director, Head of Institutional Business, SLC Management

Teachers Advisors, LLC

TAL serves as an investment sub-adviser for the Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund. The principal address of TAL is 730 Third Avenue, New York, New York 10017-3206. TAL is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of TAL engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

WCM Investment Management, LLC

WCM serves as an investment sub-adviser for the Catholic Responsible Investments International Equity Fund. The principal address of WCM is 281 Brooks Street, Laguna Beach, California 92651. WCM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of WCM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Wellington Management Company LLP

Wellington Management serves as an investment sub-adviser for the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended October 31, 2021 and 2022, no director, officer or partner of Wellington Management engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

SIDCO acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010

SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
NexPoint Funds I (f/k/a Highland Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
The Advisors’ Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016
City National Rochdale Select Strategies Fund	March 1, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019
SEI Vista Fund, Ltd.	January 20, 2021
Delaware Wilshire Private Markets Fund	March 22, 2021
SEI Exchange Traded Funds	May 18, 2022

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position(s) and Office(s) with Underwriter	Position(s) and Office(s) with Registrant
William M. Doran	Director	—
Paul F. Klauder	Director	—
Wayne M. Withrow	Director, President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer & Treasurer	—
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
Judith A. Rager	Vice President	—
Jason McGhin	Vice President	—
Gary Michael Reese	Vice President	—
Robert M. Silvestri	Vice President	—

(c)	Not applicable.

ITEM 33:	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

Christian Brothers Investment Services Inc.

125 S. Wacker Drive

Suite 2400

Chicago, Illinois 60606

Brandywine Global Investment Management, LLC

1735 Market Street

Suite 1800

Philadelphia, Pennsylvania 19103

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, California 90025

Dodge & Cox

555 California Street

40th Floor

San Francisco, California 94104

Global Alpha Capital Management, Ltd.

1800 McGill College Avenue

Suite 1300

Montreal, Quebec, Canada H3A 3J6

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

Mar Vista Investment Partners, LLC

11150 Santa Monica Boulevard

Suite 320

Los Angeles, California 90025

Principal Global Investors, LLC

801 Grand Avenue

Des Moines, Iowa 50392

RhumbLine Advisers

265 Franklin Street

21st Floor

Boston, Massachusetts 02110

Sun Life Capital Management (U.S.) LLC

500 Fifth Avenue

Suite 2500

New York, New York 10110

Teachers Advisors, LLC

730 Third Avenue

New York, New York 10017

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, California 92651

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

ITEM 34:	MANAGEMENT SERVICES:

None.

ITEM 35:	UNDERTAKINGS:

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-258156 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of February, 2023.

CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

By:	/s/ Michael Beattie
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	February 28, 2023
Kathleen Gaffney

*	Trustee	February 28, 2023
Joseph T. Grause, Jr.

*	Trustee	February 28, 2023
N. Jeffrey Klauder

*	Trustee	February 28, 2023
Betty L. Krikorian

*	Trustee	February 28, 2023
Robert Mulhall

*	Trustee	February 28, 2023
Robert A. Nesher

*	Trustee	February 28, 2023
Bruce Speca

*	Trustee	February 28, 2023
Monica Walker

*	President	February 28, 2023
Michael Beattie

*	Treasurer, Controller &	February 28, 2023
Andrew Metzger	Chief Financial Officer

*By:	/s/ Matthew M. Maher
Matthew M. Maher
Attorney-in-Fact

EXHIBIT INDEX

(d)(2)(iv)	Amended Schedule A, dated August 31, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Dodge & Cox
(d)(2)(ix)	Investment Sub-Advisory Agreement, dated May 1, 2022, between CBIS and RhumbLine
(d)(2)(xi)	Amended Schedule A, dated June 1, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and SLC Management
(d)(2)(xii)	Investment Sub-Advisory Agreement, dated June 1, 2022, between CBIS and TAL
(d)(2)(xv)	Amended Schedule A, dated June 1, 2022, to the Investment Sub-Advisory Agreement, dated November 17, 2021, between CBIS and Wellington Management
(d)(3)(ii)	Amended Schedule A, dated February 27, 2023, to the Expense Limitation Agreement, effective as of December 1, 2021, between the Registrant and CBIS
(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
(j)	Consent of Independent Registered Public Accounting Firm, BBD, LLP
(p)(13)	SLC Management’s Code of Ethics, dated November 15, 2022
(p)(14)	TAL’s Code of Ethics, dated January 3, 2022
(p)(16)	Wellington Management’s Code of Ethics, dated November 2022
(q)(2)	Powers of Attorney for Mses. Kathleen Gaffney and Monica Walker